                                                            Exhibit 10.1

                                CREDIT AGREEMENT

                                   dated as of
                                 March 29, 2002

                                      among

                            MAVERICK TUBE CORPORATION
                               MAVERICK TUBE, L.P.
                                MAVERICK GP, INC.
                       PRECISION TUBE HOLDING CORPORATION
                         MAVERICK INVESTMENT CORPORATION
                                PRECISION GP, LLC
                         PRECISION TUBE TECHNOLOGY, L.P.
                               as the US Borrowers

                                       and

                              PRUDENTIAL STEEL LTD.
                           MAVERICK TUBE (CANADA) INC.
                      MAVERICK EXCHANGECO (NOVA SCOTIA) ULC
                          PRECISION TUBE CANADA LIMITED
                            as the Canadian Borrowers

                                       and

                      JPMORGAN CHASE BANK, Individually and
                  as Issuing Bank and as Administrative Agent,

                                       and

                         CIT BUSINESS CREDIT CANADA INC.
     Individually and as Issuing Bank and as Canadian Administrative Agent,

                                       and

             GENERAL ELECTRIC CAPITAL CORPORATION, Individually and
                             as Documentation Agent

                                       and

                             FINANCIAL INSTITUTIONS,
                         NOW OR HEREAFTER PARTIES HERETO
                                   as Lenders

                       Domestic Revolving Credit Facility
                Multi-Currency Canadian Revolving Credit Facility
                               Term Loan Facility

                                TABLE OF CONTENTS

                                                                                                           Page No.

                                                               ARTICLE 1
                                                       DEFINITIONS; CONSTRUCTION
Section 1.1       Definitions.....................................................................................
Section 1.2       Accounting Terms and Determinations............................................................
Section 1.3       Other Definitional Terms.......................................................................

                                                               ARTICLE 2
                                                       AMOUNT AND TERMS OF LOANS
Section 2.1       Loans and Commitments..........................................................................
Section 2.2       Borrowing Requests.............................................................................
Section 2.3       Letters of Credit..............................................................................
Section 2.4       Disbursement of Funds..........................................................................
Section 2.5       Notes and Maturity.............................................................................
Section 2.6       Interest.......................................................................................
Section 2.7       Interest Periods...............................................................................
Section 2.8       Bankers' Acceptances...........................................................................
Section 2.9       Repayment of Loans.............................................................................
Section 2.10      Voluntary Termination or Reduction of Revolving Credit Commitments.............................
Section 2.11      Mandatory Prepayments; Voluntary Prepayments; Order of Application.............................
Section 2.12      Continuation and Conversion Options............................................................
Section 2.13      Fees...........................................................................................
Section 2.14      Payments, etc..................................................................................
Section 2.15      Interest Rate Not Ascertainable, etc...........................................................
Section 2.16      Illegality.....................................................................................
Section 2.17      Increased Costs................................................................................
Section 2.18      Change of Lending Office.......................................................................
Section 2.19      Funding Losses.................................................................................
Section 2.20      Sharing of Payments, etc.......................................................................
Section 2.21      Taxes..........................................................................................
Section 2.22      Pro Rata Treatment.............................................................................
Section 2.23      Replacement of Lenders.........................................................................
Section 2.24      Advances of Revolving Credit Loans to Satisfy Lender Indebtedness..............................
Section 2.25      Joint and Several Liability of US Borrowers; Rights of Contribution among US
                  Borrowers......................................................................................
Section 2.26      Participations in US Swingline Loans...........................................................
Section 2.27      Sharing Events.................................................................................

                                                               ARTICLE 3
                                                       CONDITIONS TO BORROWINGS
Section 3.1       Closing........................................................................................
Section 3.2       Conditions Precedent to All Loans and Letters of Credit........................................
Section 3.3       Post Closing Conditions........................................................................

                                                               ARTICLE 4
                                                               SECURITY
Section 4.1       Security Granted by US Credit Parties..........................................................
Section 4.2       Security Granted by Canadian Credit Parties....................................................
Section 4.3       Establishment of US Lockbox....................................................................
Section 4.4       Establishment of Canadian Lockbox..............................................................

Section 4.5       Establishment of US Blocked Account............................................................
Section 4.6       Establishment of Canadian Blocked Account......................................................
Section 4.7       Application of Proceeds of US Blocked Account..................................................
Section 4.8       Application of Proceeds of Canadian Blocked Account............................................

                                                               ARTICLE 5
                                                    REPRESENTATIONS AND WARRANTIES
Section 5.1       Corporate Existence............................................................................
Section 5.2       Corporate Power and Authorization..............................................................
Section 5.3       Binding Obligations............................................................................
Section 5.4       No Legal Bar or Resultant Lien.................................................................
Section 5.5       No Consent.....................................................................................
Section 5.6       Financial Information..........................................................................
Section 5.7       Litigation.....................................................................................
Section 5.8       Use of Proceeds................................................................................
Section 5.9       US Employee Benefits...........................................................................
Section 5.10      Canadian Employee Benefits.....................................................................
Section 5.11      Taxes; Governmental Charges....................................................................
Section 5.12      Titles, etc....................................................................................
Section 5.13      Defaults.......................................................................................
Section 5.14      Casualties; Taking of Properties...............................................................
Section 5.15      Compliance with the Law........................................................................
Section 5.16      No Material Misstatements......................................................................
Section 5.17      Investment Company Act.........................................................................
Section 5.18      Public Utility Holding Company Act.............................................................
Section 5.19      Capital Structure..............................................................................
Section 5.20      Insurance......................................................................................
Section 5.21      Environmental Matters..........................................................................
Section 5.22      Solvency.......................................................................................
Section 5.23      Employee Matters...............................................................................
Section 5.24      Real Property..................................................................................
Section 5.25      Perfection Certificate;  Schedules to other Financing Documents................................
Section 5.26      Existing Indebtedness..........................................................................
Section 5.27      Purchase  Documents............................................................................
Section 5.28      Representations With Respect to Certain Credit Parties.........................................
Section 5.29      Accounts.......................................................................................

                                                               ARTICLE 6
                                                         AFFIRMATIVE COVENANTS
Section 6.1       Maintenance and Compliance, etc................................................................
Section 6.2       Payment of Taxes and Claims, etc...............................................................
Section 6.3       Further Assurances.............................................................................
Section 6.4       Performance of Obligations.....................................................................
Section 6.5       Insurance......................................................................................
Section 6.6       Accounts and Records...........................................................................
Section 6.7       Right of Inspection............................................................................
Section 6.8       Operation and Maintenance of Property..........................................................
Section 6.9       New Subsidiaries; Additional Liens.............................................................
Section 6.10      Reporting Covenants............................................................................


                                                               ARTICLE 7
                                                          NEGATIVE COVENANTS
Section 7.1       Financial Covenants...........................................................................
Section 7.2       Indebtedness..................................................................................
Section 7.3       Liens.........................................................................................
Section 7.4       Mergers, Sales, etc...........................................................................
Section 7.5       Dividends, etc................................................................................
Section 7.6       Investments, Loans, etc.......................................................................
Section 7.7       Sales and Leasebacks; Synthetic Leases........................................................
Section 7.8       Nature of Business............................................................................
Section 7.9       ERISA Compliance..............................................................................
Section 7.10      Sale or Discount of Receivables...............................................................
Section 7.11      Negative Pledge Agreements....................................................................
Section 7.12      Transactions with Affiliates..................................................................
Section 7.13      Unconditional Purchase Obligations............................................................
Section 7.14      Equity........................................................................................
Section 7.15      Capital Expenditures..........................................................................
Section 7.16      Intercompany Transactions.....................................................................
Section 7.17      Acquisitions; Creation of Subsidiaries........................................................
Section 7.18      Accounts......................................................................................
Section 7.19      Modifications to Indebtedness Agreements......................................................
Section 7.20      Fiscal Year...................................................................................
Section 7.21      Modification of Purchase Documents............................................................
Section 7.22      Negative Covenants With Respect to Certain Credit Parties.....................................

                                                               ARTICLE 8
                                                           EVENTS OF DEFAULT
Section 8.1       Payments......................................................................................
Section 8.2       Covenants Without Notice......................................................................
Section 8.3       Other Covenants...............................................................................
Section 8.4       Other Financing Document Obligations..........................................................
Section 8.5       Representations...............................................................................
Section 8.6       Non-Payments of Other Indebtedness............................................................
Section 8.7       Defaults Under Other Agreements...............................................................
Section 8.8       Bankruptcy Under US Law.......................................................................
Section 8.9       Bankruptcy Under Canadian Law.................................................................
Section 8.10      Money Judgment................................................................................
Section 8.11      Discontinuance of Business....................................................................
Section 8.12      Financing Documents...........................................................................
Section 8.13      Change of Control.............................................................................

                                                               ARTICLE 9
                                                                AGENTS
Section 9.1       Appointment of Agents.........................................................................
Section 9.2       Limitation of Duties of Agents................................................................
Section 9.3       Lack of Reliance on the Agents................................................................
Section 9.4       Certain Rights of the Agents..................................................................
Section 9.5       Reliance by Agents............................................................................
Section 9.6       Indemnification of Agents.....................................................................
Section 9.7       Agents in their Individual Capacity...........................................................
Section 9.8       May Treat Lender as Owner.....................................................................
Section 9.9       Successor Agent...............................................................................

Section 9.10      Documentation Agent...........................................................................

                                                              ARTICLE 10
                                                             MISCELLANEOUS
Section 10.1      Notices.......................................................................................
Section 10.2      Amendments and Waivers........................................................................
Section 10.3      No Waiver; Remedies Cumulative................................................................
Section 10.4      Payment of Expenses, Indemnities, etc.........................................................
Section 10.5      Right of Setoff...............................................................................
Section 10.6      Benefit of Agreement..........................................................................
Section 10.7      Successors and Assigns; Participations and Assignments........................................
Section 10.8      Governing Law; Submission to Jurisdiction; etc................................................
Section 10.9      Independent Nature of Lenders' Rights.........................................................
Section 10.10     Invalidity....................................................................................
Section 10.11     Renewal, Extension or Rearrangement...........................................................
Section 10.12     Confidentiality...............................................................................
Section 10.13     Interest......................................................................................
Section 10.14     Entire Agreement..............................................................................
Section 10.15     Attachments...................................................................................
Section 10.16     Counterparts..................................................................................
Section 10.17     Survival of Indemnities.......................................................................
Section 10.18     Headings Descriptive..........................................................................
Section 10.19     Satisfaction Requirement......................................................................
Section 10.20     Exculpation Provisions........................................................................
Section 10.22     No Financial Assistance by Canadian Credit Parties............................................
Section 10.23     Missouri Law Provision........................................................................


SCHEDULES
Schedule 1.3 Projections
Schedule 3.3 Post-Closing Matters
Schedule 5.7 Litigation
Schedule 5.15 Compliance with Laws
Schedule 5.19 Capital Structure
Schedule 5.20 Insurance
Schedule 5.21 Environmental Matters
Schedule 5.23 Employee Matters
Schedule 5.24 Real Property Locations
Schedule 5.26 Indebtedness
Schedule 7.2 Permitted Indebtedness
Schedule 7.3 Permitted Liens
Schedule 7.6 Permitted Investments
Schedule 7.8 Nature of Business

EXHIBITS
Exhibit A-1     Form of US Borrowing Base Report
Exhibit A-2     Form of Canadian Borrowing Base Report
Exhibit B-1     Form of Borrowing Request (US Revolving Credit Loan)
Exhibit B-2     Form of Borrowing Request (Canadian Revolving Credit Loans)
Exhibit B-3     Form of Borrowing Request (US Letters of Credit)
Exhibit B-4     Form of Borrowing Request (Canadian Letters of Credit)

Exhibit B-5     Form of Borrowing Request (US Swingline Loans)
Exhibit C-1     Form of Mortgage
Exhibit C-2     Form of Assignment of Rents
Exhibit D       Form of Canadian Revolving Credit Note
Exhibit E       Form of Canadian Security Agreement
Exhibit F       Form of Guaranty and Security Agreement
Exhibit G       Form of Perfection Certificate Update
Exhibit H       Form of Term Lender Joinder Agreement
Exhibit I       Form of Term Note
Exhibit J       Form of US Real Estate Mortgage
Exhibit K       Form of US Revolving Credit Note
Exhibit L       Form of US Swingline Note
Exhibit M       Form of B/A Equivalent Note
Exhibit N       Form of Borrower Joinder Agreement
Exhibit O       Form of Compliance Certificate
Exhibit P       Form of Weekly Collateral Report
Exhibit Q       Form of Inventory Designation Report
Exhibit R       Form of Assignment and Acceptance
Exhibit S       Form of Restricted Account Agreement

                              LIST OF DEFINED TERMS
                              ---------------------

                                                                     Page No.
                                                                     --------

$......................................................................
[Intentionally Deleted]................................................
ABR....................................................................
ABR Loan...............................................................
Acceptance Fee.........................................................
Account Party..........................................................
Acquisition............................................................
Acquisition Transactions...............................................
Adjusted Interest Expense..............................................
Administrative Agent...................................................
Advance Notice.........................................................
Affiliate..............................................................
Agent..................................................................
Aggregate Canadian Revolving Credit Exposure...........................
Aggregate Revolving Credit Exposure....................................
Aggregate US Revolving Credit Exposure.................................
Agreement..............................................................
Applicable Commitment Fee Percentage...................................
applicable law.........................................................
Applicable Margin......................................................
Applicable Percentage..................................................
Application............................................................
Assessment Rate........................................................
Assignment and Acceptance..............................................
Availability Reserves..................................................
B/A....................................................................
B/A Cover..............................................................
B/A Equivalent Note....................................................
B/A Loan...............................................................
Bailee.................................................................
Bailee's Letter........................................................
Bankruptcy Code........................................................
Base CD Rate...........................................................
Beneficially Own.......................................................
Board..................................................................
Borrower...............................................................
Borrower" and "Borrowers...............................................
Borrowers..............................................................
Borrowing..............................................................
Borrowing Base Report..................................................
Borrowing Request......................................................
Business Day...........................................................
C$.....................................................................
C$ Denominated Loan....................................................
Canadian Administrative Agent..........................................
Canadian Blocked Account...............................................
Canadian Borrower......................................................
Canadian Borrowers.....................................................

Canadian Borrowing Base................................................
Canadian Credit Party..................................................
Canadian Equipment Component...........................................
Canadian Excess Availability...........................................
Canadian Excess Cash Flow Amount.......................................
Canadian Fee Letter....................................................
Canadian Guaranty and Security Agreement...............................
Canadian Included-in-Transit Limit.....................................
Canadian Inventory Limit...............................................
Canadian Lender........................................................
Canadian Lender Indebtedness...........................................
Canadian Letter of Credit..............................................
Canadian Letter of Credit Liabilities..................................
Canadian Letters of Credit.............................................
Canadian Loans.........................................................
Canadian Lockbox.......................................................
Canadian Lockbox Bank..................................................
Canadian Maximum Available Amount......................................
Canadian Prime Rate....................................................
Canadian Prime Rate Loans..............................................
Canadian Priority Claims Reserve.......................................
Canadian Real Estate Mortgage..........................................
Canadian Revolving Credit Commitment...................................
Canadian Revolving Credit Commitments..................................
Canadian Revolving Credit Exposure.....................................
Canadian Revolving Credit Loan.........................................
Canadian Revolving Credit Note.........................................
Canadian Revolving Credit Percentage...................................
Canadian WIP Limit.....................................................
Capital Expenditures...................................................
Capital Lease Obligations..............................................
Cash Management Affiliate..............................................
Cash Management Agreement..............................................
Cash Management Reserves...............................................
CDOR Rate..............................................................
CERCLA.................................................................
Change of Control......................................................
Closing Date...........................................................
Code...................................................................
Coiled.................................................................
Collateral.............................................................
Combined Revolving Credit Commitment...................................
Commitment.............................................................
Company................................................................
Contract Period........................................................
Credit Parties.........................................................
Credit Party...........................................................
Credit Percentage......................................................
Current Information....................................................
Dated Assets...........................................................
Dated Liabilities......................................................

Default....................................................................
Dilution...................................................................
Dilution Percentage........................................................
Disbursement Account.......................................................
Discount Proceeds..........................................................
Discount Rate..............................................................
disposal...................................................................
disposed...................................................................
Disposition................................................................
Documentary Letter of Credit...............................................
Documentation Agent.......................................................
Dollar.....................................................................
Dollar Denominated Loans...................................................
Dollar Equivalent..........................................................
EBITDA.....................................................................
Eligible Account...........................................................
Eligible Account Advance Percentage........................................
Eligible Bailee Inventory..................................................
Eligible Bill and Hold Accounts............................................
Eligible Included-In-Transit Inventory.....................................
Eligible Inventory.........................................................
Eligible Inventory Advance Percentage......................................
Environmental Laws.........................................................
Equity.....................................................................
ERISA......................................................................
ERISA Affiliate............................................................
ERISA Termination Event....................................................
Eurodollar Loan............................................................
Eurodollar Rate............................................................
Event of Default...........................................................
Excess Availability........................................................
Excess Cash Flow...........................................................
Excess Net Cash Proceeds...................................................
Exchangeco.................................................................
Excluded Taxes.............................................................
Existing Indebtedness......................................................
Federal Funds Effective Rate...............................................
Fee Letter.................................................................
Financial Statements.......................................................
Financing Documents........................................................
Financing Parties..........................................................
Fiscal Quarter.............................................................
Fiscal Year................................................................
Fixed Charge Coverage Ratio................................................
Foreign Lender.............................................................
Funded Indebtedness........................................................
Funds Flow from Operations.................................................
GAAP.......................................................................
Governmental Authority.....................................................
Governmental Requirement...................................................
GP Inc.....................................................................

GP LLC.....................................................................
Group......................................................................
Guaranty and Security Agreement............................................
hazardous substance........................................................
herein.....................................................................
hereof.....................................................................
hereunder..................................................................
Highest Lawful Rate........................................................
Holding....................................................................
Imbalance Lender...........................................................
Included-In-Transit Inventory..............................................
Included-in-Transit Limit..................................................
Indebtedness...............................................................
Indemnified Taxes..........................................................
Information................................................................
Initial Reserve............................................................
Interest Expense...........................................................
Interest Period............................................................
Inventory Limit............................................................
Investment.................................................................
Issuing Bank...............................................................
JPMorgan...................................................................
JPMorgan Canada............................................................
Judgment Currency..........................................................
L/C Cover..................................................................
Landlord Consent and Subordination Agreement...............................
Landlord Waiver Agreement..................................................
LaSalle Account............................................................
laws applicable to any Financing Party.....................................
Lender.....................................................................
Lender Indebtedness........................................................
Lenders....................................................................
Lending Office.............................................................
Letter of Credit Liabilities...............................................
Letters of Credit..........................................................
Lien.......................................................................
Loan.......................................................................
Lockbox....................................................................
Lockbox Agreement..........................................................
Longview Account...........................................................
Margin Stock...............................................................
Material Adverse Effect....................................................
Maturity Date..............................................................
Maverick International.....................................................
Minimum Excess Availability................................................
Mortgaged Real Property....................................................
Net Cash Proceeds..........................................................
New Subsidiary.............................................................
Non Financed Capital Expenditures..........................................
Notes......................................................................
Obligated Party............................................................

oil........................................................................
OPA........................................................................
Other Taxes................................................................
Overadvance................................................................
Participant................................................................
Payment Office.............................................................
PBGC.......................................................................
Perfection Certificate Update..............................................
Perfection Certificates....................................................
Permitted Borrowing Base Adjustments.......................................
Permitted Liens............................................................
Person.....................................................................
Plan.......................................................................
Precision..................................................................
Precision Canada...........................................................
Precision International....................................................
Precision Scotland.........................................................
Precision Transactions.....................................................
Prime Rate.................................................................
Processing Reserves........................................................
Projections................................................................
Property...................................................................
Prudential.................................................................
PTTI.......................................................................
Purchase Agreement.........................................................
Purchase Documents.........................................................
Quarterly Dates............................................................
RCRA.......................................................................
Real Estate Mortgage.......................................................
Real Property..............................................................
Register...................................................................
Regulation D...............................................................
Regulations U and X........................................................
Reimbursement Obligations..................................................
Related Affiliate..........................................................
Related Person.............................................................
release....................................................................
Required Lenders...........................................................
Required Revolving Lenders.................................................
Required Term Lenders......................................................
Responsible Officer........................................................
Restated Account...........................................................
Restricted Account Agreement...............................................
Revolving Credit Commitments...............................................
Revolving Credit Exposure..................................................
Revolving Credit Loan......................................................
Revolving Credit Notes.....................................................
Revolving Lenders..........................................................
Rolling Period.............................................................
Secured Affiliate..........................................................
Security Instruments.......................................................

Sellers....................................................................
Settlement Date............................................................
Sharing Event..............................................................
solid waste................................................................
Solvent....................................................................
Southwest Account..........................................................
Spot Exchange Rate.........................................................
Standby Letter of Credit...................................................
Statutory Reserves.........................................................
Stock Repurchase...........................................................
Storage/Handling Reserves..................................................
subject Borrower...........................................................
Subsidiary.................................................................
Swap Agreement.............................................................
Swap Reserves..............................................................
Tax Benefit................................................................
Taxes......................................................................
Temporary Lockbox Institutions.............................................
Term.......................................................................
Term Commitment............................................................
Term Lender................................................................
Term Loans.................................................................
Term Note..................................................................
Term Percentage............................................................
threatened release.........................................................
Three-Month Secondary CD Rate..............................................
Transactions...............................................................
Transferee.................................................................
Tri-Party Agreement........................................................
Tube.......................................................................
Tube Canada................................................................
Type.......................................................................
UCC........................................................................
UCP........................................................................
Unrelated Person...........................................................
US Base Rate...............................................................
US Blocked Account.........................................................
US Borrower................................................................
US Borrowers...............................................................
US Borrowing Base..........................................................
US Credit Party............................................................
US Equipment Component.....................................................
US Excess Cash Flow Amount.................................................
US Funding Amount..........................................................
US Included-in-Transit Limit...............................................
US Inventory Limit.........................................................
US Lender..................................................................
US Lender Indebtedness.....................................................
US Letter of Credit Liabilities............................................
US Letters of Credit.......................................................
US Loans...................................................................

US Lockbox.................................................................
US Maximum Available Amount................................................
US Real Estate Mortgage....................................................
US Revolving Credit Commitment.............................................
US Revolving Credit Commitments............................................
US Revolving Credit Exposure...............................................
US Revolving Credit Loan...................................................
US Revolving Credit Note...................................................
US Revolving Credit Percentage.............................................
US Revolving Lender........................................................
US Swingline Availability..................................................
US Swingline Commitment....................................................
US Swingline Exposure......................................................
US Swingline Lender........................................................
US Swingline Loan..........................................................
US Swingline Loans.........................................................
US Swingline Note..........................................................
US WIP Limit...............................................................
Voting Stock...............................................................
WIP Limit..................................................................

                                CREDIT AGREEMENT

         THIS CREDIT AGREEMENT (this "AGREEMENT") is made and entered into as of the 29th day of March, 2002, among Maverick Tube Corporation, a Delaware corporation (the "COMPANY"), Maverick Investment Corporation, a Delaware corporation ("INVESTMENT"), Maverick Tube, L.P., a Delaware limited partnership ("TUBE"), Precision Tube Holding Corporation, a Delaware corporation ("HOLDING"), Maverick GP, Inc., a Delaware corporation ("GP INC."), Precision GP, LLC, a Delaware limited liability company ("GP LLC"), Precision Tube Technology, L.P., a Delaware limited partnership ("PRECISION" and collectively with the Company, Investment, Tube, Holding, GP Inc. and GP LLC, the "US BORROWERS" and individually, a "US BORROWER"), Prudential Steel Ltd., an Alberta corporation ("PRUDENTIAL"), Maverick Exchangeco (Nova Scotia) ULC, a Nova Scotia unlimited liability company ("EXCHANGECO"), Maverick Tube (Canada) Inc., an Alberta corporation ("TUBE CANADA"), Precision Tube Canada Limited, an Alberta corporation ("PRECISION CANADA" and collectively with Prudential, Exchangeco and Tube Canada, the "Canadian Borrowers" and individually, a "CANADIAN BORROWER") (the US Borrowers and the Canadian Borrowers are together referred to herein as the "BORROWERS" and individually, a "BORROWER"), JPMorgan Chase Bank, individually as Lender and Issuing Bank and as the Administrative Agent, CIT Business Credit Canada Inc., individually as Lender and as the Canadian Administrative Agent and as Issuing Bank, General Electric Capital Corporation, as Documentation Agent, each additional Issuing Bank hereunder from time to time, and each of the lenders that is a signatory hereto or which hereafter becomes a party hereto as provided in Section 10.7 including, without limitation, the US Swingline Lender (as defined below) (individually, a "LENDER" and, collectively, the "LENDERS").

                                    RECITALS:

         Pursuant to that certain Stock Purchase Agreement (the "PURCHASE AGREEMENT") dated as of February 12, 2002 by and among the Company, Holding and the stockholders of Holding (such stockholders are referred to herein as "SELLERS"), the Company agreed to (a) make certain capital contributions to Holding to pay in full certain outstanding indebtedness of Holding, and (b) purchase all of the issued and outstanding capital stock of Holding of every class (collectively, the "ACQUISITION").

         Immediately following the Acquisition, (a) Texas Coiled Tubing Property Company, a Texas corporation and a wholly-owned subsidiary of PTTI (as defined below) ("COILED") will merge with and into Precision Tube Technology, Inc., a Texas corporation and wholly owned subsidiary of Holding ("PTTI"), (b) Holding will form GP LLC and contribute five percent (5%) of the issued and outstanding stock of PTTI to GP LLC, and (c) PTTI will convert from a Texas corporation to a Texas limited partnership of which Holding will be a ninety-five percent (95%) limited partner and GP LLC will be a five percent (5%) general partner (collectively, the "PRECISION TRANSACTIONS" and together with the Acquisition, the "ACQUISITION TRANSACTIONS").

         Borrowers have requested that Lenders make certain Revolving Credit Loans (as herein defined) and Term Loans (as herein defined) to Borrowers and that the Issuing Banks (as herein defined) issue certain Letters of Credit (as herein defined) for the account of Borrowers including, without limitation, to finance the Acquisition.

         Pursuant to the terms of this Agreement, the Revolving Lenders have agreed to make Revolving Credit Loans to Borrowers and the Issuing Banks have agreed to issue such Letters of Credit, and pursuant to one or more Term Lender Joinder Agreements (as herein defined) which may hereafter be executed in connection with this Agreement, one or more Term Lenders (as herein defined) may be added as Term Lenders party to this Agreement and may make and hold Term Loans hereunder (it being acknowledged that no Lender has agreed to make Term Loans as of the date hereof).

         Proceeds of the Revolving Credit Loans and Term Loans will be used solely (a) to finance a portion of the purchase price of the Acquisition, (b) to refinance certain existing indebtedness of the Borrowers, (c) to pay fees and expenses related to the Acquisition, (d) to support working capital requirements of the Borrowers, and (e) for general corporate purposes of Borrowers.

                                   AGREEMENTS:

         In consideration of the mutual covenants and agreements herein contained, the Borrowers, the Administrative Agent, the Canadian Administrative Agent, the Issuing Banks and the Lenders agree as follows:

                                   ARTICLE 1
                            DEFINITIONS; CONSTRUCTION

          SECTION 1.1 DEFINITIONS. As used herein, the following terms shall have the meanings herein specified (to be equally applicable to both the singular and plural forms of the terms defined). Reference to any party in a Financing Document shall mean that party and its successors and assigns.

                  "ABR" shall have the meaning provided in Section 2.6(a).

                  "ABR LOAN" shall mean a Revolving Credit Loan, Term Loan or US Swingline Loan bearing interest at the rate provided in Section 2.6(a).

                  "ACCEPTANCE FEE" shall mean a fee payable in C$ by the Canadian Borrowers to a C$ Lender with respect to the acceptance or purchase of a B/A by such Canadian Lender, calculated on the face amount of such B/A at a rate per annum equal to the Applicable Margin with respect to B/A Loans on the basis of the number of days in the applicable Contract Period (inclusive of the first day and exclusive of the last day) and a year of 365 days (it being agreed that the Applicable Margin in respect of a B/A Equivalent Note is equivalent to the Applicable Margin otherwise applicable to a B/A having the same face amount and Contract Period as the subject B/A Equivalent Note).

                  "ACCOUNT PARTY" shall have the meaning assigned to such term in Section 2.3(d).

                  "ACQUISITION" shall have the meaning set forth in the recitals hereto.

                  "ACQUISITION TRANSACTIONS" shall have the meaning set forth in the recitals hereto.

                  "ADJUSTED INTEREST EXPENSE" shall mean, as to the Company and its Subsidiaries on a consolidated basis and for any period, Interest Expense less any non cash Interest Expense.

                  "ADMINISTRATIVE AGENT" shall mean JPMorgan Chase Bank, acting in the manner and to the extent described in Article 9, and any successor to JPMorgan Chase Bank acting in such manner.

                  "ADVANCE NOTICE" shall mean written or telecopy notice (with telephonic confirmation in the case of telecopy notice), which in each case shall be irrevocable, from the applicable Borrowers to be received by the Administrative Agent (or Canadian Administrative Agent (with a copy to Administrative Agent) in the case of any Borrowing, conversion, continuation or prepayment of Canadian Loans) before 1:00 pm. (New York, New York time) (or 12:00 p.m. (noon) New York, New York time in the case of any Borrowing of ABR Loans or B/A Loans and 11:00 a.m. New York, New York time in the case of any Borrowing of Canadian Prime Rate Loans), by the number of Business Days in advance of any

Borrowing, conversion, continuation or prepayment of any Loan or Loans pursuant to this Agreement as respectively indicated below:

                           (a)      Eurodollar Loans - 3 Business Days;

                           (b)      ABR Loans - Same Business Day;

                           (c) Canadian Prime Rate Loans equal to or less than C$10,000,000 - Same Business Day;

                           (d) Canadian Prime Rate Loans greater than C$10,000,000 -- One Business Day; and

                           (e)      B/A Loans - One Business Day.

                  For the purpose of determining the applicable period of Advance Notice in the case of the conversion from one Type of Loan into another, the Loans into which there is to be a conversion shall control. The Administrative Agent, the Canadian Administrative Agent, each Issuing Bank and each Lender are entitled to rely upon and act upon telecopy notice made or purportedly made by Borrowers, and the Borrowers hereby waive the right to dispute the authenticity and validity of any such transaction once the Administrative Agent, the Canadian Administrative Agent or any Lender has advanced funds or any Issuing Bank has issued Letters of Credit, absent manifest error.

                  "AFFILIATE" shall mean (a) any Person controlling, controlled by or under common control with any other Person, (b) with respect to any Person, any other Person who is an officer, director, managing member, partner, trustee or beneficiary of such Person, and (c) any Person who is a spouse, sibling, parent, grandparent, child or grandchild of a Person described in clauses (a) or (b) preceding. For purposes of this definition, "CONTROL" (including "controlled by" and "under common control with") shall mean the possession, directly or indirectly, of the power to either (a) vote 10% or more of the Voting Stock of such Person or (b) direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

                  "AGENT" shall mean any of Administrative Agent or Documentation Agent.

                  "AGGREGATE CANADIAN REVOLVING CREDIT EXPOSURE" shall mean the sum of all of the Canadian Lenders' Canadian Revolving Credit Exposures.

                  "AGGREGATE REVOLVING CREDIT EXPOSURE" shall mean the sum of all of the Revolving Lenders' Revolving Credit Exposures.

                  "AGGREGATE US REVOLVING CREDIT EXPOSURE" shall mean the sum of all of the US Lenders' US Revolving Credit Exposures.

                  "AGREEMENT" shall mean this Credit Agreement, as further amended, modified or supplemented from time to time.

                  "APPLICABLE COMMITMENT FEE PERCENTAGE" shall mean, on any day, the applicable per annum percentage set forth at the appropriate intersection in the table shown below, based on the Minimum Excess Availability for the most recently ended Fiscal Quarter:

            MINIMUM EXCESS AVAILABILITY                 APPLICABLE COMMITMENT FEE PERCENTAGE
            ---------------------------                 ------------------------------------
         Less than or equal to $20,000,000                            0.5000%

Greater than $20,000,000 but less than or equal to                    0.5000%
                    $50,000,000

Greater than $50,000,000 but less than or equal to                    0.4375%
                    $80,000,000

             Greater than $80,000,000                                 0.3750%

Each change in the Applicable Commitment Fee Percentage shall be effective as of the first day of the third month of each applicable Fiscal Quarter based on the Minimum Excess Availability during the immediately preceding Fiscal Quarter. Notwithstanding the foregoing, for the period from the Closing Date through March 1, 2003, the Applicable Commitment Fee Percentage will be 0.5000%.

                  "APPLICABLE MARGIN" shall mean, on any day and with respect to any Loan other than Term Loans, the applicable per annum percentage set forth at the appropriate intersection in the table shown below, based on the Minimum Excess Availability for the most recently ended Fiscal Quarter.

                                                                                       CANADIAN
                                                                                       PRIME RATE
                           EURODOLLAR              B/A LOAN          ABR LOAN              LOAN
      MINIMUM              APPLICABLE             APPLICABLE        APPLICABLE          APPLICABLE
       EXCESS                MARGIN                 MARGIN            MARGIN              MARGIN
   AVAILABILITY            PERCENTAGE             PERCENTAGE        PERCENTAGE          PERCENTAGE
   ------------            ----------             ----------        ----------          ----------
Less than or equal           3.00%                 3.00%               1.00%               1.75%
  to $20,000,000

Greater than                 2.75%                 2.75%               0.75%               1.50%
  $20,000,000 but
less than or equal
  to $50,000,000

   Greater than              2.50%                 2.50%               0.50%               1.25%
  $50,000,000 but
less than or equal
  to $80,000,000


   Greater than              2.25%                 2.25%               0.25%               1.00%
    $80,000,000

Each change in the Applicable Margin shall be effective as of the first day of the third month of each applicable Fiscal Quarter based on the Minimum Excess Availability for the immediately preceding Fiscal Quarter. Notwithstanding the foregoing, for the period from the Closing Date through March 1, 2003, the initial Eurodollar Loan Applicable Margin and B/A Loan Applicable Margin (other than with respect to Term Loans) will be 2.75%, the initial ABR Loan Applicable Margin shall be 0.75% and the initial Canadian Prime Rate Loan Applicable Margin shall be 1.50%. The Applicable Margin with respect to Term Loans shall be as set forth in the Term Lender Joinder Agreement.

                  "APPLICABLE PERCENTAGE" shall mean, (a) with respect to any US Revolving Lender, such US Revolving Lender's US Revolving Credit Percentage, (b) with respect to any Term Lender, such

Term Lender's Term Loan Percentage, and (c) with respect to any Canadian Lender, such Canadian Lender's Canadian Revolving Credit Percentage, as applicable.

                  "APPLICATION" shall mean an "Application and Agreement for Letters of Credit," or similar instruments or agreements, entered into between a Borrower and an Issuing Bank in connection with any Letter of Credit.

                  "ASSESSMENT RATE" shall mean, for any day, the annual assessment rate in effect on such day that is payable by a member of the Bank Insurance Fund classified as "well-capitalized" and within supervisory subgroup "B" (or a comparable successor risk classification) within the meaning of 12 C.F.R. Part 327 (or any successor provision) to the Federal Deposit Insurance Corporation for insurance by such corporation of time deposits made in dollars at the offices of such member in the United States; provided that if, as a result of any change in any law, rule or regulation, it is no longer possible to determine the Assessment Rate as aforesaid, then the Assessment Rate shall be such annual rate as shall be determined in good faith by the Administrative Agent to be representative of the cost of such insurance to the Lenders.

                  "ASSIGNMENT AND ACCEPTANCE" shall have the meaning provided in
Section 10.7.

                  "AVAILABILITY RESERVES" shall mean, as of any date of determination, such amounts as Administrative Agent may from time to time establish and revise in its sole but reasonable discretion reducing the US Borrowing Base and/or Canadian Borrowing Base which would otherwise be available to Borrowers under the lending formulas provided for herein: (a) to reflect general eligibility criteria, events, conditions, contingencies or risks which, as determined by Administrative Agent in its reasonable discretion, do or may affect either (i) any component of the US Borrowing Base or Canadian Borrowing Base or their value, (ii) the assets, business or prospects of any Credit Party, or (iii) the security interests and other rights of Administrative Agent and Canadian Administrative Agent in the Collateral (including the enforceability, perfection and priority thereof), or (b) to reflect Administrative Agent's customary practice or its belief that any collateral report or financial information furnished by or on behalf of any Borrower to any Agent or any Lender is or may have been incomplete, inaccurate or misleading in any material respect, or (c) in respect of any state of facts which Administrative Agent determines constitutes a Default or Event of Default. Without limiting the foregoing, Administrative Agent may establish and/or increase Availability Reserves in respect of (x) liabilities of any Credit Party under any Cash Management Agreements, Swap Agreement or any other swap, cap, floor, collar, futures contract or option designed to hedge against fluctuations in commodity prices, securities prices or other financial market conditions, (y) statutory claims, deemed trusts or inventory subject to rights of suppliers under Section
81.1 of Bankruptcy and Insolvency Act (Canada), or (z) employee related liabilities. Without limiting the foregoing, the Initial Reserve will be established as an Availability Reserve with respect to the US Borrowing Base from the Closing Date until April 1, 2003.

                  "B/A" shall mean a non-interest bearing bill of exchange denominated in C$, drawn by the Canadian Borrowers and accepted by a Canadian Lender in accordance with this Agreement, provided that with respect to a Canadian Lender that is not a chartered bank under the Bank Act (Canada) or that has notified the Administrative Agent that it is otherwise unable to accept such bills of exchange, it shall mean a B/A Equivalent Note.

                  "B/A COVER" when required by this Agreement for B/A Loans, shall be effected by paying to Canadian Administrative Agent, in immediately available funds, to be collaterally assigned as security pursuant to the Financing Documents, an amount equal to the aggregate amount of all outstanding B/A Loans. Such amount shall be retained by the Canadian Administrative Agent and applied to repay the principal of each B/A Loan upon the maturity thereof until all such B/A Loans have been fully satisfied.

                  "B/A EQUIVALENT NOTE" shall have the meaning given such term in Section 2.8(g) hereto.

                  "B/A LOAN" shall mean a Borrowing comprised of B/As.

                  "BAILEE" shall mean any Person who is in possession of any inventory of any Borrower on behalf of such Borrower.

                  "BAILEE'S LETTER" shall mean a letter in form and substance acceptable to Administrative Agent executed by any Person who is in possession of inventory on behalf of any Borrower pursuant to which such Person acknowledges Administrative Agent's Lien or Canadian Administrative Agent's Lien, as applicable, with respect thereto.

                  "BANKRUPTCY CODE" shall have the meaning provided in Section 8.8.

                  "BASE CD RATE" shall mean the sum of (a) the Three-Month Secondary CD Rate multiplied by the Statutory Reserve Rate plus (b) the Assessment Rate.

                  "BLOCKED ACCOUNT" shall mean one or more demand deposit accounts established by the Canadian Borrowers with the Canadian Lockbox Bank and the US Borrowers with Administrative Agent which (a) the applicable Borrowers and Administrative Agent or Canadian Lockbox Bank, as applicable, jointly designate as a "Blocked Account," (b) into which all cash receipts of the applicable Borrowers from whatever source (including, without limitation, all currency, checks and drafts representing proceeds of the Collateral and further including any of the foregoing received in the Lockbox) shall be deposited pursuant to Section 4.3 and Section 4.4 hereof and pursuant to the Security Documents, and (c) which are subject to the provisions of Section 4.5 and Section 4.6 hereof.

                  "BOARD" shall mean the Board of Governors of the Federal Reserve System of the United States.

                  "BORROWER" AND "BORROWERS" shall have the meanings set forth in the initial paragraph hereof.

                  "BORROWING" shall mean a borrowing pursuant to a Borrowing Request, a borrowing pursuant to Section 2.2(c) or a continuation or a conversion pursuant to Section 2.12 consisting, in each case, of the same Type of Loans having, in the case of Eurodollar Loans or B/A Loans, the same Interest Period or Contract Period (except as otherwise provided in Section 2.15 and Section 2.16) and made previously or being made concurrently by all of the Lenders.

                  "BORROWING BASE REPORT" shall mean the report of each of the US Borrowers and the Canadian Borrowers concerning the amount of the US Borrowing Base or the Canadian Borrowing Base, as applicable, to be delivered pursuant to Section 6.10, substantially in the form attached as Exhibit A-1 or A-2 (depending on which Borrowing Base is being computed).

                  "BORROWING REQUEST" shall mean a request for a Borrowing pursuant to Section 2.2, substantially in the form attached as Exhibit B-1 through B-5 hereof (depending on the type of Loan with respect to which such Borrowing Request is being submitted).

                  "BUSINESS DAY" shall mean any day excluding Saturday, Sunday and any other day on which banks are required or authorized to close in Dallas, Texas or New York, New York and, if the applicable Business Day relates to Eurodollar Loans, on which trading is carried on by and between banks in Dollar deposits in the Eurodollar market and, if the applicable Business Day relates to Canadian Revolving Credit Loans, including B/A Loans, or the Dollar Equivalent of any amount denominated in C$, shall also exclude any other day on which banks are required or authorized to close in Toronto, Ontario Canada.

                  "C$" shall mean lawful money of Canada.

                  "C$ DENOMINATED LOAN" shall mean Canadian Revolving Credit Loans which are denominated in C$.

                  "CANADIAN ADMINISTRATIVE AGENT" shall mean CIT Business Credit Canada Inc., acting in the manner and to the extent described in Article 9 and any successor to CIT Business Credit Canada Inc. acting in such capacity.

                  "CANADIAN BLOCKED ACCOUNT" means a Blocked Account established by the Canadian Borrowers with Canadian Lockbox Bank.

                  "CANADIAN BORROWERS" shall have the meaning set forth in the initial paragraph hereof.

                  "CANADIAN BORROWING BASE" shall mean, only with respect to the Canadian Borrowers, the amount equal to the sum of:

                  (a) the Eligible Account Advance Percentage of the Canadian Borrowers' Eligible Accounts, plus

                  (b) the lesser of (i) the sum of (A) the Eligible Inventory Advance Percentage of the Canadian Borrowers' Eligible Inventory (other than work in process) and Eligible Bailee Inventory (other than work in process) plus, (B) the lesser of (1) the Eligible Inventory Advance Percentage of the Canadian Borrowers' Eligible Inventory consisting of work in process and Eligible Bailee Inventory consisting of work in process, and (2) Canadian WIP Limit, plus (C) the lesser of (1) the Eligible Inventory Advance Percentage of the Canadian Borrowers' Eligible Included-In-Transit Inventory and (2) Canadian Included-in-Transit Limit, or (ii) the Canadian Inventory Limit, plus

                  (c) the Canadian Equipment Component in effect as of the date for which the Canadian Borrowing Base is being calculated;

provided, that, in no event will the component of the Canadian Borrowing Base determined pursuant to clause (b) exceed 60% of the total Canadian Borrowing Base (but solely for purposes of this calculation, the Canadian Equipment Component shall remain constant at the amount in effect as the Closing Date without giving effect to any subsequent reductions in the Canadian Equipment Component pursuant to the definition of such term). The Canadian Borrowing Base in effect under this Agreement at any time shall be the Canadian Borrowing Base reflected on the most recent Canadian Borrowing Base Report delivered to Canadian Administrative Agent and Administrative Agent pursuant to Section 6.10(g) hereof, subject to (a) the right of Canadian Administrative Agent, Administrative Agent or Required Lenders to contest any components thereof or the calculation thereof, and (b) immediate adjustment as result of (i) establishment of Availability Reserves, (ii) reductions in advance rates permitted herein, (iii) scheduled reductions in the Canadian Equipment Component, (iv) more frequent reporting of certain components of the Canadian Borrowing Base to the extent required in accordance with Section 6.10(g), and (v) any changes in eligibility standards required by Administrative Agent.

                  "CANADIAN CREDIT PARTY" shall mean the Canadian Borrowers and each other Credit Party which is formed or organized under the federal laws of Canada or under the laws of any province or territory in Canada.

                  "CANADIAN EQUIPMENT COMPONENT" shall mean $10,000,000 on the Closing Date; provided that the Canadian Equipment Component shall be reduced
(a) by $151,515 on the first day of each month commencing with October 1, 2002 and continuing on the first day of each month thereafter throughout the term of this Agreement, and (b) on April 1 of each calendar year commencing April 1, 2003, by the Canadian Excess Cash Flow Amount for the Fiscal Year most recently ended.

                  "CANADIAN EXCESS AVAILABILITY" shall mean, as of any date, the remainder of (a) the Canadian Borrowing Base as of such date, less (b) the aggregate outstanding balance of the Canadian Lender Indebtedness as of such date.

                  "CANADIAN EXCESS CASH FLOW AMOUNT" shall mean, with respect to any Fiscal Year, the lesser of (a) $1,666,500 and (b) 40% of the Excess Cash Flow of the Canadian Borrowers for such Fiscal Year. The Canadian Excess Cash Flow Amount shall be determined for any Fiscal Year by the Administrative Agent following the delivery of the Company's audited consolidated financial statements for such Fiscal Year pursuant to Section 6.10(a) hereof; provided, that, if the Company shall fail to deliver its audited consolidated financial statements for any Fiscal Year on or before the date required pursuant to
Section 6.10(a) hereof, $1,666,500 shall be the Canadian Excess Cash Flow Amount for such Fiscal Year.

                  "CANADIAN FEE LETTER" shall mean the letter agreement dated March 28, 2002, regarding fees executed by CIT Business Credit Canada, Inc. and accepted by Canadian Borrowers.

                  "CANADIAN INCLUDED-IN-TRANSIT LIMIT" shall mean the amount of the Included-in-Transit Limit which the Canadian Borrowers designate as the "Canadian Included-in-Transit Limit" on the Canadian Borrowing Base Report from which the Canadian Borrowing Base is being calculated; provided, that, for any date on which the Borrowing Bases are being reported, in no event shall the sum of the Canadian Included-in-Transit Limit and the US Included-in-Transit Limit ever exceed the Included-in-Transit Limit.

                  "CANADIAN INVENTORY LIMIT" shall mean the amount of the Inventory Limit which the Canadian Borrowers designate as the "Canadian Inventory Limit" on the Canadian Borrowing Base Report from which the Canadian Borrowing Base is being calculated; provided, that, in no event shall the sum of the Canadian Inventory Limit and the US Inventory Limit ever exceed the Inventory Limit.

                  "CANADIAN LENDER" shall mean a Lender with a Canadian Revolving Credit Commitment.

                  "CANADIAN LENDER INDEBTEDNESS" shall mean any and all amounts owing or to be owing by any Canadian Credit Party to the Administrative Agent, the Canadian Administrative Agent, the Issuing Banks or the Lenders with respect to or in connection with the Canadian Loans, any Canadian Letter of Credit Liabilities, the Notes, any Swap Agreement between any of the Canadian Borrowers and JPMorgan or any of its Secured Affiliates, any Cash Management Agreement between any of the Canadian Borrowers and a Canadian Lender or its Cash Management Affiliate, this Agreement, or any other Financing Document and, as to Swap Agreements with JPMorgan or any of its Secured Affiliates or any Cash Management Agreement with any Lender or any Lender or its Cash Management Affiliate, any and all amounts owing or to be owing by any Canadian Credit Party thereunder to JPMorgan or any of its Secured Affiliates or Cash Management Affiliate, respectively.

                  "CANADIAN LETTER OF CREDIT" shall have the meaning set forth in Section 2.3(b).

                  "CANADIAN LETTERS OF CREDIT" shall mean all Letters of Credit issued under the Canadian Revolving Credit Commitments.

                  "CANADIAN LETTER OF CREDIT LIABILITIES" shall mean, at any time and in respect of any Canadian Letter of Credit, the Dollar Equivalent at such time of the sum of (a) the amount available for drawings under such Canadian Letter of Credit as of the date of determination plus (b) the aggregate unpaid amount of all Reimbursement Obligations due and payable as of the date of determination in respect of previous drawings made under such Canadian Letter of Credit.

                  "CANADIAN LOANS" shall mean the Canadian Revolving Credit
Loans.

                  "CANADIAN LOCKBOX" shall mean any lock box to be established and operated pursuant to Section 4.4 hereof and the Canadian Lockbox Agreement.

                  "CANADIAN LOCKBOX AGREEMENT" shall mean an agreement between the Canadian Borrowers and the Canadian Lockbox Bank governing the Canadian Lockbox.

                  "CANADIAN LOCKBOX BANK" shall mean Royal Bank of Canada or any other financial institution designated by Canadian Administrative Agent and approved by the Administrative Agent to act as the Canadian Lockbox Bank and consented to in writing by the Canadian Borrowers which consent shall not be unreasonably withheld and which has entered into the Canadian Lockbox Agreement.

                  "CANADIAN MAXIMUM AVAILABLE AMOUNT" shall mean, at any date, an amount equal to the lesser of (a) the Aggregate Canadian Revolving Credit Commitments as of such date, and (b) the remainder of (i) the Canadian Borrowing Base as of such date, minus (ii) the sum of (A) the Availability Reserves with respect to the Canadian Borrowing Base as of such date, plus (B) Canadian Priority Claims Reserve as of the day the Canadian Borrowing Base is calculated, plus (C) the portion of the Swap Reserves, the Cash Management Reserves, the Processing Reserves and Storage/Handling Reserves applicable to the Canadian Borrowers as of the last day of the month for which the Canadian Borrowing Base is being calculated.

                  "CANADIAN PRIME RATE" shall mean on any day, the annual rate of interest (rounded upwards, if necessary, to the nearest 1/16 of 1%) equal to the greater of: (a) the annual rate of interest announced from time to time by JPMorgan Canada as its prime rate in effect at its principal office in Toronto, Ontario Canada on such day being the reference rate used by JPMorgan Canada for determining interest rates on C$ denominated commercial loans to its customers in Canada; and (b) the annual rate of interest equal to the sum of (i) the CDOR Rate in effect on such day, and (ii) 1%.

                  "CANADIAN PRIME RATE LOANS" shall mean C$ Denominated Loans which bear interest at a rate based upon the Canadian Prime Rate.

                  "CANADIAN PRIORITY CLAIMS RESERVE" shall mean, as of the last day of each month, the aggregate amount of all claims that Governmental Authorities have against the Canadian Borrowers on such date, which if asserted could have priority over the Canadian Lender Indebtedness pursuant to applicable Canadian federal, provincial or territorial laws and shall include, without limitation, claims with respect to accrued salaries and wages, accrued vacation payable, Revenue Canada employment taxes, employment post-retirement health and dental insurance, goods and services, taxes and provincial sales taxes.

                  "CANADIAN REAL ESTATE MORTGAGE" shall mean a Mortgage and an Assignment of Rents substantially in the form of Exhibits C-1 and C-2 and in each case with such changes thereto as Canadian Administrative Agent shall deem necessary or appropriate to comply with provincial and local Governmental Requirements.

                  "CANADIAN REVOLVING CREDIT COMMITMENT" shall have the meaning assigned to such term in Section 2.1(d).

                  "CANADIAN REVOLVING CREDIT EXPOSURE" shall mean, at any time and as to each Canadian Lender, the Dollar Equivalent sum of (a) the aggregate principal amount of the Canadian Revolving Credit Loans made by such Canadian Lender outstanding as of such date plus (b) the accrued and unpaid interest on the Canadian Revolving Credit Loans made by such Canadian Lender outstanding as of such date plus (c) such Canadian Lender's Canadian Revolving Credit Percentage of the aggregate amount of all Canadian Letter of Credit Liabilities as of such date.

                  "CANADIAN REVOLVING CREDIT LOAN" shall have the meaning provided in Section 2.1(a).

                  "CANADIAN REVOLVING CREDIT NOTE" shall mean a promissory note of the Canadian Borrowers described in Section 2.5(b) payable to any Canadian Lender and being substantially in the form of Exhibit D, evidencing the aggregate Indebtedness of the Canadian Borrowers to such Canadian Lender resulting from Canadian Revolving Credit Loans made by such Lender.

                  "CANADIAN REVOLVING CREDIT PERCENTAGE" shall mean as to any Canadian Lender, the percentage of the aggregate Canadian Revolving Credit Commitments constituted by its Canadian Revolving Credit Commitment (or, if the Canadian Revolving Credit Commitments have terminated or expired, the percentage which such Lender's Canadian Revolving Credit Exposure at such time constitutes of the Aggregate Canadian Revolving Credit Exposure at such time).

                  "CANADIAN SECURITY AGREEMENT" shall mean any and all Security Agreements executed by a Canadian Credit Party, substantially in the form of Exhibit E, as amended, modified, renewed, supplemented or restated from time to time.

                  "CANADIAN WIP LIMIT" shall mean the amount of the WIP Limit which the Canadian Borrowers designate as the "Canadian WIP Limit" on the Canadian Borrowing Base Report from which the Canadian Borrowing Base is being calculated; provided, that, in no event shall the sum of the Canadian WIP Limit and the US WIP Limit ever exceed the WIP Limit.

                  "CAPITAL EXPENDITURES" shall mean, as to any Person for any period, all expenditures (whether paid in cash or accrued as a liability, including the portion of Capital Lease Obligations originally incurred during such period that are capitalized on the consolidated balance sheet of the Company) by such Person and its Subsidiaries during such period, that, in conformity with GAAP, are included in "capital expenditures," "additions to property, plant or equipment" or comparable items in the consolidated financial statements of such Person, but excluding expenditures for the restoration, repair or replacement of any fixed or capital asset that was destroyed or damaged, in whole or in part, in an amount equal to any insurance proceeds received in connection with such destruction or damage.

                  "CAPITAL LEASE OBLIGATIONS" shall mean, as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property which obligations are required to be classified and accounted for as a liability for a capital lease on a balance sheet of such Person and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof.

                  "CASH MANAGEMENT AFFILIATE" shall mean any Affiliate of any Lender that has entered into a Cash Management Agreement with a Credit Party with the obligations of such Credit Party thereunder being secured by one or more Security Instruments.

                  "CASH MANAGEMENT AGREEMENT" shall mean any document, instrument, agreement, arrangements or transactions with respect to cash management services and includes, without limitation, any of the foregoing related to deposit accounts, overdraft protection or automated clearing house transactions.

                  "CASH MANAGEMENT RESERVES" shall mean, an amount (reflected in Dollars) calculated as of the last day of each month and separately for the US Borrowers and the Canadian Borrowers, equal to such Borrowers' liability under the Cash Management Agreements to which such Borrowers are a party and any exposure of the Lenders or Cash Management Affiliates with respect to such Cash Management Agreements and the services performed thereunder on behalf of such Borrowers.

                  "CDOR RATE" shall mean on any date, the annual rate of interest which is the rate based on an average rate applicable to Canadian B/As for a term of 30 days appearing on the "Reuters Screen CDOR Page" (as defined in the International Swaps and Derivatives Association, Inc. definitions, as modified and amended from time to time) at approximately 10:00 a.m. (Toronto, Ontario Canada time), on such date, or if such date is not a Business Day, then on the immediately preceding Business Day, provided that, if such rate does not appear on the Reuters Screen CDOR Page as contemplated, then the CDOR Rate on any date shall be calculated as the rate for the term referred to above applicable to Canadian B/As quoted by JPMorgan Canada as of 10:00 a.m. (Toronto, Ontario Canada time) on such date or, if such date is not a Business Day, then on the immediately preceding Business Day.

                  "CHANGE OF CONTROL" shall be deemed to occur at any time when any of the following occurs: (a) any Unrelated Person or any Unrelated Persons, acting together, which would constitute a Group together with any Affiliates or Related Persons thereof (in each case also constituting Unrelated Persons) shall at any time either (1) Beneficially Own more than 30% of the aggregate voting power of all classes of Voting Stock of the Company, or (2) succeed in having a sufficient number of its or their nominees elected to the Board of Directors of the Company such that such nominees, when added to any existing director remaining on the Board of Directors of the Company after such election who is an Affiliate or Related Person of such Person or Group, shall constitute a majority of the Board of Directors of the Company, or (b) the Company ceasing to directly or indirectly own 100% of the issued and outstanding Equity of each other Credit Party on a fully diluted basis. As used herein (1) "BENEFICIALLY OWN" means "beneficially own" as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended, or any successor provision thereto; provided, however, that, for purposes of this definition, a Person shall not be deemed to Beneficially Own securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates until such tendered securities are accepted for purchase or exchange; (2) "GROUP" means a "group" for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended; (3) "UNRELATED PERSON" means at any time any Person other than the Company; and (4) "RELATED PERSON" of any Person means any other Person owning
(A) 10% or more of the outstanding common stock of such Person or (B) 10% or more of the Voting Stock of such Person.

                  "CLOSING DATE" shall mean the "as of" date of this Agreement set forth in the first paragraph hereof.

                  "CODE" shall mean the Internal Revenue Code of 1986, as amended, and any successor statute.

                  "COILED" shall have the meaning set forth in the recitals hereto.

                  "COLLATERAL" shall mean the Credit Parties' Properties described in and subject to the Liens, privileges, priorities and security interests purported to be created by any Security Instrument.

                  "COMBINED REVOLVING CREDIT COMMITMENT" shall mean, for any Revolving Lender, the aggregate amount of such Revolving Lender's US and Canadian Revolving Credit Commitments, and for purposes of this definition, a Revolving Lender and its Related Affiliate shall be deemed to be one and the same Revolving Lender.

                  "COMMITMENT" means any US Revolving Credit Commitment, US Swingline Commitment, Term Commitment or Canadian Revolving Credit Commitment, and "COMMITMENTS" means all such Commitments collectively.

                  "COMPANY" shall have the meaning set forth in the initial paragraph hereof.

                  "CONTRACT PERIOD" shall mean the term of a B/A selected by the Canadian Borrowers in accordance with Section 2.8 or Section 2.12 commencing on the date of such Borrowing or any rollover date, as applicable, of such B/A (which shall be a Business Day) and expiring on a Business Day which shall be either one month, two months, three months, or with the consent of the Canadian Lenders, six months later; provided that no Contract Period shall extend beyond the Maturity Date. Notwithstanding the foregoing, whenever the last day of any Contract Period would otherwise occur on a day which is not a Business Day, the last day of such Contract Period shall occur on the next succeeding Business Day and such extension of time shall in such case be included in computing the Acceptance Fee in respect of the relevant B/A.

                  "CREDIT PARTIES" shall mean the Company, and each of its Subsidiaries collectively, and "CREDIT PARTY" shall mean any such Person individually.

                  "CREDIT PERCENTAGE" means, for each Lender, the percentage obtained by dividing (a) the sum of the Revolving Credit Exposure of such Lender and the outstanding principal balance of any Term Loans held by such Lender, by
(b) the sum of the Aggregate Revolving Credit Exposure, plus the aggregate outstanding principal balance of all Term Loans.

                  "CURRENT INFORMATION" shall mean, as of any day, the financial statements and other related information for any applicable period most recently required to be delivered to the Administrative Agent pursuant to Section 6.10(a), Section 6.10(b), and Section 6.10(c).

                  "DATED ASSETS" has the meaning assigned to such term in
Section 2.25(c) hereof.

                  "DATED LIABILITIES" has the meaning assigned to such term in
Section 2.25(c) hereof.

                  "DEFAULT" shall mean an Event of Default or any condition or event which, with notice or lapse of time or both, would constitute an Event of Default.

                  "DILUTION" shall mean a reduction as determined by Administrative Agent in the value of accounts caused by returns, allowances, discounts, credits, and/or any other offsets asserted by customers or granted by Borrowers having the effect of reducing the collections of accounts.

                  "DILUTION PERCENTAGE" shall mean, with respect to either the US Borrowers or the Canadian Borrowers, the ratio as reasonably determined by Administrative Agent of Dilution to the total sales of such Borrowers.

                  "DISBURSEMENT ACCOUNT" has the meaning assigned to such term in Section 2.4(a).

                  "DISCOUNT PROCEEDS" shall mean for any B/A, an amount (rounded to the nearest whole cent, and with one-half of one cent being rounded upwards) calculated on the applicable date of the Borrowing of which such B/A is a part or any rollover date for such Borrowing by multiplying: (a) the face amount of the B/A; by (b) the quotient of one divided by the sum of one plus the product of: (1) the Discount Rate (expressed as a decimal) applicable to such B/A, and
(2) a fraction, the numerator of which is the Contract Period of the B/A and the denominator of which is 365, with the such quotient being rounded up or down to the fifth decimal place, and .000005 being rounded up.

                  "DISCOUNT RATE" shall mean the percentage discount rate (expressed to two decimal places and rounded upward, if necessary, to the nearest 0.01%) quoted by JPMorgan Canada as the percentage discount rate at which JPMorgan Canada would, in accordance with its normal practices, at or about 10:00 a.m., Toronto, Ontario Canada time, on such date, be prepared to purchase bankers' acceptances accepted by JPMorgan Canada having a face amount and term comparable to the face amount and term of such B/A.

                  "DISPOSITION" shall mean the sale by the applicable US Borrower of either of the following: (a) the Real Property located in Longview, Washington and described on Schedule 5.24 hereto, and (b) the Real Property located in Hickman, Arkansas described on Schedule 5.24 hereto, to the extent subject to a purchase option pursuant to Article 22 of that certain Lease Agreement dated January 10, 2001 between the Company and Commercial Resins Company, Inc.

                  "DOCUMENTARY LETTER OF CREDIT" shall mean a letter of credit issued pursuant to this Credit Agreement that supports payment or performance for a single identified purchase or exchange of products in the ordinary course of business of the Borrowers.

                  "DOCUMENTATION AGENT" shall mean General Electric Capital Corporation, acting in the manner and to the extent described in Article 9, and any successor to General Electric Capital Corporation acting in such manner

                  "DOLLAR" and the sign "$," without the letter "C" before it, shall mean lawful money of the United States of America.

                  "DOLLAR DENOMINATED LOANS" shall mean US Revolving Credit Loans and any Canadian Revolving Credit Loans which are denominated in Dollars and Dollars Denominated Loans shall include all Term Loans.

                  "DOLLAR EQUIVALENT" shall mean, on any date of determination, with respect to any amount expressed in C$, the amount of Dollars that may be purchased with such amount of C$ at the Spot Exchange Rate on such date.

                  "EBITDA" shall mean, as to the Company for any period, without duplication, the amount equal to the following calculated for the Company and its wholly owned consolidated Subsidiaries on a consolidated basis; net income determined in accordance with GAAP, plus to the extent deducted from net income, Interest Expense, depreciation, amortization, other non-cash expenses, and income and franchise tax expenses; provided, that, extraordinary gains or losses for any such period, including but not limited to gains or losses on the disposition of assets, shall not be included in EBITDA.

                  "ELIGIBLE ACCOUNT" shall mean at any time with respect to any Person the invoice amount, net of all goods and services, harmonized and sales taxes, (which shall be the Dollar Equivalent at such time of any amount denominated in C$) owing on each account (which shall mean (a) any "account" as such term is defined in Section 9-102(a)(2) of the UCC and (b) any "chattel paper" as such term is defined in Section 9-102(a)(11) of the UCC) of such Person (net of any credit balance, returns, trade discounts, unapplied cash, unbilled amounts or retention or finance charges) which meet such standards of eligibility as Administrative Agent shall establish from time to time in its sole reasonable discretion; provided that no account shall be deemed an Eligible Account unless each of the following statements is accurate and complete (and the Person by including such account in any computation of the applicable Borrowing Base shall be deemed to represent and warrant to the Administrative Agent, each Issuing Bank and the Lenders the accuracy and completeness of such statements; provided, that such Person will not be deemed to have represented or warranted to Administrative Agent's general satisfaction with the credit standing of any obligor (as provided in clause (12) hereof) or with letters of credit or export/input insurance (as provided in clause (13) hereof)):

                  (1) Said account is a binding and valid obligation of the obligor thereon in full force and effect;

                  (2)      Said account is evidenced by an invoice;

                  (3) Said account is genuine as appearing on its face or as represented in the books and records of the Person;

                  (4) Said account is free from claims regarding rescission, cancellation or avoidance, whether by operation of law or otherwise;

                  (5) Payment of said account is less than 90 days past the original invoice date thereof, other than accounts of up to three (3) obligors owed to the Canadian Borrowers that have been extended 60 day terms by a Canadian Borrower so long as payment of said accounts of such obligors are less than 120 days past the original invoice date thereof;

                  (6) Said account is net of concessions, offset, deduction, contras, chargebacks or understandings with the obligor thereon that in any way could reasonably be expected to adversely affect the payment of, or the amount of, said account;

                  (7) The Administrative Agent, or the Canadian Administrative Agent, as the case may be, on behalf of the applicable Lenders, the Cash Management Affiliates and the Secured Affiliates, has a first-priority perfected Lien covering said account and said account is, and at all times will be, free and clear of all other Liens other than Permitted Liens;

                  (8) The obligor on said account is not (a) an Affiliate of any of the Borrowers, or (b) an employee of any of the Borrowers;

                  (9) Said account arose in the ordinary course of business of the Person;

                  (10) Said account is not payable by an obligor who is more than 90 days past the original invoice date thereof with regard to 50% or more of the total aggregate accounts owed to the Person by such obligor and all of its Affiliates;

                  (11) All consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given in connection with the execution, delivery and performance of said account by each party obligated thereunder have been duly obtained, effected or given and are in full force and effect;

                  (12) The obligor on said account is not the subject of any bankruptcy or insolvency proceeding, has not had a trustee or receiver appointed for all or a substantial part of its property, has not made an assignment for the benefit of creditors, admitted its inability to pay its debts as they mature or suspended its business, and the Administrative Agent, in its reasonable discretion, is otherwise satisfied with the credit standing of such obligor;

                  (13) The obligor of said account is organized and existing under the laws of the United States of America or a State thereof or the federal laws of Canada, a province or territory thereof, or if the obligor is not so organized and existing, said account is covered under letters of credit or export/import insurance reasonably satisfactory to Administrative Agent;

                  (14) The obligor of said account is not a state, commonwealth, provincial, federal, foreign, territorial, or other court or governmental department, commission, board, bureau, agency or instrumentality other than the federal government of the United States of America, the federal government of Canada or the government of any province or territory of Canada or political subdivision thereof, and then only to the extent that such Person has complied in all respects with the relevant provisions of the Federal Assignment of Claims Act of 1940 (for a US Borrower) or the Financial Administration Act (Canada) or similar provincial or territorial legislation or municipal ordinance of similar purpose (for a Canadian Borrower);

                  (15) In the case of the sale of goods, the subject goods have been sold and shipped or delivered to an obligor on a true sale basis on open account, or subject to contract, and not on consignment, on approval, on a "sale or return" basis, or on a "bill and hold" or "pre-sale" basis or subject to any other repurchase or return agreement, no material part of the subject goods has been returned, rejected, lost or damaged, and said account is not evidenced by chattel paper or an instrument of any kind;

                  (16) Each of the representations and warranties set forth herein and in the Security Instruments with respect to said account is true and correct on such date; and

                  (17) The obligor of said account is not an individual or individual proprietorship which does not transact with the Borrower in the ordinary course of business of the Borrower;

provided that, if any Eligible Account, when added to all other accounts that are obligations of the same obligor and its Affiliates, results in a total sum that exceeds 20% of the total balance then due on all Eligible Accounts owed to the Borrowers (without giving effect to any reduction in Eligible Accounts pursuant to this proviso), unless the accounts of such obligors or group of Affiliated obligors are insured pursuant to credit insurance acceptable to Administrative Agent which has been assigned to Administrative Agent or Canadian Administrative Agent (as applicable), the amount of said accounts in excess of 20% of such total balance then due shall be excluded from Eligible Accounts of the Borrowers to whom said accounts are owed; provided, that, if said accounts of such obligor (or group of Affiliated obligors) are owed to both the US Borrowers and Canadian Borrowers, such excess amount shall be excluded from the Eligible Accounts of the Canadian Borrowers and the US Borrowers in the same proportion as all amounts from such obligor are owed to the Canadian Borrowers and the US Borrowers.

                  "ELIGIBLE ACCOUNT ADVANCE PERCENTAGE" shall mean 85%; provided, that, Administrative Agent may, in its sole discretion lower such percentage to such lesser percentage as it deems appropriate in its sole discretion at any time the applicable Borrowers' Dilution Percentage exceeds five percent (5%).

                  "ELIGIBLE BAILEE INVENTORY" shall mean all "inventory" (as such term is defined in Section 9-102(a)(48) of the UCC) of the Borrowers which would be "Eligible Inventory" but for the requirement set forth in clause (2) of the definition of Eligible Inventory because such inventory is located on Real Property that is not owned or leased by the Borrowers, and with respect to which the Administrative Agent shall have received a Bailee's Letter in a form and substance satisfactory to the Administrative Agent in its sole discretion.

                  "ELIGIBLE BILL AND HOLD ACCOUNTS" shall mean any "account" as such term is defined in Section 9-102(a)(2) of the UCC and (b) any "chattel paper" as such term is defined in Section 9-102(a)(11) of the UCC) of any US Borrower which would be an "Eligible Account" but for the requirement set forth in clause (15) of the definition of Eligible Account because it is a "bill and hold" account, and with respect to which, (i) such account is less than 60 days from its original invoice date and (ii) the Administrative Agent shall have received an agreement from the obligor thereof confirming its unconditional obligation to pay such "bill and hold" accounts in form and substance satisfactory to the Administrative Agent in its sole discretion.

                  "ELIGIBLE INCLUDED-IN-TRANSIT INVENTORY" shall mean Included-In-Transit Inventory which would be "Eligible Inventory" but for the requirement set forth in clause (2) of the definition of Eligible Inventory.

                  "ELIGIBLE INVENTORY" shall mean, at any time with respect to any Person, all "inventory" (as such term is defined in Section 9-102(a)(48) of the UCC) of such Person valued in Dollars on a lower of cost (on a FIFO basis and excluding any component of cost representing intercompany profit in the case of inventory acquired from an Affiliate) or market basis in accordance with GAAP (with detailed calculations of lower of cost or market to occur on at least a quarterly basis (until such time as Excess Availability is less than $20,000,000 at which time such calculations will be required on a monthly basis until Excess Availability has exceeded $20,000,000 for ninety (90) consecutive days) for which each of the following statements is accurate and complete (and such Person by including such inventory in any computation of the applicable Borrowing Base shall be deemed to represent and warrant to the Administrative Agent, each Issuing Bank and each Lender the accuracy and completeness of such statements (subject to Permitted Borrowing Base Adjustments)):

                  (1) Said inventory is in good condition, meets all standards imposed by any Governmental Authority having regulatory authority over it or its use and/or sale and is not obsolete and is either currently usable or currently salable in the normal course of business of such Person;

                  (2) Said inventory is either (i) inventory the payment for which has been provided for by the issuance of a Documentary Letter of Credit hereunder, or (ii) is in possession of such Person and (1) located on Real Property owned or leased by such Person and described in Schedule 5.24 hereto, and (2) within the United States or Canada; provided, that, if said inventory is located on Real Property leased by such Person, the landlord of such Real Property shall have executed a Landlord Waiver Agreement;

                  (3) Each of the representations and warranties set forth in the Security Instruments with respect to said inventory is true and correct on such date;

                  (4) The Administrative Agent or the Canadian Administrative Agent, as the case may be, on behalf of the applicable Lenders, has a first-priority perfected Lien covering said inventory, other than Permitted Liens, and said inventory is, and at all times will be, free and clear of all Liens except for Permitted Liens;

                  (5) Said inventory does not include goods that are not owned by such Person, that are held by such Person pursuant to a consignment agreement or which have been sold by such Person on a bill and hold basis to the extent such inventory has been paid for or has given rise to an Eligible Bill and Hold Account;

                  (6) Said inventory is not subject to repossession under the Bankruptcy and Insolvency Act (Canada) except to the extent the applicable vendor has entered into an agreement with Canadian Administrative Agent waiving its right to repossession, which agreement shall be acceptable to Canadian Administrative Agent; and

                  (7) Said inventory does not consist of spools, store room materials, supplies or parts. Standards of eligibility for inventory may be fixed and revised prospectively from time to time solely by the Administrative Agent in its sole reasonable judgment.

                  "ELIGIBLE INVENTORY ADVANCE PERCENTAGE" shall mean (a) for Eligible Inventory, Eligible Included-in-Transit Inventory and Eligible Bailee Inventory consisting of steel coil raw material, 60%, and (b) for all other Eligible Inventory, Eligible Included-in-Transit Inventory and Eligible Bailee Inventory, 50%; provided that the percentage in effect pursuant to this clause
(b) shall reduce by 0.5% on the first day of each month commencing on July 1, 2002 and continuing until it reaches 45%; provided, further, the Eligible Inventory Advance Percentages in effect pursuant to clause (a) and (b) preceding are subject to reduction by Administrative Agent in its reasonable discretion based on the results of inventory appraisals provided to the Agents and Lenders from time to time pursuant to Section 6.10(o) hereof.

                  "ENVIRONMENTAL LAWS" shall mean any and all laws, statutes, ordinances, rules, regulations, orders, or determinations of any Governmental Authority pertaining to health or the environment in effect in any and all jurisdictions in which any Credit Party is conducting or at any time has conducted business, or where any Property of any Credit Party is located, or where any hazardous substances generated by or disposed of by any of the Credit Parties are located, including but not limited to the Oil Pollution Act of 1990 ("OPA"), the Clean Air Act, as amended, the Comprehensive Environmental, Response, Compensation, and Liability Act of 1980 ("CERCLA"), as amended, the Federal Water Pollution Control Act, as amended, the Occupational Safety and Health Act of 1970, as amended, the Resource Conservation and Recovery Act of 1976 ("RCRA"), as amended, the Safe Drinking Water Act, as amended, the Toxic Substances Control Act, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, and other environmental conservation or protection laws. The term "OIL" shall have the meaning specified in OPA; the terms "HAZARDOUS SUBSTANCE," "RELEASE" and "THREATENED RELEASE" have the meanings specified in CERCLA, and the terms "SOLID WASTE" and "DISPOSAL" (or "DISPOSED") have the meanings specified in RCRA; provided, however, in the event either CERCLA or RCRA is amended so as to change the meaning of any term defined thereby, such changed meaning shall apply subsequent to the effective date of such amendment, and provided, further, that, to the extent the laws of the state in which any Property of any Credit Party is located establish a meaning for "oil," "hazardous substance," "release," "solid waste" or "disposal" which is broader than that specified in either OPA, CERCLA or RCRA, such broader meaning shall apply.

                  "EQUITY" shall mean shares of capital stock or a partnership, profits, capital or member interest, or options, warrants or any other right to substitute for or otherwise acquire the capital stock or a partnership, profits, capital or member interest of any Credit Party and shall expressly include all "stock appreciation rights", "phantom stock" "profit participations" and other similar interests.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, and any successor statute.

                  "ERISA AFFILIATE" shall mean each trade or business (whether or not incorporated) which together with any Borrower would be deemed to be a "single employer" within the meaning of Section 4001(b)(1) of ERISA or Subsections 414(b), (c), (m) or (o) of the Code.

                  "ERISA TERMINATION EVENT" shall mean (a) a "Reportable Event" described in Section 4043 of ERISA and the regulations issued thereunder (other than a "Reportable Event" not subject to the provision for 30-day notice to the PBGC pursuant to regulations under Section 4043 of ERISA, (b) the withdrawal of any Credit Party or any ERISA Affiliate from a Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, (c) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under Section 4041(c) of ERISA, (d) the institution of proceedings to terminate a Plan by the PBGC, or (e) any other event or condition which could reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

                  "EURODOLLAR LOAN" shall mean a US Revolving Credit Loan, a Canadian Revolving Credit Loan or a Term Loan that is a Dollar Denominated Loan bearing interest at the rate provided in Section 2.6(b).

                  "EURODOLLAR RATE" shall mean, with respect to any Borrowing of Eurodollar Loans for any Interest Period, the product of (a) (1) the interest rate per annum shown on page 3750 of the Dow Jones & Company Telerate screen or any successor page as the composite offered rate for London interbank deposits with a period comparable to the Interest Period for such Eurodollar Loan, as shown under the heading "USD" at 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period or (2) if the rate in clause (1) of this definition is not shown for any particular day, the average interest rate per annum (rounded upwards, if necessary, to the next 1/16th of 1%) offered to the Administrative Agent in the interbank Eurodollar market for Dollar deposits of amounts in funds comparable to the principal amount of the Eurodollar Loan to which such Eurodollar Rate is to be applicable with maturities comparable to the Interest Period for which such Eurodollar Rate will apply as of approximately 10:00 a.m. (New York, New York time) two Business Days prior to the commencement of such Interest Period, times (b) Statutory Reserves, if any.

                  "EVENT OF DEFAULT" shall have the meaning provided in Article
8.

                  "EXCESS AVAILABILITY" shall mean, as of any date, the sum of
(a) the Canadian Excess Availability as of such date and (b) the US Excess Availability as of such date.

                  "EXCESS CASH FLOW" shall mean, as to either the US Borrowers or the Canadian Borrowers, (a) Funds Flow from Operations for the US Borrowers or the Canadian Borrowers, as applicable, for any Fiscal Year, minus (b) for each such Fiscal Year and for the US Borrowers or the Canadian Borrowers, as applicable, the sum of (x) the sum of each of the following, to the extent actually paid: (1) the principal portion of scheduled payments under Capital Lease Obligations, (2) Non-Financed Capital Expenditures, plus (y) all scheduled reductions in the Canadian Equipment Component and the US Equipment Component occurring during such period.

                  "EXCESS NET CASH PROCEEDS" shall mean, with respect to any Disposition, the amount by which Net Cash Proceeds received by the applicable US Borrower in such Disposition exceeds (i) in the case of the Longview, Washington Real Property, $3,250,000 and (ii) in the case of the Hickman, Arkansas Real Property, $550,000.

                  "EXCHANGECO" shall have the meaning set forth in the initial paragraph hereof.

                  "EXCLUDED TAXES" shall mean, with respect to the Administrative Agent, any Lender, any Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of any Borrower hereunder,
(a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Company is located, and (c) in the case of a Foreign Lender any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office) or is attributable to such Foreign Lender's failure to comply with Section 2.21(f), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrowers with respect to such withholding tax pursuant to Section 2.21(a). Notwithstanding the foregoing, "Excluded Taxes" shall not include withholding taxes attributable to any amount payable by any US Credit Party in respect of Canadian Lender Indebtedness pursuant to the Guaranty and Security Agreement or any other Financing Document.

                  "EXISTING INDEBTEDNESS" shall mean all Funded Indebtedness of the Credit Parties on the Closing Date, but excluding Loans and Letter of Credit Liabilities.

                  "FEDERAL FUNDS EFFECTIVE RATE" shall mean, for any day, the per annum rate equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

                  "FEE LETTER" shall mean the letter agreement dated February 6, 2002, regarding fees, executed by JPMorgan and accepted and agreed to by the Company as of February 6, 2002.

                  "FINANCIAL STATEMENTS" shall mean (a) the audited consolidated financial statements of the Company for the Fiscal Years ended December 31, 1999, 2000, and 2001, and the unaudited consolidated financial statements of the Company for the months ended January 31, 2002 and February 28, 2002, and (b) the audited consolidated financial statement of Holding for its fiscal years ending March 31, 2000 and 2001 and the unaudited consolidated financial statements of Holding for the nine months ended December 31, 2001.

                  "FINANCING DOCUMENTS" shall mean this Agreement, the Notes, the Security Instruments, the Applications, Borrowing Requests, Borrowing Base Reports, the Cash Collateral Account Agreements, the Canadian Fee Letter, the Fee Letter, and the other documents, instruments or agreements described in
Section 3.1 and Section 3.2, together with any other document, instrument or agreement (other than participation, agency or similar agreements among the Lenders or between any Lender and any other bank or creditor with respect to any indebtedness or obligations of the Company or its Subsidiaries hereunder or thereunder) now or hereafter entered into in connection with the Loans, the Lender Indebtedness or the Collateral, as such documents, instruments or agreements may be amended, modified or supplemented from time to time.

                  "FISCAL QUARTER" shall mean the fiscal quarter of the Company and each of the Borrowers, ending on the last day of each March, June, September and December of each year.

                  "FISCAL YEAR" shall mean the fiscal year of the Company and each of the Borrowers, ending on the last day of December of each year.

                  "FIXED CHARGE COVERAGE RATIO" shall mean, as to the Company and its Subsidiaries on a consolidated basis, determined for any period, the ratio of (a) EBITDA for such period minus the sum of (1) Non Financed Capital Expenditures made during such period, plus (2) cash taxes paid during such period, plus (3) cash distributions or dividends actually paid during such period by the Company to its stockholders and all amounts paid by the Company to repurchase Equity from its stockholders during such period, to (b) the sum of
(1) scheduled principal payments on Funded Indebtedness during such period (including scheduled reductions in the Canadian Equipment Component and the US Equipment Component assuming that such reduction commenced on April 1, 2002), plus (2) Adjusted Interest Expense for such period.

                  "FOREIGN LENDER" shall mean, as to the US Borrowers, any US Lender that is organized under the laws of a jurisdiction other than that in which the US Borrowers are located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

                  "FUNDED INDEBTEDNESS" shall mean, as to any Person, without duplication, all Indebtedness for borrowed money, all obligations evidenced by bonds, debentures, notes, or other similar instruments, all Capital Lease Obligations, and all guaranties of Funded Indebtedness of other Persons.

                  "FUNDS FLOW FROM OPERATIONS" shall mean, as to the Company for any period, without duplication, the amount equal to net income for the Company and its Subsidiaries determined on a consolidated basis in accordance with GAAP, plus to the extent deducted from net income, depreciation, amortization, non-cash Interest Expense and any other non-cash expense; provided, however, that the results of operations of all Affiliates of the Company (other than wholly owned Subsidiaries of the Company) shall only be included in Funds Flow from Operations to the extent the Company or one of its wholly owned Subsidiaries actually receives cash distributions or dividends in respect of its ownership interest in such Affiliate during the period for which Funds Flow from Operations is being calculated.

                  "GAAP" shall mean generally accepted accounting principles in effect in the United States as applied in accordance with Section 1.2 as of the date hereof consistently applied.

                  "GOVERNMENTAL AUTHORITY" shall mean any (domestic or foreign) federal, state, province, territory, county, city, municipal or other political subdivision or government, department, commission, board, bureau, court, agency or any other instrumentality of any of them, which exercises jurisdiction over any Credit Party or any Property (including, but not limited to, the use and/or sale thereof) of any Credit Party or any Plan.

                  "GOVERNMENTAL REQUIREMENT" shall mean any law, statute, code, ordinance, order, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, authorization or other direction or requirement (including but not limited to any of the foregoing which relate to Environmental Laws, energy regulations and occupational, safety and health standards or controls) of any Governmental Authority.

                  "GP INC." shall have the meaning set forth in the initial paragraph hereto.

                  "GP LLC" shall have the meaning set forth in the initial paragraph hereto.

                  "GUARANTY AND SECURITY AGREEMENT" shall mean any and all Guaranty and Security Agreements executed by any US Credit Party, substantially in the form of Exhibit F, as amended, modified, renewed, supplemented or restated from time to time.

                  "HIGHEST LAWFUL RATE" shall mean, with respect to each Lender, the maximum non-usurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Notes or on other Lender Indebtedness, as the case may be, owed to it under the law of any jurisdiction whose laws may be mandatorily applicable to such Lender notwithstanding other provisions of this Agreement, or law of the United States of America, Canada, or any other jurisdiction applicable to such Lender and the Transactions, which would permit such Lender to contract for, charge, take, reserve or receive a greater amount of interest than under such jurisdiction's law.

                  "HOLDING" shall have the meaning set forth in the initial paragraph hereto.

                  "IMBALANCE LENDER" shall mean any Lender with a Canadian Revolving Credit Percentage which is not the same as its US Revolving Credit Percentage, and for purposes of this definition, a Revolving Lender and its Related Affiliate shall be deemed to be one and the same Revolving Lender.

                  "INCLUDED-IN-TRANSIT INVENTORY" means inventory which (a) has been placed with a common carrier for shipment to a Borrower, (b) has been inspected and approved by a Borrower or an agent of a Borrower, (c) is the subject of a bill of lading or other document of title, all counterparts which, to the extent Administrative Agent or Canadian Administrative Agent has requested, are in the possession of Administrative Agent or Canadian Administrative Agent, as applicable, vesting title to such inventory in a Borrower, and (d) has been insured pursuant to one or more policies of insurance meeting the requirements of Section 6.5 hereof.

                  "INCLUDED-IN-TRANSIT LIMIT" shall mean $15,000,000.

                  "INDEBTEDNESS" of any Person shall mean:

                  (a) all obligations of such Person for borrowed money and obligations evidenced by bonds, debentures, notes or other similar instruments;

                  (b) all obligations of such Person (whether contingent or otherwise) in respect of bankers' acceptances, letters of credit, surety or other bonds and similar instruments;

                  (c) all obligations of such Person to pay the deferred purchase price of Property or services (other than for borrowed money);

                  (d) all Capital Lease Obligations in respect of which such Person is liable, contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which obligations such Person otherwise assures a creditor against loss;

                  (e) all guaranties (direct or indirect), and other contingent obligations of such Person in respect of, or obligations to purchase or otherwise acquire or to assure payment of, Indebtedness or other obligations of other Persons;

                  (f) Indebtedness of others secured by any Lien upon Property owned by such Person, whether or not assumed;

                  (g) all obligations or undertakings of such Person to maintain or cause to be maintained the financial position or financial covenants of other Persons;

                  (h) obligations to deliver goods or services in consideration of advance payments, excluding such obligations incurred in the ordinary course of business as conducted by the Borrowers as of the Closing Date;

                  (i) the net amount of obligations of such Person under agreements of the types described in the definition of Swap Agreements; and

                  (j) any "synthetic lease", "tax retained operating lease" or similar lease financing arrangements under which the tenant is treated as the owner of property for tax purposes but such lease is treated as an operating lease in accordance with GAAP.


                  "INDEMNIFIED TAXES" shall mean Taxes other than Excluded
Taxes.

                  "INTEREST EXPENSE" shall mean, as to any Person for any period, without duplication, total interest expenses, whether paid or accrued as liabilities (including the interest component of Capital Lease Obligations), with respect to all outstanding Indebtedness, including, without limitation, all commissions, discounts and other fees and charges owed with respect to any financing or letters of credit and net costs under any Swap Agreement to the extent that such costs are included within interest expense in the Company's financial statements prepared in accordance with GAAP.

                  "INTEREST PERIOD" shall mean, with respect to each Borrowing of Eurodollar Loans, an interest period complying with the terms and provisions of Section 2.7.

                  "INITIAL RESERVE" shall mean an Availability Reserve in the amount of $5,000,000 established with respect to the US Borrowing Base and which shall expire on the first anniversary of the Closing Date.

                  "INVENTORY LIMIT" shall mean $80,000,000.

                  "INVESTMENT" shall have the meaning set forth in the initial paragraph hereof.

                  "ISSUING BANK" shall mean (a) for each US Letter of Credit, JPMorgan, as the issuing bank for such US Letter of Credit and (b) for each Canadian Letter of Credit, JPMorgan Canada (or any other Lender designated by the Canadian Borrowers and approved in writing by the Canadian Administrative Agent such approval not to be unreasonably withheld), as the issuing bank for such Canadian Letter of Credit.

                  "JPMORGAN" shall mean JPMorgan Chase Bank, in its individual capacity or as an Issuing Bank, as the case may be, and not as Administrative Agent.

                  "JPMORGAN CANADA" shall mean JPMorgan Chase Bank, Toronto Branch.

                  "LANDLORD CONSENT AND SUBORDINATION AGREEMENT" shall mean an agreement executed and delivered by each landlord of Real Property leased by any Credit Party and subject to a Real Estate Mortgage pursuant to which such landlord (a) consents to the execution and delivery of a Real Estate Mortgage by such Credit Party in favor of Administrative Agent or the Canadian Administrative Agent, as applicable with respect to the leased Real Property, and (b) subordinates all of its Liens to the Liens of Administrative Agent or the Canadian Administrative Agent, as applicable, in the Property of such Credit Party located on the leased Real Property.

                  "LANDLORD WAIVER AGREEMENT" shall mean an agreement executed and delivered by each landlord of Real Property leased by any Borrower pursuant to which such landlord subordinates or waives all of its Liens to the Liens of Administrative Agent or Canadian Administrative Agent (as applicable) in the Property of such Borrower located on the leased Real Property.

                  "LASALLE ACCOUNT" shall mean account number 2365595 maintained by Precision with LaSalle Bank, N.A.

                  "L/C COVER" when required by this Agreement for Letter of Credit Liabilities of an Account Party, shall be effected by paying to the Administrative Agent in the case of US Letter of Credit Liabilities or Canadian Administrative Agent in the case of Canadian Letter of Credit Liabilities in immediately available funds, to be held by the Administrative Agent or Canadian Administrative Agent, as applicable, in a collateral account maintained by the Administrative Agent or the Canadian Administrative Agent, as applicable, and which accounts may be Blocked Accounts maintained with Administrative Agent or Canadian Administrative Agent, as applicable, and collaterally assigned as security pursuant to the Financing Documents, an amount equal to the maximum amount of each applicable Letter of Credit issued for the account of such account party which is available for drawing at any time. Such amount shall be retained by the Administrative Agent or Canadian Administrative Agent, as applicable, in such collateral account until such time as the applicable Letter of Credit shall have expired and the Reimbursement Obligations, if any, with respect thereto shall have been fully satisfied.

                  "LENDER" shall have the meaning set forth in the opening paragraph hereof but shall include any Term Lender hereafter made a party to this Agreement pursuant to a Term Lender Joinder Agreement.

                  "LENDER INDEBTEDNESS" shall mean any and all amounts owing or to be owing by any Credit Party to the Administrative Agent, the Canadian Administrative Agent, the Issuing Banks or the Lenders with respect to or in connection with the Loans, any Overadvance Loans, any Letter of Credit Liabilities, the Notes, any Swap Agreement between a Credit Party and JPMorgan or one of its Secured Affiliates, any Cash Management Agreement between a Credit Party and any Lender or one of its Cash Management Affiliates, this Agreement, or any other Financing Document and, as to Swap Agreements and Cash Management Agreements, any and all amounts owing or to be owing by any Credit Party thereunder to JPMorgan or any of its Secured Affiliates or any Lender or its Cash Management Affiliates, as applicable.

                  "LENDING OFFICE" shall mean for each Lender the office specified opposite such Lender's name on the signature pages hereof, or in the Assignment and Acceptance pursuant to which it became a Lender, with respect to each Type of Loan, or such other office as such Lender may designate in writing from time to time to the Company and the Administrative Agent with respect to such Type of Loan; provided that Lending Offices for Canadian Lenders shall be in Canada and for US Lenders shall be in the United States.

                  "LETTERS OF CREDIT" shall mean Canadian Letters of Credit and US Letters of Credit, collectively.

                  "LETTER OF CREDIT LIABILITIES" shall mean the US Letter of Credit Liabilities and Canadian Letter of Credit Liabilities, collectively.

                  "LIEN" shall mean any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on contract, constitutional, common, or statutory law, and including but not limited to the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term "Lien" shall include reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions, liens and other statutory, constitutional, or common law rights of landlords, leases and other title exceptions and encumbrances affecting Property. For the purposes of this Agreement, any Borrower shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement, financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes.

                  "LOAN" shall mean a Revolving Credit Loan, a Term Loan or a US Swingline Loan and "Loans" shall mean the Revolving Credit Loans, Term Loans and the US Swingline Loans or one or more of them as provided herein.

                  "LOCKBOX" shall mean any lockbox to be established and operated pursuant to Section 4.3 hereof and the Lockbox Agreement.

                  "LOCKBOX AGREEMENT" shall mean one or more lockbox agreements, tri-party agreements, or similar documents to be entered into between Borrowers (or any of them) and Administrative Agent or Canadian Lockbox Bank on Administrative Agent's or Canadian Lockbox Bank's standard form (with such modifications thereto as Administrative Agent, Canadian Administrative Agent or Canadian Lockbox Bank shall reasonably require) setting forth certain terms applicable to the establishment and operation of the applicable Lockbox.

                  "LONGVIEW ACCOUNT" shall mean account number 153505804539 maintained by Tube at U.S. Bank National Association.

                  "MATURITY DATE" shall mean March 28, 2006.

                  "MARGIN STOCK" shall have the meaning provided in Regulations U and X.

                  "MATERIAL ADVERSE EFFECT" shall mean any material and adverse effect on (a) the business, operations, assets, liabilities, condition (financial or otherwise), prospects, or results of operations of (i) the US Borrowers taken as a whole, or (ii) the Canadian Borrowers taken as a whole, (b) the validity or enforceability of any of the Financing Documents or the rights and remedies of the Administrative Agent, the Canadian Administrative Agent or the Lenders thereunder, or (c) the perfection or priority of any Liens securing the Canadian Lender Indebtedness or the Lender Indebtedness.

                  "MAVERICK INTERNATIONAL" shall mean Maverick Tube International, Inc., a Barbados foreign sales corporation.

                  "MINIMUM EXCESS AVAILABILITY" shall mean, for any period, the lowest amount of Excess Availability at the opening of business on any Business Day in such period; provided, that for purposes of determining Minimum Excess Availability, the Initial Reserve shall be disregarded.

                  "MORTGAGED REAL PROPERTY" shall mean the Real Property of the Borrowers described on Part I of Schedule 5.24 hereto and all other Real Property which may hereafter be mortgaged to Administrative Agent or Canadian pursuant to a Real Estate Mortgage.

                  "NET CASH PROCEEDS" shall mean the remainder of (a) the gross proceeds received by any US Borrower from any Disposition less (b) commissions, broker's fees, legal and other professional fees and expenses and other usual and customary transaction costs, in each case only to the extent paid or payable by a US Borrower in cash and related to such Disposition.

                  "NEW SUBSIDIARY" has the meaning assigned to such term in
Section 6.9 hereof.

                  "NON FINANCED CAPITAL EXPENDITURES" shall mean Capital Expenditures made by any Credit Party which are not financed pursuant to the incurrence of Indebtedness, the issuance of Equity or receipt of an equity contribution, a Capitalized Lease Obligation or a Loan.

                  "NOTES" shall mean the Revolving Credit Notes, the Term Notes and the US Swingline Note.

                  "OBLIGATED PARTY" shall mean any Borrower and any other Person who is a Party to a Financing Document for purposes of guaranteeing or securing the Lender Indebtedness or any part thereof; provided, that, Obligated Parties do not include any Bailee, suppliers, landlords or account debtors of any Borrower that have executed Bailee Letters, Landlord Consents and Subordination Agreements, Landlord Waiver Agreements, bill-and-hold agreements or waivers of repossession rights under Bankruptcy and Insolvency Act (Canada).

                  "OTHER TAXES" shall mean any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement.

                  "OVERADVANCE" shall have the meaning assigned such term in
Section 2.11(a) hereof.

                  "PAYMENT OFFICE" shall mean (a) with respect to US Loans, the Administrative Agent's office located at 395 North Service, 3rd Floor, Melville, New York 11749 (or such other office or individual as the Administrative Agent may hereafter designate in writing to the other parties hereto), and (b) with respect to Canadian Loans, the Canadian Administrative Agent's office located at 207 Queens Quay, Suite 200, Toronto, Ontario Canada M5J1A7.

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation, or any successor thereto.

                  "PERFECTION CERTIFICATES" shall mean that certain Perfection Certificate dated March 28, 2002, executed by each Borrower and addressed to Administrative Agent.

                  "PERFECTION CERTIFICATE UPDATE" shall mean a Certificate from a Responsible Officer of the Company in the form of Exhibit G hereto to be delivered to Administrative Agent monthly pursuant to Section 6.10(g) hereof and setting forth all changes that would be required to be made to the Perfection Certificates (as updated pursuant to any prior Perfection Certificate Updates) to cause the Perfection Certificates to be accurate and complete if reissued as of the last day of the month immediately preceding the month in which the Perfection Certificate is required to be delivered pursuant to Section 6.10(g) hereof.

                  "PERMITTED BORROWING BASE ADJUSTMENTS" means adjustments to the Canadian Borrowing Base or US Borrowing Base reflected on any Borrowing Base Report delivered pursuant to Section 6.10(g) (a) made within ten (10) days after delivery of such Borrowing Base Report, (b) solely to eliminate any intercompany profit reflected in the cost of inventory acquired by any Borrower from an Affiliate, and (c) which does not result in a reduction in the US Borrowing Base and Canadian Borrowing Base (considered in the aggregate) of greater than $500,000.

                  "PERMITTED LIENS" shall have the meaning assigned in Section
7.3 hereof.

                  "PERSON" shall mean any individual, partnership (including, but not limited to, Tube) firm, corporation (including, but not limited to, all Borrowers (other than Tube)), limited liability companies, association, joint venture, trust or other entity, or any government or political subdivision or agency, department or instrumentality thereof; provided, however, for the purpose of the definition of "Change of Control," "Person" shall mean a "person" or group of persons within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended.

                  "PLAN" shall mean any employee pension benefit plan, as defined in Section 3(2) of ERISA (including, but not limited to, an employee pension benefit plan, such as a foreign plan, which is not subject to the provisions of ERISA), which (a) is currently or hereafter sponsored, maintained or contributed to by any Credit Party or an ERISA Affiliate, or (b) was at any time during the six preceding Fiscal Years sponsored, maintained or contributed to by any Credit Party or an ERISA Affiliate.

                  "PRECISION" shall have the meaning set forth in the initial paragraph hereof.

                  "PRECISION CANADA" shall have the meaning set forth in the initial paragraph hereof.

                  "PRECISION INTERNATIONAL" shall mean Precision Tube Technology International, Inc., a United States Virgin Islands foreign sales corporation.

                  "PRECISION SCOTLAND" shall mean Precision Tube Technology, Ltd., a Scottish limited liability company.

                  "PRECISION TRANSACTIONS" shall have the meaning set forth in the recitals hereto.

                  "PRIME RATE" shall mean the rate which the Administrative Agent announces from time to time as its prime rate, effective as of the date announced as the effective date of any change in such prime rate. Without notice to the Company or any other Person, the Prime Rate shall change automatically from time to time as and in the amount by which such prime rate shall fluctuate. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. The Administrative Agent may make commercial loans or other loans at rates of interest at, above or below the Prime Rate.

                  "PROCESSING RESERVES" shall mean the aggregate of all amounts due from any Borrower to a Bailee at the end of each month in respect of any processing of such Borrower's inventory performed by such Bailee. The Processing Reserves shall be calculated separately for the US Borrowers and the Canadian Borrowers and shall be the Dollar Equivalent of any amounts otherwise expressed in Canadian Dollars.

                  "PROJECTIONS" shall mean the projections of the results of operations and financial condition of the Company and its consolidated Subsidiaries for Fiscal Year ending on December 31, 2002, a copy of which have been provided to the Administrative Agent and the Lenders and is attached hereto as Schedule 1.3.

                  "PROPERTY" shall mean any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

                  "PRUDENTIAL" shall have the meaning set forth in the initial paragraph hereof.

                  "PTTI" shall have the meaning set forth in the recitals hereto.

                  "PURCHASE AGREEMENT" shall have the meaning set forth in the recitals hereto.

                  "PURCHASE DOCUMENTS" shall have the meaning set forth in
Section 5.27 hereto.

                  "QUARTERLY DATES" shall mean the first day of each April, July, October and January in each year.

                  "REAL ESTATE MORTGAGE" shall mean a Canadian Real Estate Mortgage or a US Real Estate Mortgage, as the case may be.

                  "REAL PROPERTY" shall mean any right, title or interest in and to real property, including any fee interest, leasehold interest, easement, or license and any other right to use or occupy real property, including any right arising by contract.

                  "REGISTER" shall have the meaning assigned in Section 10.7(c).

                  "REGULATION D", "REGULATIONS U AND X" shall mean, respectively, Regulation D under the Securities Act of 1933, as amended or modified from time to time, and Regulation U and Regulation X of the Board of Governors of the Federal Reserve System, as such regulations are from time to time in effect and any successor regulations thereto.

                  "REIMBURSEMENT OBLIGATIONS" shall mean, at any date, the obligation of the Canadian Borrowers then outstanding in respect of Canadian Letters of Credit and the obligation of the US Borrowers then outstanding in respect of US Letters of Credit, to reimburse the Administrative Agent or Canadian Administrative Agent, as applicable, for the account of the Issuing Bank for the amount paid by the Issuing Bank in respect of any drawings under such Letters of Credit.

                  "RELATED AFFILIATE" shall mean (a) with respect to any US Lender, such Lender's Affiliate which is a Canadian Lender hereunder if any, and
(b) with respect to any Canadian Lender, such Lender's Affiliate which is a US Lender hereunder if any.

                  "REQUIRED LENDERS" shall mean: (a) at any time that no Term Loans are outstanding, Required Revolving Lenders; (b) at any time that Term Loans are outstanding but no Revolving Loans Commitments are in effect and no Revolving Credit Exposure is outstanding, Required Term Lenders, and (c) at all other times (i) that the Revolving Commitments remain in effect, Lenders with aggregate Revolving Credit Commitments and Lenders holding Term Loans in an aggregate amount equal to or in excess of 66 2/3% of the sum of all Revolving Commitments plus the aggregate principal amount of Term Loans then outstanding, and (ii) after the Revolving Commitments have terminated, Lenders having Revolving Credit Exposure and Lenders holding Term Loans in an aggregate amount equal to or in excess of 66 2/3% of the sum of the Aggregate Revolving Credit Exposure plus the aggregate principal amount of Term Loans then outstanding.

                  "REQUIRED REVOLVING LENDERS" shall mean Lenders having 66 2/3% or more of the combined aggregate amount at such time of the Revolving Credit Commitments, until terminated, and thereafter, Lenders having 66 2/3% or more of the Aggregate Revolving Credit Exposure.

                  "REQUIRED TERM LENDERS" shall mean Term Lenders holding 66 2/3% or more of the aggregate principal balance of Term Loans then outstanding.

                  "RESPONSIBLE OFFICER" shall mean, with respect to any corporation, the chairman of the board, the president, any vice president, the chief executive officer or the chief operating officer, or any equivalent officer (regardless of his or her title), and, in respect of financial or accounting matters, the chief financial officer, the vice president of finance, the treasurer, the controller, or any equivalent officer (regardless of his or her title). Unless otherwise specified, all references to a Responsible Officer herein shall mean a Responsible Officer of all Borrowers.

                  "RESTRICTED ACCOUNT AGREEMENT" shall mean a letter agreement in substantially the form of Exhibit S hereto to be entered into between the Administrative Agent and the applicable depository banks with respect to the Longview Account, LaSalle Account and Southwest Account.

                  "REVOLVING CREDIT COMMITMENTS" shall mean collectively, the US Revolving Credit Commitments and Canadian Revolving Credit Commitments.

                  "REVOLVING CREDIT EXPOSURE" shall mean, at any time for each Revolving Lender, the sum of such Lender's US Revolving Credit Exposure and Canadian Revolving Credit Exposure at such time.

                  "REVOLVING CREDIT LOAN" shall mean, collectively, the US Revolving Credit Loans and Canadian Revolving Credit Loans.

                  "REVOLVING CREDIT NOTES" shall mean, collectively, the US Revolving Credit Notes and Canadian Revolving Credit Notes.

                  "REVOLVING LENDERS" shall mean, collectively, the US Revolving Lenders and the Canadian Lenders.

                  "ROLLING PERIOD" shall mean any period of four consecutive Fiscal Quarters.

                  "SECURED AFFILIATE" shall mean any Affiliate of JPMorgan that has entered into a Swap Agreement with any Credit Party with the obligations of such Credit Party thereunder being secured by one or more Security Instruments.

                  "SECURITY INSTRUMENTS" shall mean any and all agreements or instruments now or hereafter executed and delivered by any Credit Party or any other Person as security for the payment or performance of the Lender Indebtedness or Canadian Lender Indebtedness, as any of the foregoing may be amended, modified or supplemented.

                  "SELLERS" shall have the meaning set forth in the recitals hereof.

                  "SETTLEMENT DATE" shall mean the date, weekly, and more frequently, at the discretion of the Canadian Administrative Agent, upon the occurrence of an Event of Default or a continuing decline or increase of the Canadian Revolving Credit Loans, that the Canadian Administrative Agent and the Canadian Lenders shall settle amongst themselves so that (a) the Canadian Administrative Agent shall not have, as the agent for the Canadian Lenders, any money at risk, and (b) on such Settlement Date the Canadian Lenders shall have their respective Canadian Revolving Credit Percentage of the Aggregate Canadian Revolving Credit Exposure; provided that each Settlement Date for a Canadian Lender shall be a Business Day on which such Canadian Lender and its bank are open for business, as applicable; provided, further, each Canadian Lender shall have at least one Business Day's notice of a Settlement Date and the amount owed by such Canadian Lender on that date.

                  "SHARING EVENT" means (a) the occurrence of an Event of Default with respect any Borrower pursuant to Section 8.8 or 8.9, (b) and the acceleration of the Loans pursuant to Article 8, or (c) the termination of the Commitments pursuant to Article 8.

                  "SOLVENT" shall mean with respect to any Person on a particular date, the condition that, on such date, (a) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liabilities of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small amount of capital.

                  "SOUTHWEST ACCOUNT" shall mean account number 27839 maintained by Precision with Southwest Bank of Texas, N.A.

                  "SPOT EXCHANGE RATE" shall mean, on any day, the spot rate at which Dollars are offered on such day by JPMorgan Canada in Toronto, Ontario Canada for C$ at approximately 11:00 a.m. (Toronto, Ontario Canada time).

                  "STANDBY LETTER OF CREDIT" shall mean a letter of credit that
(a) is used in lieu or in support of performance guarantees or performance, surety or other similar bonds (but expressly excluding stay and appeal bonds) arising in the ordinary course of business, (b) is used in lieu or in support of stay or appeal bonds, (c) supports the payment of insurance premiums for reasonably necessary casualty insurance carried by any of the Borrowers, or (d) supports payment or performance for identified purchases or exchanges of products or services in the ordinary course of business.

                  "STATUTORY RESERVES" shall mean a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum applicable reserve percentages, including any marginal, special, emergency or supplemental reserves (expressed as a decimal) established by the Board and any other banking authority to which the Lenders are subject for Eurocurrency Liabilities (as defined in Regulation D) or any other category of deposits or liabilities by reference to which the Eurodollar Rate is determined. Such reserve percentages shall include those imposed pursuant to Regulation D. Eurodollar Loans shall be deemed to constitute Eurocurrency Liabilities and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

                  "STORAGE/HANDLING RESERVES" shall mean an amount, calculated as of the last day of each month and calculated separately for the US Borrowers and the Canadian Borrowers, equal to the aggregate of all amounts for storage, handling and other services (other than amounts for processing work) charged by each Bailee to such Borrowers for the three month period then ended; provided, however, such amounts charged by Bailees who are no longer Bailees at end of the period for which Storage/Handling Reserves are being calculated shall be excluded in calculating Storage/Handling Reserves for such period; provided, further, if a Bailee at the end of any period for which Storage/Handling Reserves are being calculated has not been a Bailee for all of such period, all such amounts paid to such Bailee shall be included in the Storage/Handling Reserves on a pro forma basis as if such Bailee had been a Bailee since the beginning of such period.

                  "SUBSIDIARY" of any Person shall mean a corporation, limited liability company, partnership or other entity of which a majority of the outstanding shares of stock of each class having ordinary voting power or other equity interests is owned by such Person, by one or more Subsidiaries of such Person, or by such Person and one or more of its Subsidiaries.

                  "SWAP AGREEMENT" shall mean any interest rate, currency or commodity swap, cap, floor, collar, forward agreement, futures contract or other protection agreement or option with respect to any such transaction, designed to hedge against fluctuations in interest rates, currency exchange rates or commodity prices.

                  "SWAP RESERVES" shall mean, an amount (reflected in Dollars) calculated as of the last day of each month and separately for the US Borrowers and the Canadian Borrowers, equal to such Borrowers' net liability under the Swap Agreements to which such Borrowers are a party, calculated in accordance with GAAP, with such calculation subject to review and approval by the Administrative Agent.

                  "TAXES" shall mean any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

                  "TEMPORARY LOCKBOX INSTITUTIONS" shall mean Harris Trust and Savings Bank and LaSalle Bank, N.A. and Southwest Bank of Texas, N.A.

                  "TERM COMMITMENT" shall have the meaning set forth in Section 2.1(a)(ii).

                  "TERM LENDER" shall mean a Lender which holds Term Loans in its capacity as such.

                  "TERM LENDER JOINDER AGREEMENT" means a Term Lender Joinder Agreement substantially in the form of Exhibit H attached hereto to be executed by a Term Lender, the US Borrowers and Administrative Agent, pursuant to which such Term Lender (a) becomes a party to this Agreement as Term Lender, and (b) evidences such Term Lender's Term Commitment.

                  "TERM LOANS" shall mean term loans made by Term Lenders pursuant to Section 2.1(a)(2) hereof and pursuant to such Term Lenders' Term Lender Joinder Agreements.

                  "TERM NOTE" shall mean a promissory note of the US Borrowers described in Section 2.5(d) payable to any Term Lender and being substantially in the form of Exhibit I, evidencing the Term Loans held by such Term Lender.

                  "TERM PERCENTAGE" shall mean as to any Term Lender, the percentage which the outstanding principal balance of the Term Loans held by such Term Lender at such time constitutes of the aggregate outstanding principal balance of Term Loans at such time.

                  "THREE-MONTH SECONDARY CD RATE" shall mean, for any day, the secondary market rate for three-month certificates of deposit reported as being in effect on such day (or, if such day is not a Business Day, the next preceding Business Day) by the Board through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under the current practices of the Board, be published in Federal Reserve Statistical Release H.15(519) during the week following such day) or, if such rate is not so reported on such day or such next preceding Business Day, the average of the secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately 12:00 noon, New York City time, on such day (or, if such day is not a Business Day, on the next preceding Business Day) by the Administrative Agent from three negotiable certificate of deposit dealers of recognized standing selected by it.

                  "TRANSACTIONS" shall mean the transactions provided for in and contemplated by this Agreement and the other Financing Documents.

                  "TRI-PARTY AGREEMENT" means a Tri-Party Agreement among the applicable Borrower, the Administrative Agent and a Temporary Lockbox Institution pursuant to which, among other things, such Temporary Lockbox Institution agrees to forward on a daily basis to the Administrative Agent all such Borrower's funds in the lockbox maintained with such Temporary Lockbox Institution.

                  "TUBE" shall have the meaning set forth in the initial paragraph hereof.

                  "TUBE CANADA" shall have the meaning set forth in the initial paragraph hereof.

                  "TYPE" of Loan shall mean an ABR Loan, a Eurodollar Loan, a Canadian Prime Rate Loan, or a B/A Loan and shall also refer to a C$ Denominated Loan or a Dollar Denominated Loan.

                  "UCC" shall mean the Uniform Commercial Code as from time to time in effect in the State of New York or, where applicable as to specific Credit Party or Collateral, any other relevant state. In addition, "UCC" shall mean with respect to the Canadian Credit Parties or any Property of the Canadian Credit Parties subject thereto, the Personal Property Security Act or similar legislation as from time to time in effect in the Province of Alberta or, where applicable as to any specific Canadian Credit Party or Collateral, any other relevant province or territory.

                  "US BASE RATE" shall mean the rate of interest for Dollar denominated loans publicly announced by JPMorgan Canada from time to time as its US Base Rate in effect at its principal office in Toronto, Ontario for commercial loans made in Canada.

                  "US BLOCKED ACCOUNT" means a Blocked Account established by the US Borrowers with Administrative Agent.

                  "US BORROWERS" shall have the meaning set forth in the initial paragraph hereof.

                  "US BORROWING BASE" shall mean, only with respect to the US Borrowers, the amount equal to the sum of:

                  (a) the Eligible Account Advance Percentage of the US Borrowers' Eligible Accounts, plus

                  (b) the lesser of (i) the sum of (A) the Eligible Inventory Advance Percentage of the US Borrowers' Eligible Inventory (other than work in process) and Eligible Bailee Inventory (other than work in process), plus (B) the lesser of (1) the Eligible Inventory Advance Percentage of the US Borrowers' Eligible Inventory consisting of work in process and Eligible Bailee Inventory consisting of work in process and (2) US WIP Limit, plus (C) the lesser of (i) the Eligible Inventory Advance Percentage of the US Borrowers' Eligible Included-In-Transit Inventory and (2) US Included-In-Transit Limit, or
(ii) the US Inventory Limit, plus

                  (c) the US Equipment Component in effect as of the date for which the US Borrowing Base is being calculated; plus

                  (d) the lesser of (i) the Eligible Account Advance Percentage of US Borrowers' Eligible Bill and Hold Accounts and (ii) $10,000,000.

provided, that, in no event will the component of the US Borrowing Base determined pursuant to clause (b) exceed 60% of the total US Borrowing Base (but solely for purposes of this calculation, the US Equipment Component shall remain constant at the amount in effect on the Closing Date without giving effect to any subsequent reductions in the US Equipment Component pursuant to the definition of such term). The US Borrowing Base in effect under this Agreement at any time shall be the US Borrowing Base reflected on the most recent US Borrowing Base Report delivered to Administrative Agent and Canadian Administrative Agent pursuant to Section 6.10(g) hereof subject to (a) the right of Administrative Agent, Canadian Administrative Agent or Required Lenders to contest any components thereof or the calculation thereof, and (b) immediate adjustment as result of (i) establishment of Availability Reserves, (ii) reductions in advance rates permitted hereunder, (iii) scheduled reductions in the US Equipment Component, (iv) more frequent reporting of certain components of the US Borrowing Base to the extent required in accordance with Section 6.10(g), (v) any changes in eligibility standards required by Administrative Agent, and (vi) the occurrence of any Disposition.

                  "US CREDIT PARTY" shall mean the US Borrowers and any other Credit Party which is organized or formed under the laws of any state of the United States or any political subdivision thereof.

                  "US EQUIPMENT COMPONENT" shall mean $20,000,000 on the Closing Date; provided that the US Equipment Component shall be reduced (a) by $303,030 on the first day of each month commencing with October 1, 2002 and continuing on the first day of each month thereafter throughout the term of this Agreement,
(b) on April 1 of each calendar year commencing April 1, 2003, by the US Excess Cash Flow Amount for the Fiscal Year most recently ended, and (c) on the date of any Disposition, by the amount of the Excess Net Cash Proceeds received by the US Borrowers in such Disposition.

                  "US EXCESS AVAILABILITY" shall mean, as of any date, the remainder of (a) the US Borrowing Base as of such date, less (b) the aggregate outstanding balance of the US Lender Indebtedness as of such date.

                  "US EXCESS CASH FLOW AMOUNT" shall mean, with respect to any Fiscal Year, the lesser of (a) $3,333,500 and (b) 40% of the Excess Cash Flow of the US Borrowers for such Fiscal Year. The US Excess Cash Flow Amount shall be determined for any Fiscal Year by the Administrative Agent following the delivery of the Company's audited consolidated financial statements for such Fiscal Year pursuant to Section 6.10(a) hereof; provided, that, if the Company shall fail to deliver its audited consolidated financial statements for any Fiscal Year on or before the date required pursuant to Section 6.10(a) hereof, $3,333,500 shall be the US Excess Cash Flow Amount for such Fiscal Year.

                  "US FUNDING AMOUNT" shall have the meaning set forth in
Section 2.2(c).

                  "US INCLUDED-IN-TRANSIT LIMIT" shall mean the amount of the Included-in-Transit Limit which the US Borrowers designate as the "US Included-in-Transit Limit" on the US Borrowing Base Report from which the US Borrowing Base is being calculated; provided, that, for any date on which the Borrowing Bases are being reported, in no event shall the sum of the US Included-in-Transit Limit and the Canadian Included-in-Transit Limit ever exceed the Included-in-Transit Limit.

                  "US INVENTORY LIMIT" shall mean the amount of the Inventory Limit which the US Borrowers designate as the "US Inventory Limit" on the US Borrowing Base Report from which the US

Borrowing Base is being calculated; provided, that, in no event shall the sum of the Canadian Inventory Limit and the US Inventory Limit ever exceed the Inventory Limit.

                  "US LENDER" shall mean a US Revolving Lender or a Term Lender and "US LENDERS" means all US Revolving Lenders and Term Lenders, collectively.

                  "US LENDER INDEBTEDNESS" shall mean any and all amounts owing or to be owing by any US Credit Party to the Administrative Agent, the Canadian Administrative Agent, the Issuing Banks or the Lenders with respect to or in connection with the US Loans, any US Letter of Credit Liabilities, the US Revolving Credit Notes and Term Notes, any Swap Agreement between any of the US Borrowers and JPMorgan or any Secured Affiliate thereof, any Cash Management Agreement between any of the US Borrowers and Lender or its Cash Management Affiliate, this Agreement, or any other Financing Document and, as to Swap Agreements or any Cash Management Agreement, any and all amounts owing or to be owing by any US Credit Party thereunder to any JPMorgan or any of its Secured Affiliates or any Lender or its Cash Management Affiliate, respectively.

                  "US LETTERS OF CREDIT" shall have the meaning assigned to such term under Section 2.3(a).

                  "US LETTER OF CREDIT LIABILITIES" shall mean, at any time and in respect of any US Letter of Credit, the sum of (a) the amount available for drawings under such US Letter of Credit as of the date of determination plus (b) the aggregate unpaid amount of all Reimbursement Obligations due and payable as of the date of determination in respect of previous drawings made under such US Letter of Credit.

                  "US LOCKBOX" shall mean any lockbox to be established and operated pursuant to Section 4.3 hereof and the US Lockbox Agreement.

                  "US LOCKBOX AGREEMENT" shall mean an agreement between the US Borrowers and the Administrative Agent governing the US Lockbox.

                  "US LOANS" shall mean the US Revolving Credit Loans, the Term Loans and the US Swingline Loans.

                  "US MAXIMUM AVAILABLE AMOUNT" shall mean, at any date, an amount equal to the the lesser of (a) the aggregate US Revolving Credit Commitments as of such date, and (b) the remainder of (i) the US Borrowing Base as of such date, minus (ii) the sum of (A) the Availability Reserves with respect to the US Borrowing Base as of such date, plus (B) the portion of the Swap Reserves, the Cash Management Reserves, Processing Reserves and Storage/Handling Reserves applicable to the US Borrowers as of the last day of the month for which the US Borrowing Base is being calculated.

                  "US REAL ESTATE MORTGAGE" shall mean a Mortgage, Deed of Trust, Security Agreement, Assignment and Financing Statement substantially in the form of Exhibit J and in each case with such changes thereto as Administrative Agent shall deem necessary or appropriate to comply with state and local Governmental Requirements.

                  "US REVOLVING CREDIT COMMITMENT" shall have the meaning assigned to such term in Section 2.1(c).

                  "US REVOLVING CREDIT EXPOSURE" shall mean, at any time and as to each US Revolving Lender, the sum of (a) the aggregate principal amount of US Revolving Credit Loans made by such US Revolving Lender outstanding as of such date plus (b) the accrued and unpaid interest on US Revolving

Credit Loans made by such US Revolving Lender outstanding as of such date plus
(c) such US Revolving Lender's US Revolving Credit Percentage of the aggregate amount of all US Letter of Credit Liabilities as of such date plus (d) such US Revolving Lender's US Revolving Credit Percentage of the US Swingline Exposure as of such date.

                  "US REVOLVING CREDIT LOAN" shall have the meaning provided in
Section 2.1(a); the US Revolving Credit Loans shall not include any US Letter of Credit Liabilities.

                  "US REVOLVING CREDIT NOTE" shall mean a promissory note of the US Borrowers described in Section 2.5(a) payable to any US Revolving Lender and being substantially in the form of Exhibit K, evidencing the aggregate Indebtedness of the US Borrowers to such US Revolving Lender resulting from US Revolving Credit Loans made by such US Lender.

                  "US REVOLVING CREDIT PERCENTAGE" shall mean as to any US Revolving Lender, the percentage of the aggregate US Revolving Credit Commitments constituted by its US Revolving Credit Commitment (or, if the US Revolving Credit Commitments have terminated or expired, the percentage which such US Revolving Lender's Revolving Credit Exposure at such time constitutes of the Aggregate US Revolving Credit Exposure at such time).

                  "US REVOLVING LENDER" shall mean a Lender with a US Revolving Credit Commitment.

                  "US SWINGLINE AVAILABILITY" shall mean, on any date, an amount equal to the remainder of (a) the US Swingline Commitment minus (b) the US Swingline Exposure on such date.

                  "US SWINGLINE COMMITMENT" shall have the meaning assigned to such term in Section 2.1(e).

                  "US SWINGLINE EXPOSURE" shall mean, at any time, the aggregate principal amount of all US Swingline Loans made to the US Borrowers outstanding at such time.

                  "US SWINGLINE LENDER" shall mean JPMorgan, in its capacity as lender of US Swingline Loans hereunder.

                  "US SWINGLINE LOANS" shall have the meaning assigned to such term in Section 2.1(a).

                  "US SWINGLINE NOTE" shall mean a promissory note of the US Borrowers described in Section 2.5(c) payable to the US Swingline Lender and being substantially in the form of Exhibit L, evidencing the aggregate Indebtedness of the US Borrowers to the US Swingline Lender resulting from US Swingline Loans made by the US Swingline Lender.

                  "US WIP LIMIT" shall mean the amount of the WIP Limit which the US Borrowers designate as the "US WIP Limit" on the US Borrowing Base Report from which the US Borrowing Base is being calculated; provided, that, in no event shall the sum of the Canadian WIP Limit and the US WIP Limit ever exceed the WIP Limit.

                  "VOTING STOCK" of any Person shall mean Equity of such Person which ordinarily has voting power for the election of directors (or persons performing similar functions) of such Person, whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency.

                  "WIP LIMIT" shall mean $7,500,000.

         Section 1.2 ACCOUNTING TERMS AND DETERMINATIONS. Unless otherwise defined or specified herein, all accounting terms shall be construed herein, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP applied on a basis consistent with the Financial Statements.

         Section 1.3 OTHER DEFINITIONAL TERMS. The words "HEREOF," "HEREIN" and "HEREUNDER" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, schedule, exhibit and like references are to this Agreement unless otherwise specified.

                                   ARTICLE 2
                            AMOUNT AND TERMS OF LOANS

         Section 2.1 LOANS AND COMMITMENTS.

                  (a) LOANS.

                           (1) Subject to the terms and conditions and relying on the representations and warranties contained herein, (A) on any Business Day from and after the Closing Date, but prior to the Maturity Date, each US Revolving Lender severally agrees to make revolving credit loans in Dollars (each a "US REVOLVING CREDIT LOAN") to the US Borrowers, (B) on any Business Day from and after the Closing Date, but prior to the Maturity Date, each Canadian Lender severally agrees to make revolving credit loans in either Dollars or C$ and including by means of B/As (each a "CANADIAN REVOLVING CREDIT LOAN") to the Canadian Borrowers, and (C) on any Business Day from and after the Closing Date, but prior to the Maturity Date, the US Swingline Lender agrees to make revolving swingline loans in Dollars (each a "US SWINGLINE LOAN") to the US Borrowers.

                           (2) From and after the date of this Agreement but prior to the Maturity Date, at the request of the US Borrowers and subject to the approval of Administrative Agent and Required Revolving Lenders, one or more Persons may agree to become a party to this Agreement as a Term Lender hereunder and make Dollar Denominated term loans ("TERM LOANS") to the US Borrowers hereunder. Any such agreement shall be evidenced by the execution and delivery by the US Borrowers, such Term Lender(s) and Administrative Agent of a Term Lender Joinder Agreement setting forth (A) the commitment of such Term Lender(s) to make Term Loans, including the amount thereof (for each Term Lender, its "TERM COMMITMENT"), (B) the Applicable Margin applicable to Term Loans held by such Term Lender (which may be a floating margin in accordance with a pricing grid), and (C) the date on which the proceeds of such Term Loans are to be made available to US Borrowers. Upon the execution and delivery of any Term Lender Joinder Agreement, US Borrowers shall issue to each Term Lender party thereto Term Notes to evidence the Term Loans made by such Term Lender pursuant to its Term Commitment.

                  (b) TYPES OF LOANS. (1) The Dollar Denominated Loans made pursuant hereto shall, at the option of the US Borrowers or the Canadian Borrowers, as applicable, be either ABR Loans or Eurodollar Loans and may be continued or converted pursuant to Section 2.12; provided, that, all Term Loans shall be ABR Loans, (2) the C$ Denominated Loans made pursuant hereto shall, at the option of the Canadian Borrowers, be either Canadian Prime Rate Loans or B/A Loans and may be continued or converted pursuant to Section 2.12, and (3) the Dollar Denominated US Swingline Loans made pursuant hereto shall be ABR Loans; provided that, except as otherwise specifically provided herein, all Loans made pursuant to the same Borrowing shall be of the same Type.

                  (c) US REVOLVING CREDIT COMMITMENTS. Each US Revolving Lender's US Revolving Credit Exposure shall not exceed at any one time the amount set forth opposite such US Revolving Lender's name on Annex I under the caption "US Revolving Credit Commitment" (as the same may be reduced pursuant to Section 2.10 or otherwise from time to time modified pursuant to Section 10.7), its "US REVOLVING CREDIT COMMITMENT," and collectively for all US Revolving Lenders, the "US REVOLVING CREDIT COMMITMENTS"; the term "US Revolving Credit Commitments" includes the requirements of the US Revolving Lenders to purchase participations in the US Swingline Loans pursuant to Section 2.26 hereof; provided, however that the Aggregate US Revolving Credit Exposure at any one time outstanding shall not exceed the US Maximum Available Amount in effect at such time. Within the foregoing limits and subject to the conditions set forth in Article 3, the US Borrowers may obtain Borrowings of US Revolving Credit Loans, repay or prepay such US Revolving Credit Loans, and reborrow such US Revolving Credit Loans.

                  (d) CANADIAN REVOLVING CREDIT COMMITMENTS. Subject to Section 2.9(i) hereof, the Dollar Equivalent of each Canadian Lender's Canadian Revolving Credit Exposure shall not exceed at any one time the amount set forth opposite such Canadian Lender's name on Annex I under the caption "Canadian Revolving Credit Commitment" (as the same may be reduced pursuant to Section
2.10 or otherwise from time to time modified pursuant to Section 10.7, its "CANADIAN REVOLVING CREDIT COMMITMENT," and collectively for all Canadian Lenders, the "CANADIAN REVOLVING CREDIT COMMITMENTS"; provided, however, that the Dollar Equivalent of the Aggregate Canadian Revolving Credit Exposure at any one time outstanding shall not exceed the Canadian Maximum Available Amount in effect at such time. Within the foregoing limits and subject to the conditions set forth in Article 3, the Canadian Borrowers may obtain Borrowings of Canadian Revolving Credit Loans, repay or prepay such Canadian Revolving Credit Loans, and reborrow such Canadian Revolving Credit Loans.

                  (e) US SWINGLINE LOANS. The US Swingline Lender's US Swingline Exposure shall not exceed at any one time the amount set forth opposite the US Swingline Lender's name on Annex I under the caption "US Swingline Loan Commitment" (the "US SWINGLINE COMMITMENT"); provided, however, the Aggregate US Revolving Credit Exposure at any one time outstanding shall not exceed the US Maximum Available Amount in effect at such time. Within the foregoing limits set forth in Article 3, the US Borrowers may obtain Borrowings of US Swingline Loans, repay or prepay such US Swingline Loans, and reborrow such US Swingline Loans.

                  (f) AMOUNTS OF BORROWINGS, ETC. The aggregate principal amount of each Borrowing (1) of Eurodollar Loans shall be (A) in an amount sufficient to cause each Lender's share thereof to be not less than $500,000, and (B) in an integral multiple of $100,000, (2) of US Revolving Credit Loans which are ABR Loans shall be in minimum amount of $1,000,000 and shall be in an integral multiple of $100,000 (other than Borrowings of the US Funding Amount, which shall be in the amount required for the US Funding Amount), (3) of Canadian Revolving Credit Loans which are ABR Loans shall be not less than $100,000 and shall be in an integral multiple of $50,000 (other than Borrowings of the Canadian Funding Amount, which shall be in the amount required for the Canadian Funding Amount), (4) of Canadian Prime Rate Loans shall be not less than C$100,000 and shall be in an integral multiple of

C$50,000, (5) of B/A Loans shall be not less than C$500,000 and shall be in an integral multiple of C$100,000, and (6) of US Swingline Loans shall be in any amount. Borrowings of more than one Type may be outstanding at the same time; provided, however, that the Borrowers shall not be entitled to request any Borrowing that, if made, would result in an aggregate of more than five separate Borrowings of Eurodollar Loans or five separate B/A Loans being outstanding at
(i) any one time. For purposes of the foregoing, Borrowings having different Interest Periods or Contract Periods, regardless of whether they commence on the same date, shall be considered separate Borrowings.

         Section 2.2 BORROWING REQUESTS.

                  (a) BORROWING REQUESTS. Whenever any of the Borrowers desires to make a Borrowing hereunder, they shall give Advance Notice to Administrative Agent (in the case of any Borrowing of US Revolving Credit Loans or US Swingline Loans) or Canadian Administrative Agent (with a simultaneous copy to Administrative Agent (in the case of any Borrowing of Canadian Loans)) in the form of a Borrowing Request, specifying, subject to the provisions hereof, (1) the aggregate principal amount of the Loan to be made pursuant to such Borrowing, (2) whether such Loan is a US Revolving Credit Loan, Canadian Revolving Credit Loan, or US Swingline Loan, (3) in the case of a Canadian Revolving Credit Loan, whether such Loan is to be a Dollar Denominated Loan or a C$ Denominated Loan, (4) the date of Borrowing (which shall be a Business Day),
(5) whether the Dollar Denominated Loans being made pursuant to such Borrowing are to be ABR Loans or Eurodollar Loans, (6) whether the C$ Dollar Denominated Loans being made pursuant thereto are to be Canadian Prime Rate Loans or B/A Loans, and (7) in the case of Eurodollar Loans or B/A Loans, the Interest Period or Contract Period, respectively, to be applicable thereto.

                  (b) NOTICE BY ADMINISTRATIVE AGENT. Subject to Section 2.9(i) with respect to Canadian Revolving Credit Loans, the Administrative Agent or the Canadian Administrative Agent (as applicable) shall promptly give the Canadian Administrative Agent and each applicable Lender telecopy or telephonic notice (and, in the case of telephonic notices, confirmed by telecopy or otherwise in writing) of the proposed Borrowing (other than Borrowings of US Swingline Loans in which case notice shall only be given the US Swingline Lender), of such Lender's Applicable Percentage thereof and of the other matters covered by the Advance Notice. The Borrowers hereby waive the right to dispute the Administrative Agent's record of the terms of such telephonic notice, absent manifest error.

                  (c) AUTOMATIC FUNDING TO US DISBURSEMENT ACCOUNTS. Notwithstanding Section 2.2(a) and Section 2.2(b), on each Business Day, the US Borrowers will be deemed to have requested pursuant to a Borrowing Request a Borrowing to be made on such day in an amount (the "US FUNDING AMOUNT") equal to the amount of all checks, drafts and other items submitted for payment from the US Borrowers' Disbursement Account on such Business Day. Such Borrowing shall be a Borrowing of US Swingline Loans to the extent of the remaining US Swingline Availability and, thereafter, such Borrowings shall be US Revolving Credit Loans which shall be ABR Loans. Subject to the satisfaction of the conditions precedent set forth in Article 3, the US Funding Amount shall be deposited into the US Borrower's Disbursement Account.

         Section 2.3 LETTERS OF CREDIT.

                  (a) ISSUANCE OF US LETTERS OF CREDIT. Subject to the terms and conditions hereof, the US Borrowers shall have the right, in addition to US Revolving Credit Loans provided for in Section 2.1, to utilize the US Revolving Credit Commitments from time to time prior to the Maturity Date by obtaining the issuance of either Documentary Letters of Credit or Standby Letters of Credit for the accounts of any of the US Borrowers by an Issuing Bank if the US Borrowers shall so request in the notice referred to in Section 2.3(d)(1) (such letters of credit being collectively referred to as the "US

LETTERS OF CREDIT"); provided, however, that the Aggregate US Revolving Credit Exposure at any one time outstanding shall not exceed the US Maximum Available Amount in effect at such time and the aggregate of all US Letter of Credit Liabilities and Canadian Letter of Credit Liabilities at any one time outstanding shall not exceed $10,000,000. US Letters of Credit shall be denominated in Dollars and may be issued to support the obligations of the US Borrowers only. Upon the date of the issuance of a US Letter of Credit, the applicable Issuing Bank shall be deemed, without further action by any party hereto, to have sold to each US Revolving Lender, and each US Revolving Lender shall be deemed, without further action by any party hereto, to have purchased from such Issuing Bank, a participation, to the extent of such applicable Lender's US Revolving Credit Percentage, in such US Letter of Credit and the related US Letter of Credit Liabilities.

                  (b) ISSUANCE OF CANADIAN LETTERS OF CREDIT. Subject to the terms and conditions hereof, the Canadian Borrowers shall have the right, in addition to Canadian Revolving Credit Loans provided for in Section 2.1, to utilize the Canadian Revolving Credit Commitments from time to time prior to the Maturity Date by obtaining the issuance of either Documentary Letters of Credit or Standby Letters of Credit for the account of any of the Canadian Borrowers by an Issuing Bank if the Canadian Borrowers shall so request in the notice referred to in Section 2.3(d)(1) (such letters of credit being collectively referred to as the "CANADIAN LETTERS OF CREDIT"); provided, however, that, the Dollar Equivalent of the Aggregate Canadian Revolving Credit Exposure at any one time outstanding shall not exceed the Canadian Maximum Available Amount in effect at such time and the Dollar Equivalent of the aggregate of all Canadian Letter of Credit Liabilities and US Letter of Credit Liabilities at any one time outstanding shall not exceed $10,000,000. Canadian Letters of Credit shall be denominated in Dollars or C$ as the Canadian Borrowers shall elect and may be issued to support the obligations of the Canadian Borrowers only. Upon the date of the issuance of a Canadian Letter of Credit, the applicable Issuing Bank shall be deemed, without further action by any party hereto, to have sold to each Canadian Lender, and each Canadian Lender shall be deemed, without further action by any party hereto, to have purchased from such Issuing Bank, a participation, to the extent of such applicable Lender's Canadian Revolving Credit Percentage, in such Canadian Letter of Credit and the related Canadian Letter of Credit Liabilities.

                  (c) CERTAIN LIMITATION ON LETTERS OF CREDIT. No Letter of Credit issued pursuant to this Agreement shall have an expiry date beyond the earlier of one year after the date of issuance or sixty (60) days prior to the Maturity Date. Any Letter of Credit may give the beneficiary thereof the right to draw upon the Letter of Credit upon its expiry date to the extent not extended. No Letter of Credit shall be issued within sixty (60) days of the Maturity Date.

                  (d) ADDITIONAL LETTER OF CREDIT PROVISIONS. The following additional provisions shall apply to each Letter of Credit:

                           (1) Any of the Borrowers which desires an Issuing Bank to issue a Letter of Credit for its account (an "ACCOUNT PARTY") shall give the Administrative Agent (or the Canadian Administrative Agent in the event such Letter of Credit is a Canadian Letter of Credit) and the Issuing Bank at least five (5) Business Days' prior notice in the form of a Borrowing Request (effective upon receipt), or in each case, such shorter period as may be agreed to by the Administrative Agent (or the Canadian Administrative Agent, as applicable) and such Issuing Bank, specifying the date such Letter of Credit is to be issued (which shall be a Business Day) and describing:
         (A) the face amount of the Letter of Credit and, in the case of any Canadian Letter of Credit, the type of currency (Dollars or C$) in which such Letter of Credit is to be denominated, (B) the expiration date of the Letter of Credit, (C) the name and address of the beneficiary, (D) information concerning the transaction proposed to be supported by such Letter of Credit as the Administrative Agent (or the Canadian Administrative Agent, as applicable) or such Issuing Bank may reasonably request, (E) such other information and documents relating to the Letter of Credit as the Administrative Agent (or the Canadian Administrative Agent, as applicable) or such Issuing Bank may reasonably request, and (F) a precise description of documents and the verbatim text of any certificate to be presented by the beneficiary, which, if presented prior to the expiry date of the Letter of Credit, would require such Issuing Bank to make payment under the Letter of Credit; provided that such Issuing Bank, in its reasonable judgment, may require reasonable changes in such documents and certificates; and provided further that such Issuing Bank shall not be required to issue any Letter of Credit that on its terms requires payment thereunder prior to the next Business Day following receipt by such Issuing Bank of such documents and certificates. Each such notice shall be accompanied by the applicable Issuing Bank's Application and by a certificate executed by a Responsible Officer setting forth calculations evidencing availability for such Letter of Credit pursuant to Section 2.3(d)(2) and stating that all conditions precedent to such issuance have been satisfied. Each Letter of Credit shall, to the extent not inconsistent with the express terms hereof or the applicable Application, be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 (together with any subsequent revisions thereof approved by a Congress of the International Chamber of Commerce, the "UCP"), and shall, as to matters not governed by the UCP, be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                  (2) No US Letter of Credit or Canadian Letter of Credit may be issued if after giving effect thereto the Aggregate US Revolving Credit Exposure or the Aggregate Canadian Revolving Credit Exposure would exceed the US Maximum Available Amount or the Canadian Maximum Available Amount, respectively. On each day during the period commencing with the issuance of any Letter of Credit and until such Letter of Credit shall have expired or have been terminated, the US or Canadian Revolving Credit Commitment (as applicable) of each Lender shall be deemed to be utilized for all purposes hereof in an amount equal to such Lender's Revolving Credit Percentage of the amount of the Letter of Credit Liabilities related to such Letter of Credit.

                  (3) Upon receipt from the beneficiary of any Letter of Credit of any demand for payment thereunder, the Issuing Bank shall promptly notify the Account Party for whose account such Letter of Credit was issued and the Administrative Agent (or the Canadian Administrative Agent if such Letter of Credit is a Canadian Letter of Credit) of such demand (provided that the failure of an the Issuing Bank to give such notice shall not affect the Reimbursement Obligations of the Account Party hereunder) and the Account Party shall immediately, and in any event no later than 10:00 a.m. (New York, New York time) on the date of such drawing, reimburse the Administrative Agent (or the Canadian Administrative Agent, as applicable) for the account of the applicable Issuing Bank for any amount paid by the Issuing Bank upon any drawing under such Letter of Credit, without presentment, demand, protest or other formalities of any kind in an amount, in same day funds, equal to the amount of such drawing. Unless prior to 10:00 a.m. (New York, New York time) on the date of such drawing, the Account Party shall have either notified the Issuing Bank and the Administrative Agent (or the Canadian Administrative Agent, as applicable) that the Account Party intends to reimburse the Administrative Agent (or the Canadian Administrative Agent, as applicable) for the account of the applicable Issuing Bank for the amount of such drawing with funds other than the proceeds of Loans or delivered to the Administrative Agent (or the Canadian Administrative Agent, as applicable) a Borrowing Request for Loans in an amount equal to such drawing, the Account Party will be deemed to have given a Borrowing Request to the Administrative Agent (or the Canadian Administrative Agent, as applicable) requesting that the Lenders make Revolving Credit Loans on the date on which such drawing is honored in an amount equal to the amount of such drawing. Any Loans made pursuant to the preceding sentence shall be (A) US Revolving Credit Loans which are ABR

         Loans if the underlying Letter of Credit was a US Letter of Credit, (B) Canadian Revolving Credit Loans if the underlying Letter of Credit was a Canadian Letter of Credit, and (C) (i) Dollar Denominated Loans and ABR Loans if the underlying Letter of Credit was denominated in Dollars, and (ii) C$ Denominated Loans and Canadian Prime Rate Loans if the underlying Letter of Credit was denominated in C$. The obligation of Lenders to make Revolving Credit Loans pursuant to this Section 2.3 (but not the participation obligations of the Lenders pursuant to Section 2.3(d)(4) below) shall be subject to a) the satisfaction of the conditions in Article 3 and b) the existence of availability of the US Maximum Available Amount or Canadian Maximum Available Amount (as applicable) pursuant to Section 2.1(c) or Section 2.1(d) hereof (after giving effect to repayment of the applicable Reimbursement Obligations with the proceeds of the proposed Revolving Credit Loans). Subject to the preceding sentence, if so requested by the Administrative Agent (or the Canadian Administrative Agent, as applicable), each of the US Revolving Lenders or Canadian Lenders (as applicable) shall, on the date of such drawing, make such Revolving Credit Loans in an amount equal to such Lender's Revolving Credit Percentage of such drawing or the full amount of the unused US or Maximum Available Amount pursuant to Section 2.1(c) or Section 2.1(d) as applicable, the proceeds of which shall be applied directly by the Administrative Agent (or the Canadian Administrative Agent, as applicable) to reimburse the applicable Issuing Bank to the extent of such proceeds.

                  (4) If the appropriate Account Party fails to reimburse the applicable Issuing Bank as provided in Section 2.3(d)(3) above for any reason, including, but not limited to, failure to satisfy the conditions in Article 3 or insufficient availability under the Maximum Available Amount pursuant to Section 2.1(c) or Section 2.1(d) such Issuing Bank shall promptly notify the Administrative Agent (or the Canadian Administrative Agent, as applicable) and the Administrative Agent (or the Canadian Administrative Agent, as applicable) shall notify each US Revolving Lender or Canadian Lender (as applicable) of the unreimbursed amount of such drawing and of such Lender's respective participation therein based on such Lender's US or Canadian Revolving Credit Percentage (as applicable). Each such Lender will pay to the Administrative Agent (or the Canadian Administrative Agent, as applicable) for the account of the applicable Issuing Bank on the date of such notice an amount equal to such Lender's US or Canadian Revolving Credit Percentage (as applicable) of such unreimbursed drawing (or, if such notice is made after 1:00 p.m. (New York, New York time) on such date, on the next succeeding Business Day). If any Lender fails to make available to such Issuing Bank the amount of such Lender's participation in such Letter of Credit as provided in this
         Section 2.3(d)(4), such Issuing Bank shall be entitled to recover such amount on demand from such Lender together with interest at the Federal Funds Effective Rate for one Business Day and thereafter at the ABR. Nothing in this Section 2.3(d)(4) shall be deemed to prejudice the right of any Lender to recover from such Issuing Bank any amounts made available by such Lender to such Issuing Bank pursuant to this Section 2.3(d)(4) if it is determined by a court of competent jurisdiction that the payment with respect to a Letter of Credit by such Issuing Bank was wrongful and such wrongful payment was the result of gross negligence or willful misconduct on the part of such Issuing Bank. The applicable Issuing Bank shall pay to the Administrative Agent (or the Canadian Administrative Agent, as applicable) and the Administrative Agent (or the Canadian Administrative Agent, as applicable) shall pay to each Lender such Lender's US or Canadian Revolving Credit Percentage (as applicable) of all amounts received from the Account Party for payment, in whole or in part, of the Reimbursement Obligation in respect of any Letter of Credit, but only to the extent such Lender has made payment to such Issuing Bank in respect of such Letter of Credit pursuant to this Section 2.3(d)(4).

                  (5) The issuance by the applicable Issuing Bank of each Letter of Credit shall, in addition to the conditions precedent set forth in
         Article 3, be subject to the conditions precedent that such Letter of Credit shall be in the form and contain such terms as shall be reasonably satisfactory to such Issuing Bank, and that the Account Party shall have executed and delivered such other instruments and agreements relating to the Letter of Credit as such Issuing Bank shall have reasonably requested and that are not inconsistent with the terms of this Agreement including the applicable Issuing Bank's Application therefor. In the event of a conflict between the terms of this Agreement and the terms of any Application, the terms of this Agreement shall control.

                  (6) As between any Account Party and any Issuing Bank, the Account Party assumes all risks of the acts and omissions of or misuse of the Letters of Credit issued by such Issuing Bank by the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, such Issuing Bank shall not be responsible: (A) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any Person in connection with the application for or issuance of such Letters of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (C) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they are in cipher; (D) for errors in interpretation of technical terms; (E) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (F) for the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; and (G) for any consequences arising from causes beyond the control of such Issuing Bank, including, without limitation, the actions of any governmental authority. None of the above shall affect, impair, or prevent the vesting of any of such Issuing Bank's rights or powers hereunder. Notwithstanding anything to the contrary contained in this Section 2.3(d)(6), no Account Party shall assume any risk, and shall have no obligation to indemnify any Issuing Bank, in respect of any liability incurred by such Issuing Bank arising primarily out of the gross negligence or willful misconduct of such Issuing Bank, as finally determined by a court of competent jurisdiction.

                  (7) Each Issuing Bank will send to the applicable Account Party and the Administrative Agent (or the Canadian Administrative Agent, as applicable) immediately upon issuance of any Letter of Credit, or an amendment thereto, a true and complete copy of such Letter of Credit, or such amendment thereto. Upon issuance of any Letter of Credit or an amendment thereto, the Administrative Agent (or the Canadian Administrative Agent, as applicable) shall promptly notify each Lender of the terms of such Letter of Credit or amendment thereto, and of such Lender's US or Canadian Revolving Credit Percentage (as applicable) of the amount of such Letter of Credit or amendment thereto, and the Administrative Agent (or the Canadian Administrative Agent, as applicable) shall provide to each Lender a copy of such Letter of Credit or such amendment thereto. Upon cancellation or termination of any Letter of Credit, the applicable Issuing Bank shall promptly notify the Administrative Agent (or the Canadian Administrative Agent, as applicable) and the applicable Account Party, and the Administrative Agent (or the Canadian Administrative Agent, as applicable) will then promptly notify each Lender, of such cancellation or termination.

                  (8) The obligation of each Account Party to reimburse each Issuing Bank for Reimbursement Obligations with regard to the Letters of Credit issued by such Issuing Bank for such Account Party and the obligations of the US Revolving Lenders and Canadian Lenders under
         Section 2.3(d)(4) shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement and under all circumstances including, without limitation, the following circumstances:

                           (A) any lack of validity or enforceability of any
                  Letter of Credit;

                           (B) the existence of any claim, set-off, defense or
                  other right that any of the Borrowers may have at any time against a beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such transferee may be acting), any Lender or any other Person, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between the Account Party and the beneficiary for which the Letter of Credit was procured) other than a defense based on the gross negligence (as opposed to ordinary negligence) or willful misconduct of such Issuing Bank, as determined by a court of competent jurisdiction;

                           (C) any draft, demand, certificate or any other
                  document presented under any Letter of Credit is proved to be forged, fraudulent, invalid or insufficient in any respect or any statement therein is untrue or inaccurate in any respect;

                           (D) any adverse change in the condition (financial or
                  otherwise) of any Credit Party;

                           (E) any breach of this Agreement or any other
                  Financing Document by any of the Borrowers, Administrative Agent, Canadian Administrative Agent or any Lender (other than the applicable Issuing Bank);

                           (F) any other circumstance or happening whatsoever
                  which is similar to any of the foregoing; provided that such other occurrence or happening is not the result of the gross negligence (as opposed to ordinary negligence) or willful misconduct of such Issuing Bank, as determined by a court of competent jurisdiction; or

                           (G) the fact that a Default shall have occurred and
                  be continuing.

Section 2.4 DISBURSEMENT OF FUNDS.

         (a) AVAILABILITY. Subject to Section 2.2(c), and, with respect to Canadian Lenders, Section 2.9(i), no later than 11:00 a.m. (or, in the case of ABR Loans or Canadian Prime Rate Loans, 1:00 p.m.) (New York, New York time) on the date of each Borrowing (other than Borrowings consisting of US Swingline Loans), each US Revolving Lender (in the case of any Borrowing of US Revolving Credit Loans) and each Canadian Lender (in the case of any Borrowing of Canadian Loans) will make available to the Administrative Agent (or the Canadian Administrative Agent, in the case of a Borrowing of Canadian Loans) such Lender's Applicable Percentage of the principal amount of the Borrowing requested to be made on such date reduced by the principal amount of Revolving Credit Loans (if any) of such Lender maturing on such date (provided, that no Borrowing comprised of Canadian Revolving Credit Loans shall be reduced in respect of US Loans maturing on such date) in immediately available funds at the Payment Office (unless such Borrowing is to be made under the Canadian Revolving Credit Facility and the Canadian Borrowers have requested a Borrowing in C$, in which case such funds shall be C$). The Administrative Agent (or the Canadian Administrative Agent, in the case of a Borrowing of Canadian Loans) will make available to the applicable Borrowers at the Payment Office of such Agent the aggregate of the amounts (if any) so made available by the Lenders by either
(1)depositing such amounts, in immediately available funds, to the account of such Borrower at the Administrative Agent or Canadian

Administrative Agent (as applicable) designated by the applicable Borrowers for such purpose (for each of the Borrowers, its "DISBURSEMENT ACCOUNT"), or (2) disbursing such amounts in accordance with such other lawful instructions of such Borrowers as such Borrowers shall specify in the applicable Borrowing Request. To the extent that any Loans mature or Reimbursement Obligations are due and owing on the date of a requested Borrowing of Revolving Credit Loans, the Lenders shall apply the proceeds of the Revolving Credit Loans then being made, to the extent thereof, to the repayment of such maturing Loans or Reimbursement Obligations, such Loans or Reimbursement Obligations and repayments intended to be a contemporaneous exchange (provided, that the proceeds of any Borrowing comprised of Canadian Revolving Credit Loans shall not be applied to pay US Revolving Credit Loans maturing on such date). In respect of US Swingline Loans, the US Swingline Lender will make available to the applicable US Borrowers (or, in the case of a US Swingline Loan made to pay Reimbursement Obligations of such US Borrowers, by remittance to the applicable Issuing Bank) the proceeds of such US Swingline Loan in accordance with this
Section 2.4(a) on or before 3:00 p.m. (New York, New York time) on the date requested for such Borrowing or as provided in Section 2.2(c).

         (b) FUNDS TO THE ADMINISTRATIVE AGENT OR CANADIAN ADMINISTRATIVE AGENT. Unless the Administrative Agent or Canadian Administrative Agent shall have been notified by any Lender prior to the date of a Borrowing (other than a Borrowing consisting of US Swingline Loans) that such Lender does not intend to make available to the Administrative Agent or Canadian Administrative Agent (as applicable) such Lender's US Revolving Commitment Percentage and Canadian Revolving Commitment Percentage of the Borrowing to be made on such date, subject to Section 2.9(i) with respect to Canadian Revolving Credit Loans, the Administrative Agent or Canadian Administrative Agent (as applicable) may assume that such Lender has made such amount available to the Administrative Agent or Canadian Administrative Agent (as applicable) on such date, and the Administrative Agent or Canadian Administrative Agent (as applicable) may make available to or for the account of the applicable Borrowers a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent or Canadian Administrative Agent (as applicable) by such Lender on the date of a Borrowing, the Administrative Agent or Canadian Administrative Agent (as applicable) shall be entitled to recover such corresponding amount on demand from such Lender together with interest at such Agent's cost of funds (as determined by such Agent). If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent's or Canadian Administrative Agent's (as applicable) demand therefor, the Administrative Agent or Canadian Administrative Agent (as applicable) shall promptly notify the applicable Borrowers and the applicable Borrowers shall immediately pay such corresponding amount to the Administrative Agent or Canadian Administrative Agent (as applicable) together with interest at the rate specified for the Borrowing which includes such amount paid. Nothing in this Section 2.4 shall be deemed to relieve any Lender from its obligation to fulfill its Revolving Loan Commitments hereunder or to prejudice any rights which the Borrowers may have against any Lender as a result of any default by such Lender hereunder.

         (c) LENDERS' RESPONSIBILITIES. No Lender shall be responsible for any default by any other Lender in its obligation to make Loans hereunder, and each Lender shall be obligated to make only such Loans provided to be made by it hereunder, regardless of the failure of any other Lender to fulfill its Commitment hereunder.

              Section 2.5 NOTES AND MATURITY.

                  (a) US REVOLVING CREDIT NOTES. The US Borrowers' obligations to pay the principal of, and interest on, the US Revolving Credit Loans made by each US Lender shall be further evidenced by the US Borrowers issuance, execution and delivery of a US Revolving Credit Note payable to the order of each such US Lender in the amount of such US Lender's US Revolving Credit Commitment and shall be dated as of the date of issuance of such US Revolving Credit Note. The principal amount of each US Revolving Credit Note shall be payable on or before the Maturity Date.

                  (b) CANADIAN REVOLVING CREDIT NOTES. The Canadian Borrowers' obligations to pay the principal of, and interest on, the Canadian Revolving Credit Loans made by each Canadian Lender shall be further evidenced by the Canadian Borrowers issuance, execution and delivery of a Canadian Revolving Credit Note payable to the order of each such Canadian Lender in the amount of such Canadian Lender's Canadian Revolving Credit Commitment and shall be dated as of the date of issuance of such Canadian Revolving Credit Note. The principal amount of each Canadian Revolving Credit Note shall be payable on or before Maturity Date.

                  (c) US SWINGLINE NOTES. The US Borrowers' obligations to pay the principal of, and interest on, the US Swingline Loans made by the US Swingline Lender shall be further evidenced by the US Borrowers issuance, execution and delivery of a US Swingline Note payable to the order of the US Swingline Lender in the amount of the US Swingline Commitment and shall be dated as of the date of issuance of such US Swingline Note. All US Swingline Loans shall mature on the last Business Day of the month in which such US Swingline Loans are borrowed; provided, however, in the event such US Swingline Loans are borrowed on the last Business Day of any month, such US Swingline Loans shall mature on the first Business Day of the next succeeding month; provided, further, that the principal amount of the US Swingline Note and all outstanding US Swingline Loans shall be payable on or before the Maturity Date.

                  (d) TERM NOTES. The US Borrowers' obligations to pay the principal of, and interest on, the Term Loans made by each Term Lender shall be further evidenced by the US Borrowers issuance, execution and delivery of a Term Note payable to the order of each such Term Lender in the amount of such Term Lender's Term Commitment and shall be dated as of the date of issuance of such Term Note. The principal amount of each Term Note shall be payable on or before the Maturity Date. Any part of the Term Loans which are repaid may not be re-borrowed.

         Section 2.6 INTEREST.  In all cases subject to Section 10.13:

                  (a) ABR LOANS. Subject to Section 2.6(d), each of the Borrowers agrees to pay interest in respect of the unpaid principal amount of each ABR Loan made to such Borrowers from the date thereof until payment in full thereof at a rate per annum which shall be, for any day, equal to the sum of the Applicable Margin plus the ABR in effect on such day, but in no event to exceed the Highest Lawful Rate; provided, that, the rate of interest in effect pursuant to this Section 2.6(a) with respect to the Term Loans shall be subject to such maximum and minimum interest rates as may be specified in the Term Lender Joinder Agreement pertaining to such Term Loans (to the extent such maximum and minimum interest rates are set forth therein). The term "ABR" shall mean, for any day (1) for any US Loan and US Swingline Loan which is an ABR Loan, the highest of (A) the Prime Rate in effect on such day, (B) one-half of one percent (1/2%) plus the Federal Funds Effective Rate in effect for such day (rounded upwards, if necessary, to the nearest 1/16th of 1%), and (C) one percent (1%) plus the Base CD Rate (rounded upwards, if necessary, to the nearest 1/16th of 1%), but in no event to exceed the Highest Lawful Rate, and (2) for any Canadian Loan which is an ABR Loan the highest of (A) the US Base Rate in effect on such day, or (B) one half of one percent (1/2%) plus the Federal Funds Effective
Rate in effect for such day (rounded upwards in necessary, to the nearest 1/16th of 1%), but in no event to exceed the Highest Lawful Rate. For purposes of this Agreement, any change in the ABR due to a change in the Federal Funds Effective Rate, the Prime Rate, the US Base Rate or the Base CD Rate shall be effective as of the opening of business on the effective date of such change in the Federal Funds Effective Rate, the Prime Rate, the US Base Rate or the Base CD Rate, as the case may be.

                  (b) EURODOLLAR LOANS. Subject to Section 2.6(d), each of the Borrowers agrees to pay interest in respect of the unpaid principal amount of each Eurodollar Loan made to such Borrowers from the date thereof until payment in full thereof at a rate per annum which shall be the sum of the relevant Applicable Margin plus the Eurodollar Rate, but in no event to exceed the Highest Lawful Rate.

                  (c) CANADIAN PRIME RATE LOANS. Subject to Section 2.6(d), the Canadian Borrowers agree to pay interest in respect of the unpaid principal amount of each Canadian Prime Rate Loan from the date thereof until payment in full thereof at a rate per annum which shall be, for any day, equal to the sum of the Applicable Margin plus the Canadian Prime Rate in effect on such day, but in no event to exceed the Highest Lawful Rate.

                  (d) DEFAULT INTEREST. After the occurrence and during the continuance of any Default or Event of Default, the US Borrowers shall, on demand from time to time, pay interest, to the extent permitted by law, on the outstanding US Lender Indebtedness, and the Canadian Borrowers shall, on demand from time to time, pay interest, to the extent permitted by law, on the Canadian Lender Indebtedness (after as well as before judgment) at a rate per annum equal to (1) in the case of any Eurodollar Loan, the rate that would be applicable under Section 2.6(b) to such Eurodollar Loan, plus 2% per annum, (2) in the case of any Canadian Prime Rate Loan, the rate that would be applicable under Section 2.6(c) to such Canadian Prime Rate Loan, plus 2% per annum, and (3) in the case of any other amount, the rate that would be applicable under Section 2.6(a) to an ABR Loan, plus 2% per annum, but in no event to exceed the Highest Lawful Rate.

                  (e) INTEREST PAYMENT DATES. Interest on each ABR Loan, Eurodollar Loan and Canadian Prime Rate Loan shall accrue from and including the date of such Loan to but excluding the date of payment in full thereof. Interest on each Eurodollar Loan shall be payable on the last Business Day of each Interest Period applicable thereto and, in the case of an Interest Period in excess of three months, on each day which occurs at three month intervals of the initial date of such Interest Period (unless such day is not a Business Day in which event such payment shall be made on the next succeeding Business Day), and on any prepayment (on the amount prepaid), at maturity (whether by acceleration or otherwise) and, after maturity, on demand. Interest on each ABR Loan and Canadian Prime Rate Loan shall be payable on the first Business Day of each calendar month, commencing on the first of such days to occur after such Loan is made, at maturity (whether by acceleration or otherwise) and, after maturity, on demand.

                  (f) NOTICE BY THE ADMINISTRATIVE AGENT. The Administrative Agent or the Canadian Administrative Agent, upon determining the Eurodollar Rate for any Interest Period and the Discount Rate for any Contract Period, shall promptly notify by telecopy or telephone (in the case of telephonic notices, confirmed by telecopy or otherwise in writing) or in writing to the Borrowers and the Lenders.

         Section 2.7 INTEREST PERIODS. In connection with each Borrowing of Eurodollar Loans, the applicable Borrowers shall elect an Interest Period to be applicable to such Borrowing, which Interest Period shall begin on and include, as the case may be, the date selected by such Borrowers pursuant to Section 2.2(a), the conversion date or the date of expiration of the then current Interest Period applicable thereto, and end on but exclude the date which is either one, two, three or six months thereafter, as selected by such Borrowers; provided, that, the US Borrowers shall be permitted to obtain a 15-day Interest Period once during the term of this Agreement; provided further:

                  (a) BUSINESS DAYS. If any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day, provided, further, that if any Interest Period (other than in respect of a Borrowing of Eurodollar Loans the Interest Period of which is expiring pursuant to Section 2.16(b) hereof) would otherwise expire on a day which is not a

Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

                  (b) MONTH END. Any Interest Period which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to Section 2.7(c) below, end on the last Business Day of a calendar month;

                  (c) PAYMENT LIMITATIONS. No Interest Period shall extend beyond any date that any principal payment or prepayment is scheduled to be due unless the aggregate principal amount of Borrowings which are Borrowings of ABR Loans or which are Borrowings of Eurodollar Loans which have Interest Periods which will expire on or before such date, less the aggregate amount of any other principal payments or prepayments due during such Interest Period, is equal to or in excess of the amount of such principal payment or prepayment; and

                  (d) MATURITY DATES. No Interest Period shall extend beyond the Maturity Date.


         Section 2.8 BANKERS' ACCEPTANCES.

                  (a) Subject to the terms and conditions of this Agreement, the Canadian Borrowers may request Borrowings of Canadian Revolving Credit Loans by presenting drafts for acceptance and purchase as B/As by the Canadian Lenders.

                  (b) To facilitate availment of B/A Borrowings, the Canadian Borrowers hereby appoint each Canadian Lender as their attorney to sign and endorse on their behalf, in handwriting or by facsimile or mechanical signature as and when deemed necessary by such Canadian Lender, blank forms of B/As in the form requested by such Canadian Lender. In this respect, it is each Canadian Lender's responsibility to maintain an adequate supply of blank forms of B/As for acceptance under this Agreement. The Canadian Borrowers recognize and agree that all B/As signed and/or endorsed on its behalf by a Canadian Lender shall jointly and severally bind the Canadian Borrowers as fully and effectually as if signed in the handwriting of and duly issued by the proper signing officers of each Canadian Borrower. Each Canadian Lender is hereby authorized to issue such B/As endorsed in blank in such face amounts as may be determined by such Canadian Lender, provided that the aggregate amount thereof is equal to the aggregate amount of B/As required to be accepted and purchased by such Canadian Lender. No Canadian Lender or any Affiliate thereof shall be liable for any damage, loss or other claim arising by reason of any loss or improper use of any such instrument except the gross negligence or willful misconduct of such Canadian Lender or its Affiliate, as applicable, or its officers, employees, agents or representatives. Each Canadian Lender shall maintain a record with respect to B/As (1) received by it in blank hereunder, (2) voided by it for any reason, (3) accepted and purchased by it hereunder and (4) canceled at their respective maturities. Each Canadian Lender further agrees to retain such records in the manner and for the statutory periods provided in the various provincial or federal statutes and regulations which apply to such Canadian Lender. Each Canadian Lender agrees to provide a copy of such records to the Canadian Borrowers at the Canadian Borrowers' expense upon request. On request by or on behalf of the Canadian Borrowers, a Canadian Lender shall cancel all forms of B/As which have been pre-signed or pre-endorsed on behalf of the Canadian Borrowers and which are held by such Canadian Lender and are not required to be issued in accordance with the Canadian Borrowers' irrevocable notice. The Canadian Borrowers agree that, at the request of the Canadian Administrative Agent, they shall deliver to the Canadian Administrative Agent a "depository note" which complies with the requirements of the Depository Bills and Notes Act (Canada) and consents to the deposit of any such depository note in the book-based clearance system maintained by the Canadian Depository for Securities.

                  (c) Drafts of the Canadian Borrowers to be accepted as B/As hereunder shall be signed as set forth in this Section 2.8. Notwithstanding that any person whose signature appears on any B/A may no longer be an authorized signatory for any Canadian Lender or the Canadian Borrowers at the date of issuance of a B/A, such signature shall nevertheless be valid and sufficient for all purposes as if such authority had remained in force at the time of such issuance and any such B/A so signed shall be binding on the Canadian Borrowers.

                  (d) Promptly following receipt of a Borrowing Request or notice of rollover pursuant to this Section 2.8 or Section 2.12 by way of B/As, the Canadian Administrative Agent shall so advise the Canadian Lenders and shall advise each Canadian Lender of the aggregate face amount of the B/As to be accepted by it and the applicable Contract Period (which shall be identical for all Canadian Lenders). The aggregate face amount of the B/As to be accepted by the Canadian Lenders in respect of any Borrowing or rollover of B/A Loans shall be not less than C$500,000 and shall be in an integral multiple of C$100,000.

                  (e) Upon acceptance of a B/A by a Canadian Lender, such Canadian Lender shall purchase, or arrange the purchase of, such B/A from the Canadian Borrowers at the Discount Rate for such Canadian Lender applicable to such B/A accepted by it and provide to Canadian Administrative Agent the Discount Proceeds for the account of the Canadian Borrowers in which event an Acceptance Fee shall be payable by the Canadian Borrowers to such Canadian Lender in respect of such B/A and shall be set off against the Discount Proceeds payable by such Canadian Lender under this Section 2.8(e).

                  (f) Each Canadian Lender may at any time and from time to time hold, sell, rediscount or otherwise dispose of any or all B/As accepted and purchased by it.

                  (g) If a Canadian Lender is not a chartered bank under the Bank Act (Canada) or if a Canadian Lender notifies the Administrative Agent in writing that it is otherwise unable or unwilling to accept B/As, such Canadian Lender will, instead of accepting and purchasing B/As, purchase from the Canadian Borrowers a non-interest bearing note denominated in C$ (a "B/A EQUIVALENT NOTE"), in the form of Exhibit M, issued by the Canadian Borrowers in the amount and for the same term as the draft which such Canadian Lender would otherwise have been required to accept and purchase hereunder. Each such Canadian Lender will provide to the Canadian Administrative Agent the Discount Proceeds of such B/A Equivalent Loan for the account of any Canadian Borrower. Each such B/A Equivalent Loan will bear interest at the same rate which would result if such Canadian Lender had accepted (and been paid an Acceptance Fee) and purchased (on a discounted basis) a B/A for the relevant Contract Period (it being the intention of the parties that each such B/A Equivalent Loan shall have the same economic consequences for the Canadian Lenders and any Canadian Borrower as the B/A which such B/A Equivalent Loan replaces). All such interest shall be paid in advance on the date such B/A Loan is made, and will be deducted from the principal amount of such B/A Equivalent Loan in the same manner in which the Discount Proceeds of a B/A would be deducted from the face amount of the B/A. Subject to repayment requirements, on the last day of the relevant Contract Period for such B/A Equivalent Loan, any Canadian Borrower shall be entitled to convert each such B/A Equivalent Loan into another type of Loan, or to roll over each such B/A Equivalent Loan into another B/A Equivalent Loan, all in accordance with the applicable provisions of this Agreement.

                  (h) The Canadian Borrowers waive presentment for payment and any other defense to payment of any amounts due to a Canadian Lender in respect of a B/A accepted and purchased by it pursuant to this Agreement which might exist solely by reason of such B/A being held, at the maturity thereof, by such Canadian Lender in its own right and the Canadian Borrowers agree not to claim any days of grace if such Canadian Lender as holder sues the Canadian Borrowers on the B/A for payment of the amount payable by the Canadian Borrowers thereunder. On the specified maturity date of a B/A, or such earlier date as may be required or permitted pursuant to the provisions of this Agreement, the Canadian Borrowers shall jointly and severally pay, through the Canadian Administrative Agent, the Canadian Lender that has accepted and purchased such B/A the full face amount of such B/A and after such payment, the Canadian Borrowers shall have no further liability in respect of such B/A and such Canadian Lender shall be entitled to all benefits of, and be responsible for all payments due to third parties under, such B/A.

                  (i) If a Canadian Lender grants a participation in a portion of its rights under this Agreement to a participant under Section 10.6, then in respect of any B/A Borrowing, a portion thereof may, at the option of such Canadian Lender, be by way of B/A accepted by such participant. In such event, the Canadian Borrowers shall upon request of the Canadian Administrative Agent or the Canadian Lender granting the participation execute and deliver a form of B/A indemnity in favor of such participant for delivery to such participant.

                  (j) Notwithstanding anything herein to the contrary, no B/A may be prepaid prior to the maturity date thereof, except as provided in Article 8.

         Section 2.9 REPAYMENT OF LOANS.

                  (a) The US Borrowers hereby unconditionally, jointly and severally promise to pay to the Administrative Agent for the account of each US Revolving Lender, (1) the then unpaid principal amount of each US Revolving Credit Loan of such Lender on the Maturity Date (or such earlier date on which the Revolving Credit Loans become due and payable pursuant to Article 8); and
(2) the amounts specified in Section 2.11 on the dates specified in Section
2.11. The US Borrowers hereby unconditionally, jointly and severally promise to pay to Administrative Agent for the account of each Term Lender the then unpaid principal amount of each Term Loan on the Maturity Date (or on such earlier date on which the Term Loans come due and payable pursuant to Article 8). The US Borrowers hereby unconditionally, jointly and severally promise to pay to the US Swingline Lender the then-unpaid principal amount of each US Swingline Loan on the date on which such US Swingline Loan becomes due and payable as provided in
Section 2.5(c) hereof (or such earlier date on which such US Swingline Loans become due and payable pursuant to Article 8). The US Borrowers hereby further agree to jointly and severally pay interest on the unpaid principal amount of the Loans and the US Swingline Loans made to the US Borrowers, from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in Section 2.6.

                  (b) The Canadian Borrowers hereby jointly, severally and unconditionally promise to pay to the Canadian Administrative Agent for the account of each Canadian Lender, (1) the then unpaid principal amount of each Canadian Revolving Credit Loan of such Lender on the Maturity Date (or such earlier date on which the Revolving Credit Loans become due and payable pursuant to Article 8); and (2) the amounts specified in Section 2.11 on the dates specified in Section 2.11. The Canadian Borrowers hereby further jointly and severally agree to pay interest on the unpaid principal amount of the Loans made to the Canadian Borrowers from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in Section 2.6.

                  (c) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Borrowers to such Lender resulting from each Loan of such Lender from time to time, including, without limitation, the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

                  (d) The Administrative Agent shall maintain the Register pursuant to Section 10.7(c), and a subaccount therein for each US Lender, in which shall be recorded (1) the amount of each US Loan made hereunder, the Type thereof and each Interest Period, if any, applicable thereto, (2) the amount of any principal or interest due and payable or to become due and payable from the US Borrowers to each US Lender hereunder, and
(3) both the amount of any sum received by the Administrative Agent hereunder from the US Borrowers and each US Lender's Applicable Percentage thereof. The Administrative Agent shall maintain a separate register with respect to the US Swingline Loans which Register shall contain the same information as the Register with respect to the US Loans.

                  (e) The Canadian Administrative Agent shall maintain the Register pursuant to Section 10.7(c), and a subaccount therein for each Canadian Lender, in which shall be recorded (1) the amount of each Canadian Loan made hereunder, the Type thereof and each Interest Period or Contract Period, if any, applicable thereto, (2) the amount of any principal or interest due and payable or to become due and payable from the Canadian Borrowers to each Canadian Lender hereunder, and (3) both the amount of any sum received by the Canadian Administrative Agent hereunder from the Borrowers and each Canadian Lender's Applicable Percentage thereof.

                  (f) The entries made in the Registers and the accounts of each Lender maintained pursuant to Section 2.9(d) and Section 2.9(e) shall, absent manifest error, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Borrowers therein recorded; provided, however, that the failure of any Lender or Agent to maintain a Register or any such account, or any error therein, shall not in any manner affect the obligations of each Borrower to repay (with applicable interest) the Loans made to such Borrower by such Lender in accordance with the terms of this Agreement.

                  (g) The US Administrative Agent shall render to the US Borrowers each month a statement of the US Borrowers' account setting forth the following information for the period from the date of the most recent preceding statement: the aggregate principal amount of new US Revolving Credit Loans and US Swingline Loans made to the US Borrowers, the aggregate amount of new Reimbursement Obligations which have not been reimbursed, the aggregate face amount of new US Letters of Credit issued for the accounts of the US Borrowers, the amount of remittances and payments actually collected and applied by the US Administrative Agent to reduce the outstanding principal balance of the US Swingline Loans, US Revolving Credit Loans and Term Loans, to reimburse Reimbursement Obligations and establish L/C Cover during such period and the outstanding principal balances of the US Swingline Loans, US Revolving Credit Loans and Term Loans, and the aggregate US Letter of Credit Liabilities outstanding at the end of such period. Such statement shall be deemed to be correct and accepted by and be binding upon the US Borrowers unless the US Administrative Agent receives a written statement of the US Borrowers' exceptions to such account statement within twenty (20) days after such statement was rendered to the US Borrowers.

                  (h) The Canadian Administrative Agent shall render to the Canadian Borrowers each month a statement of the Canadian Borrowers' account setting forth the following information for the period from the date of the most recent preceding statement: the aggregate principal amount of new Canadian Revolving Credit Loans made to the Canadian Borrowers, the aggregate amount of new Reimbursement Obligations which have not been reimbursed, the aggregate face amount of new Canadian Letters of Credit issued for the accounts of the Canadian Borrowers, the amount of remittances and payments actually collected and applied by the Canadian Administrative Agent to reduce the outstanding principal balance of the Canadian Revolving Credit Loans, to reimburse Reimbursement Obligations during such period and establish L/C Cover and the outstanding principal balances of the Canadian Revolving Credit Loans and the aggregate Canadian Letter of Credit Liabilities outstanding at the end of such period. Such statement shall be deemed to be correct and accepted by and be binding upon the Canadian Borrowers unless the Canadian Administrative Agent receives a written statement of the

Canadian Borrowers' exceptions to such account statement within twenty (20) days after such statement was rendered to the Canadian Borrowers.

                  (i) The Canadian Administrative Agent shall on any Settlement Date, and upon notice given by the Canadian Administrative Agent no later than 12:00 noon Toronto, Canada time, request each Canadian Lender to make and each Canadian Lender hereby agrees to make, a Canadian Revolving Credit Loan in an amount equal to such Canadian Lender's Canadian Revolving Credit Percentage of the aggregate amount of the Canadian Revolving Credit Loans made by the Canadian Administrative Agent from the preceding Settlement Date to the date of such notice. Each Canadian Lender's obligation to make the Canadian Revolving Credit Loans referred to in this Section 2.9(i) and to make the settlements pursuant to this Section 2.9(i) shall not be affected by any circumstance, including, without limitation, (i) any set-off, counterclaim, recoupment, defence or other right which any such Canadian Lender or the Canadian Borrowers may have against the Canadian Administrative Agent, any Canadian Borrower, any Canadian Lender or any other Person for any reason whatsoever; (ii) any adverse change in the condition (financial or otherwise) of the Canadian Borrowers; or (iii) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. Without limiting the liability and obligation of each Canadian Lender to make such advances, the Canadian Borrowers authorize the Canadian Administrative Agent to charge the Canadian Borrower's account to the extent amounts received from the Canadian Lenders are not sufficient to repay in full the amount of any such deficiency. On the Settlement Date, the Canadian Administrative Agent and the Canadian Lenders shall each remit to the other, in immediately available funds, all amounts necessary so as to ensure that, as of the Settlement Date, the Canadian Lenders shall have their respective Canadian Revolving Credit Percentage of all outstanding Canadian Revolving Credit Exposure. The Canadian Lenders acknowledge and agree that the Canadian Revolving Credit Exposure of the Canadian Administrative Agent may exceed the amount of its Canadian Revolving Credit Commitment (the "Canadian Administrative Agent Overline") solely as a result of the Canadian Administrative Agent making advances on behalf of the other Canadian Lenders pending settlement pursuant to this Section 2.9(i), but that such Canadian Administrative Agent Overline shall in no way affect, limit or modify in any respect the other Canadian Lenders' obligations to settle with the Canadian Administrative Agent provided in this
Section 2.9(i). The Canadian Administrative Agent shall, after receipt of any interest and fees earned under this Agreement, promptly remit to the Canadian Lenders their pro rata portion (based on their respective Canadian Revolving Credit Commitments) of any (i) fees they are entitled to receive, and (ii) interest computed at the rate and as provided for in Section 2.6 of this Agreement on all outstanding amounts advanced by the Canadian Lenders on each Settlement Date, prior to adjustment for such settlement, which fees and interest are subsequent to the last remittance by the Canadian Administrative Agent to the Canadian Lenders of such interest amounts, provided, however, that the Canadian Lenders (other than the Canadian Administrative Agent in its role as the agent for and on behalf of the Canadian Lenders) shall not share in any of the fees provided for in the Canadian Fee Letter. The Canadian Administrative Agent shall not be permitted to make any B/A Loans or Eurodollar Loans on behalf of the other Canadian Lenders.

                  (j) The US Borrowers agree, that solely for purposes of computing the charges under this Agreement (including interest), all items of payment shall be deemed applied by the Administrative Agent one Business Day after receipt by the Administrative Agent of funds which have been finally credited to the US Loans whether such funds are received directly from the US Borrowers or from the US Blocked Account.

                  (k) The Canadian Borrowers agree, that for purposes of computing the interest charges under this Agreement (including interest), all items of payment shall be deemed applied by the Canadian Administrative Agent one Business Day after receipt by the Canadian Administrative Agent of funds which have been finally credited to the Canadian Loans, whether such funds are received directly from the Canadian Borrowers or from Canadian Lockbox Bank or from the Canadian Blocked Account.

         Section 2.10. VOLUNTARY TERMINATION OR REDUCTION OF REVOLVING CREDIT COMMITMENTS. Each of the Borrowers may, upon at least five Business Days' notice to the Administrative Agent and Canadian Administrative Agent, terminate entirely at any time, or partially reduce from time to time by an aggregate amount of $1,000,000 or any larger multiple of $100,000, the unused portions of the US Revolving Credit Commitment or Canadian Revolving Credit Commitments, provided that any such reduction shall apply proportionately to the US Revolving Credit Commitment or Canadian Revolving Credit Commitment, as applicable, of each Lender. The US Swingline Commitment may not be partially terminated by the US Borrowers and may only be entirely terminated by the US Borrowers in connection with the entire termination of the Commitments. If the US Revolving Credit Commitments or Canadian Revolving Credit Commitments are terminated in their entirety, in addition to the termination fee described in Section 2.13(e) hereof, all accrued commitment fees with respect thereto shall be payable on the effective date of such termination. Upon termination of the US Revolving Credit Commitments and Canadian Revolving Credit Commitments in full, the commitments of the US Swingline Lender to make US Swingline Loans shall terminate as well.

         Section 2.11 MANDATORY PREPAYMENTS; VOLUNTARY PREPAYMENTS; ORDER OF APPLICATION.

                  (a) MANDATORY PREPAYMENTS OF US REVOLVING LOANS. Subject to the last sentence of this Section 2.11(a), if at any time the Aggregate US Revolving Credit Exposure is in excess of the US Maximum Available Amount, the US Borrowers shall immediately jointly and severally pay to the Administrative Agent, for the account of the US Revolving Lenders, the amount of such excess to be applied (1) as a prepayment of the US Revolving Credit Loans and Reimbursement Obligations with respect to US Letters of Credit, and (2) after payment in full of the US Revolving Credit Loans and Reimbursement Obligations, as L/C Cover for the US Letter of Credit Liabilities in an amount of such remaining excess; provided, however, to the extent any mandatory prepayment under this Section 2.11(a) is required as result of a reduction in the US Borrowing Base resulting from any (i) establishment of additional, or modification of existing, eligibility standards for any component of the US Borrowing Base, (ii) reduction of the advance rate for any component of the US Borrowing Base, or (iii) establishment of Availability Reserves against the US Borrowing Base, then such required mandatory prepayment shall be due and payable within three (3) Business Days of the date on which such US Borrowing Base reductions are effective. Each US Revolving Lender acknowledges and agrees that notwithstanding anything to the contrary set forth in this Agreement, the Administrative Agent, in its sole discretion, may, for the account and credit risk of the US Revolving Credit Lenders, (a) make or permit to remain outstanding US Swingline Loans, and/or (b) cause each US Revolving Lenders to make, or permit to remain outstanding US Revolving Credit Loans, or issue, or permit to remain outstanding, US Letters of Credit, which in any case results in the Aggregate US Revolving Credit Exposure exceeding the US Maximum Available Amount (collectively "OVERADVANCES"); provided, however, (a) no Overadvance may cause the Aggregate US Revolving Credit Exposure to exceed the total US Revolving Credit Commitments of all US Revolving Lenders, (b) the aggregate amount of all Overadvances outstanding at any time shall be not exceed $5,000,000, (c) no Overadvance shall be outstanding for more than 30 consecutive days and (d) there can only be one Overadvance during any 180-day period.

                  (b) MANDATORY PREPAYMENT OF CANADIAN REVOLVING LOANS. If at any time the Dollar Equivalent of the Aggregate Canadian Revolving Credit Exposure is in excess of the Canadian Maximum Available Amount, the Canadian Borrowers shall immediately jointly and severally pay to the Canadian Administrative Agent, for the account of the Canadian Lenders, the amount of such excess to be applied (1) as a prepayment of the Canadian Revolving Credit Loans (other than B/A Loans) and Reimbursement Obligations with respect to Canadian Letters of Credit, (2) after payment in full of the Canadian Revolving Credit Loans (other than B/A Loans) and Reimbursement Obligations, as B/A Cover for B/A Loans, and (3) after B/A Cover has been effected for all outstanding B/A Loans, as L/C Cover for the Canadian Letter of Credit Liabilities in an amount of such remaining excess; provided, however, to the extent any mandatory prepayment under this Section 2.11(b) is required as result of a reduction in the Canadian Borrowing Base resulting from any (i) establishment of additional, or modification of existing, eligibility standards for any component of the Canadian Borrowing Base, (ii) reduction of the advance rate for any component of the Canadian Borrowing Base, or (iii) establishment of Availability Reserves against the Canadian Borrowing Base, then such required mandatory prepayment shall be due and payable within three (3) Business Days of the date on which such Canadian Borrowing Base reductions are effective.

                  (c) APPLICATION OF PROCEEDS FROM US BLOCKED ACCOUNT. On or before 11:00 a.m. (New York, New York time) on each Business Day, Administrative Agent shall disburse to the appropriate Agent or Lenders for application in accordance with Section 2.11(f) and Section 2.11(h), all amounts then on deposit in the US Blocked Account which Administrative Agent shall have determined constitute "collected funds" in accordance with the policies of Administrative Agent then in effect.

                  (d) APPLICATION OF PROCEEDS FROM CANADIAN BLOCKED ACCOUNT. Subject to Section 2.9(i), on or before 11:00 a.m. (New York, New York time) on each Business Day, Canadian Administrative Agent shall disburse (or cause Canadian Lockbox Bank to disburse) to the appropriate Agent or Lenders for application in accordance with Section 2.11(g) and Section 2.11(i) hereof all amounts then on deposit in the Canadian Blocked Account which Canadian Administrative Agent shall have determined constitute "collected funds" in accordance with the policies of Canadian Administrative Agent then in effect.

                  (e) VOLUNTARY PREPAYMENTS. Subject to Section 2.11(j) hereof, each of the Borrowers may, at their option, at any time and from time to time, prepay the Loans (other than B/A Loans) and the Reimbursement Obligations, in whole or in part, without premium or penalty except for breakage costs with respect to Eurodollar Loans as provided in Section 2.19 and the fees set forth in Section 2.13(e), in the event of a prepayment in full of the Revolving Loans and termination of the Revolving Commitments, upon giving, in the case of any Eurodollar Loan, five Business Days' prior written notice to the Administrative Agent, and, in the case of any ABR Loan or Canadian Prime Rate Loan, prior written notice on the same Business Day to the Administrative Agent (in the case of prepayment of US Loans) or Canadian Administrative Agent (in the case of a prepayment of Canadian Loans). Such notice shall specify (1) in the case of any prepayment of Loans, the date and amount of prepayment and whether the prepayment is (i) of US Revolving Credit Loans, Canadian Revolving Credit Loans, US Swingline Loans and (subject to the limitations on prepayment of the Term Loans set forth herein) the Term Loans, or a combination thereof and (ii) of Eurodollar Loans, ABR Loans or Canadian Prime Rate Loans, or a combination thereof, and, in each case if a combination thereof, the principal amount allocable to each; and ii) in the case of any prepayment of Reimbursement Obligations, the date and amount of prepayment, the identity of the applicable Letter of Credit or Letters of Credit and the amount allocable to each of such Reimbursement Obligations. Upon receipt of such notice, the Administrative Agent or Canadian Administrative Agent (as applicable) shall promptly notify each Lender of the contents thereof and of such Lender's Applicable Percentage of such prepayment. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with (if a Eurodollar Loan is prepaid other than at the end of the Interest Period applicable thereto) any amounts payable pursuant to Section 2.19. Each prepayment of US Revolving Credit Loans and Term Loans which are ABR Loans may be in any amount; each prepayment of Canadian Revolving Credit Loans which are ABR Loans shall be in a minimum principal amount of $100,000 and shall be in an integral multiple of $50,000, each prepayment of Canadian Prime Rate Loans shall be in the minimum principal amount of C$100,000 and in integral multiple of $50,000; each prepayment of Eurodollar Loans shall be in the minimum principal amount of $500,000 and in integral multiples of $100,000 or, in the case of any of ABR Loans, Eurodollar Loans, or Canadian Prime Rate Loans, the aggregate principal balance outstanding on such Loans.

                  (f) ORDER OF PAYMENTS PRIOR TO DEFAULT (US BORROWERS). Subject to Section 2.11(j) hereof, unless an Event of Default has occurred and is continuing, (1) any voluntary prepayments of the US Loans made pursuant to
Section 2.11(e) above shall be applied to the US Loans specified to be prepaid in the notice of prepayment delivered by the US Borrowers pursuant to Section 2.11(e), (2) any other payments by any of the US Borrowers (including, without limitation, any application of the proceeds of Collateral of the US Borrowers) in respect of the Lender Indebtedness, including, without limitation, amounts applied pursuant to Section 2.11(c), shall be applied to the Lender Indebtedness in the following order (i) first, to the payment in full of all costs, expenses and other charges (but not fees) of Administrative Agent then due and payable by Borrowers under the Financing Documents, (ii) second, to the payment in full of all costs, expenses and other charges (but not fees) of US Revolving Lenders payable by Borrowers under the Financing Agreements and all indemnities payable by Borrowers under the Financing Agreements then due to any US Revolving Lender,
(iii) third, to the payment in full of all fees payable by the Borrowers to the Administrative Agent in its capacity as such, (iv) fourth, to the payment in full of all interest then due and payable in respect of the US Swingline Loans,
(v) fifth, to the payment in full of all interest then due and payable in respect of the US Revolving Credit Loans, (vi) sixth, to the payment in full of all fees then due and payable to the US Revolving Lenders pursuant to Section 2.13(a) hereof, (vii) seventh, to the payment in full of all principal then due and payable under Section 2.11(a) above (for application first to the US Swingline Loans to the extent necessary to pay the US Swingline Loans in full, and then to the Revolving Loans), (viii) eighth, to the payment of any interest then due and payable in respect of the Term Loans, (ix) ninth, to the payment of principal of the US Swingline Loans, (x) tenth, to the payment of principal of the US Revolving Credit Loans, (xi) eleventh, to any other Lender Indebtedness to the extent then due and payable, and (xii) twelfth, after giving effect to the payment in full of all amounts due and payable pursuant to clauses (i) through (xiii) preceding, to the US Borrowers by depositing the net amount thereof in the Disbursement Account for the US Borrowers.

                  (g) ORDER OF PAYMENTS PRIOR TO DEFAULT (CANADIAN BORROWERS). Unless an Event of Default has occurred and is continuing, (1) any voluntary prepayments of the Canadian Loans made pursuant to Section 2.11(e) above shall be applied to the Canadian Loans specified to be prepaid in the notice of prepayment delivered by the Canadian Borrowers pursuant to Section 2.11(e), (2) any other payments by any of the Canadian Borrowers (including, without limitation, any application of the proceeds of Collateral of the Canadian Borrowers) in respect of the Canadian Lender Indebtedness, including, without limitation, amounts applied pursuant to Section 2.11(d), shall be applied to the Canadian Lender Indebtedness in the following order (i) first, to the payment in full of all costs, expenses and other charges (but not fees) of the Canadian Administrative Agent then due and payable by Canadian Borrowers under the Financing Documents, (ii) second, to the payment in full of all costs, expenses and other charges (but not fees) of Canadian Lenders payable by Canadian Borrowers under the Financing Agreements and all indemnities payable by Canadian Borrowers under the Financing Agreements then due to any Lender, (iii) third, to the payment in full of all fees payable by the Canadian Borrowers to the Canadian Administrative Agent in its capacity as such, (iv) fourth, to the payment in full of all interest then due and payable in respect of the Canadian Revolving Credit Loans, (v) fifth, to the payment in full of all fees then due and payable to the Canadian Lenders pursuant to Section 2.13(b) hereof, (vi) sixth, to the payment in full of all principal then due and payable under
Section 2.11(b) above, (vii) seventh, to the re-payment of principal of the Canadian Revolving Credit Loans, (viii) eighth, to any other Canadian Lender Indebtedness to the extent then due and payable, and (ix) ninth, after giving effect to the payment in full of all amounts due and payable pursuant to clauses
(i) through (viii) preceding, to the Canadian Borrowers by depositing the net amount thereof in the Disbursement Account for the Canadian Borrowers.

                  (h) ORDER OF PAYMENTS DURING DEFAULT (US BORROWERS). During the existence of any Event of Default, any payments in respect of the Lender Indebtedness by or for the account of any of the

 US Borrowers or in respect of any of the proceeds of Collateral of the US Borrowers, including, without limitation, amounts applied pursuant to Section 2.11(c), shall be applied to the Lender Indebtedness (1) first, to the payment in full of all costs, expenses and other charges (but not fees) of Administrative Agent or Canadian Administrative Agent incurred in connection with the collection and enforcement of the Lender Indebtedness and for the protection, preservation or sale, disposition or other realization upon the Collateral, including all expenses, liabilities and advances incurred or made by or on behalf of Administrative Agent or Canadian Administrative Agent in their capacity as such, including attorneys' fees and legal expenses, (2) then to the remaining Lender Indebtedness (including to establish L/C Cover for all outstanding Letters of Credit) in such order as Administrative Agent shall determine in its sole discretion, but expressly excluding any portion of the Term Loans (including principal and accrued interest thereon) or other amounts owing to Term Lenders in their capacity as such, including, without limitation, expenses, fees, indemnity obligations and other amounts owing to the Term Lenders, provided, that, any Lender Indebtedness consisting of amounts owed by any Credit Party in respect of any Swap Agreement or Cash Management Agreement that are in excess of the Swap Reserves and Cash Management Reserves, respectively, (set forth in the most recent US Borrowing Base Report (or Availability Reserves established with respect to such liabilities) shall only be paid after payment in full of all other Lender Indebtedness to be paid pursuant to the clause (2), and (3) third, after giving effect to the payment in full of all amounts required pursuant to clauses (1) and (2) preceding, to the repayment of the Term Loans (including principal and accrued interest thereon) and other amounts owing to Term Lenders in their capacity as such, including, without limitation, expenses, fees, indemnity obligations and other amounts owing to the Term Lenders.

                  (i) ORDER OF PAYMENT DURING DEFAULT (CANADIAN BORROWERS). During the existence of any Event of Default, any payments in respect of the Lender Indebtedness by or for the account of any of the Canadian Borrowers or in respect of any of the proceeds of Collateral of the Canadian Borrowers, including, without limitation, amounts applied pursuant to Section 2.11(d) shall be applied to the Canadian Lender Indebtedness (1) first, to the payment in full of all costs, expenses and other charges (but not fees) of the Canadian Administrative Agent incurred in connection with the collection and enforcement of the Canadian Lender Indebtedness and for the protection, preservation or sale, disposition or other realization upon the Collateral provided by Canadian Borrowers, including all expenses, liabilities and advances incurred or made by or on behalf of Canadian Administrative Agent in its capacity as such, including attorneys' fees and legal expenses, and (2) then to the remaining Canadian Lender Indebtedness (including to establish L/C Cover for all outstanding Canadian Letters of Credit) in such order as Canadian Administrative Agent shall determine in its sole discretion provided, that, any Canadian Lender Indebtedness consisting of amounts owed by any Credit Party in respect of any Swap Agreement or Cash Management Agreement that are in excess of the Swap Reserves and Cash Management Reserves, respectively, (set forth in the most recent Canadian Borrowing Base Report (or Availability Reserves established with respect to such liabilities) shall only be paid in full after payment in full of all other Canadian Lender Indebtedness to be paid pursuant to this clause (2).

                  (j) RESTRICTIONS ON PAYMENT OF TERM LOANS. Except as expressly provided in this clause (j) no payment of the Term Loans and no other payment to the Term Lenders in their capacity as such, including, without limitation, any payment of expenses, fees, indemnity obligations and other amounts owing to the Term Lenders, shall be made at any time that any other Lender Indebtedness is outstanding hereunder or any Revolving Commitment remains in effect. Notwithstanding the foregoing, so long as no Default has occurred which is continuing, US Borrowers shall be permitted to (1) pay regularly scheduled payments of interest on the Term Loans when due, and (2) prepay the Term Loans in whole or in part; provided, that no prepayment of Term Loans shall be permitted pursuant to this clause (2) (i) unless US Borrowers shall have provided each Agent and Lender with written notice of their intention to make such prepayment not less than 10 Business Days prior to the effective date of such prepayment setting forth the amount to be prepaid and the scheduled date for prepayment (which shall not be accelerated), (ii) unless US Excess Availability has been equal to or greater than $40,000,000 for each day during the thirty (30) day period prior to the date of such prepayment assuming that such repayment occurred on the first day of such period, and (iii) unless US Excess Availability will be equal to or greater than $40,000,000 after giving effect to such prepayment. In the event any Term Lender shall receive any payment or prepayment of any type which it is prohibited from receiving pursuant to this Section 2.11(j), it shall hold such payment in trust and promptly (and in all events within one Business Days following demand by Administrative Agent therefore) deliver the same over to Administrative Agent for application to the Lender Indebtedness in the order provided by this Section 2.11.

         Section 2.12 CONTINUATION AND CONVERSION OPTIONS.

                  (a) CONTINUATION. The Borrowers may elect to continue all or any part of any Borrowing of Eurodollar Loans beyond the expiration of the then current Interest Period relating thereto by giving Advance Notice (which shall be irrevocable to the Administrative Agent or Canadian Administrative Agent) (with a simultaneous copy to Administrative Agent) (as applicable) of such election, specifying the Eurodollar Loans or portion thereof to be continued and the Interest Period therefor. In the absence of such a timely and proper election with regard to Eurodollar Loans, the Borrowers shall be deemed to have elected to convert such Eurodollar Loans to ABR Loans pursuant to Section 2.12(d).

                  (b) AMOUNT OF CONTINUATIONS. All or part of any Eurodollar Loans may be continued as provided herein, provided that any continuation of such Loans shall not be (as to each Borrowing of such Loans as continued for an applicable Interest Period) less than $500,000 for each Lender and shall be in an integral multiple of $100,000.

                  (c) CONTINUATION OR CONVERSION UPON DEFAULT. If no Default shall have occurred and be continuing, each Eurodollar Loan may be continued or converted as provided in this Section. If a Default shall have occurred and be continuing, the Borrowers shall not have the option to elect to continue any such Eurodollar Loan pursuant to Section 2.12(a) or to convert ABR Loans to Eurodollar Loans pursuant to Section 2.12(e).

                  (d) CONVERSION TO ABR. The Borrowers may elect to convert any Eurodollar Loan on the last day of the then current Interest Period relating thereto to an ABR Loan by giving Advance Notice to the Administrative Agent of such election.

                  (e) CONVERSION TO EURODOLLAR RATE. The Borrowers may elect to convert any ABR Loan at any time or from time to time to a Eurodollar Loan by giving Advance Notice (which shall be irrevocable to the Administrative Agent of such election, specifying each Interest Period therefor.

                  (f) AMOUNTS OF CONVERSIONS. All or any part of the outstanding Loans may be converted as provided herein, provided that any conversion of such Loans to a Eurodollar Loan shall result in a Borrowing of Eurodollar Loans in an amount not less than $500,000 for each Lender and in an integral multiple of $100,000.

                  (g) ROLLOVER OF B/A LOANS. With respect to each B/A Borrowing, at or before 12:00 p.m. (noon), Toronto time, three Business Days before the maturity date of such B/As, the Canadian Borrowers shall notify in writing the Canadian Administrative Agent, if the Canadian Borrowers intend to issue B/As on such maturity date to provide for the payment of such maturing B/As. If the Canadian Borrowers fail to notify the Canadian Administrative Agent of their intention to issue B/As on such maturity the Canadian Borrowers shall provide payment to the Canadian Administrative Agent for the account of the Canadian Lenders of an amount equal to the aggregate face amount of such B/As on the maturity date of such B/As. If the Canadian Borrowers fail to make such payment, such maturing B/As shall be deemed to have been converted on their maturity date into a Canadian Prime Rate Loan in an aggregate principal amount equal to the aggregate face amounts of such B/As and the Canadian Borrowers shall on demand jointly and severally pay any losses, costs or penalties that may have been incurred by the Canadian Administrative Agent or any Canadian Lender due to the failure of the Canadian Borrowers to make such payment. No B/A may be rolled over when any Default has occurred and is continuing and the Canadian Administrative Agent has or the Canadian Lenders have determined in its or their sole discretion that such conversion is not appropriate.

                  (h) CONVERSION INTO B/A LOANS. Subject to the provisions of this Agreement, the Canadian Borrowers may, prior to the Maturity Date, effective on any Business Day, convert in whole or part, Canadian Prime Rate Loans into B/As or vice versa (but only on the last day of a Contract Period in the case of conversions of B/As) upon giving to the Canadian Administrative Agent Advance Notice, provided that: (1) no Canadian Prime Rate Loan may be converted into a B/A when any Default has occurred and is continuing and the Canadian Administrative Agent has or the Canadian Lenders have determined in its or their sole reasonable discretion that such conversion is not appropriate; and (2) each conversion pursuant to this paragraph shall be not be less than C$500,000 and shall in an integral multiple of C$100,000. In the case of conversions of Canadian Prime Rate Loans into B/As, the Canadian Borrowers shall jointly and severally pay to the Administrative Agent, for the account of the Canadian Lender accepting such B/A, on the date of such conversion an amount equal to (A) the difference between the principal amount of the converted Canadian Prime Rate Loan less the Discount Proceeds plus (B) the Acceptance Fee to which such Canadian Lender is entitled upon acceptance of such B/A. If the Canadian Borrowers shall not have delivered a Borrowing Request in accordance with this Section 2.12(h) prior to the maturity date then in effect for any B/A Borrowing requesting that such Borrowing be refinanced with another B/A Borrowing or converted to a Canadian Prime Borrowing, then the Canadian Borrowers shall (unless the Canadian Borrowers have notified the Administrative Agent, before 11:00 a.m., Toronto time, not less than one Business Day prior to such maturity date, that such Borrowing is to be repaid on such maturity date) be deemed to have delivered a Borrowing Request requesting that such Borrowing be refinanced with a new Borrowing of the same amount, and such new Borrowing shall be a Canadian Prime Borrowing.

         Section 2.13 FEES.

                  (a) US REVOLVING CREDIT COMMITMENTS. The US Borrowers shall jointly and severally pay to the Administrative Agent for the account of and distribution to each US Revolving Lender in accordance with its US Revolving Credit Percentage a commitment fee for the period commencing on the Closing Date, to and including the Maturity Date (or such earlier date as the US Revolving Credit Commitments shall have been terminated entirely) computed at a rate per annum equal to the Applicable Commitment Fee Percentage on the average daily excess amount of the US Revolving Credit Commitments over the US Revolving Credit Exposure. The commitment fees on the US Revolving Credit Commitments earned from and after the Closing Date shall be payable in arrears on the Quarterly Date, commencing on July 1, 2002.

                  (b) CANADIAN REVOLVING CREDIT COMMITMENTS. The Canadian Borrowers shall jointly and severally pay to the Canadian Administrative Agent for the account of and distribution to each Canadian Lender in accordance with its Canadian Revolving Credit Percentage a commitment fee for the period commencing on the Closing Date, to and including the Maturity Date (or such earlier date as the Canadian Revolving Credit Commitments shall have been terminated entirely) computed at a rate per annum equal to the Applicable Commitment Fee Percentage on the average daily excess amount of the Canadian Revolving Credit Commitments over the Canadian Revolving Credit Exposure. The commitment fees on the Canadian Revolving Credit Commitments earned from and after the Closing Date shall be payable in arrears on the Quarterly Date, commencing on July 1, 2002.

                  (c) US LETTERS OF CREDIT.


                           (1) As consideration for acting as the Issuing Bank with respect to any US Letter of Credit, the US Borrowers will jointly and severally pay to the applicable Issuing Bank a fee computed at a rate per annum equal to 0.25% on the daily average amount available for drawing on the applicable Letter of Credit, payable in arrears on the last Business Day of each calendar month. The US Borrowers shall jointly and severally pay to the applicable Issuing Bank, with respect to any issuance, amendment, transfer, or cancellation prior to expiration of any US Letter of Credit and for each drawing made thereunder, documentary and processing charges in accordance with such Issuing Bank's standard schedule for such charges in effect at the time of, and payable at the time of, such issuance, amendment, transfer, cancellation or drawing, as the case may be. All fees payable pursuant to this Section 2.13(c)(1) shall be retained by the applicable Issuing Bank.

                           (2) The US Borrowers will jointly and severally pay to the Administrative Agent for the account of and pro rata distribution to each US Revolving Lender a fee on the daily average amount available for drawings under each US Letter of Credit, in each case for the period from and including the date of issuance of such US Letter of Credit to and excluding the date of expiration or termination thereof computed at a per annum rate for each day equal to the Applicable Margin for US Revolving Credit Loans that are Eurodollar Loans in effect on such day. Such fees shall be payable in arrears on the first day of each month.

                  (d) CANADIAN LETTERS OF CREDIT.

                           (1) As consideration for acting as the Issuing Bank with respect to any Canadian Letter of Credit, the Canadian Borrowers will pay to the applicable Issuing Bank a fee computed at a rate per annum equal to 0.25% on the daily average amount available for drawing on the applicable Letter of Credit, payable in arrears on the last Business Day of each calendar month. The Canadian Borrowers shall jointly and severally pay to the applicable Issuing Bank, with respect to any issuance, amendment, transfer, or cancellation prior to expiration of any Canadian Letter of Credit and for each drawing made thereunder, documentary and processing charges in accordance with such Issuing Bank's standard schedule for such charges in effect at the time of, and payable at the time of, such issuance, amendment, transfer, cancellation or drawing, as the case may be. All fees payable pursuant to this Section 2.13(d)(1) shall be retained by the applicable Issuing Bank.

                           (2) The Canadian Borrowers will jointly and severally pay to the Canadian Administrative Agent for the account of and pro rata distribution to each Canadian Lender a fee on the daily average amount available for drawings under each Canadian Letter of Credit, in each case for the period from and including the date of issuance of such Canadian Letter of Credit to and excluding the date of expiration or termination thereof computed at a per annum rate for each day equal to the Applicable Margin for Canadian Revolving Credit Loans that are Eurodollar Loans in effect on such day. Such fees shall be payable in arrears on the first day of each month.


                  (e) TERMINATION FEE. In the event all Revolving Commitments are terminated in their entirety on or before March 28, 2004 (including, without limitation, a termination pursuant to Article 8 hereof), (1) the Canadian Borrowers shall pay to Canadian Administrative Agent for distribution to the Canadian Lenders in accordance with their respective Applicable Percentages, a termination fee in the amount of $275,000, and (2) the US Borrowers shall pay to the Administrative Agent for distribution to the US Revolving Lenders in accordance with their respective Applicable Percentages a termination fee in the amount of $475,000. The termination fees provided for herein shall be due and payable on the effective date of such termination.

                  (f) FEE LETTERS. The US Borrowers shall jointly and severally pay to the Administrative Agent such fees as are set forth in the Fee Letter, as the same has been or may be hereafter amended or supplemented, on the dates and in the manner specified therein, and the Canadian Borrower shall jointly and severally pay to the Canadian Administrative Agent such fees as are set forth in the Canadian Fee Letter as the same has been or may hereafter be amended or supplemented, on the dates and in the manner set forth therein.

         Section 2.14 PAYMENTS, ETC.

                  (a) WITHOUT SETOFF, ETC. Except as otherwise specifically provided herein, all payments under this Agreement shall be made to the Administrative Agent (if such payment is made on or in respect of US Loans or US Commitments) or to Canadian Administrative Agent (if such payment is made on or in respect of Canadian Loans or Canadian Commitments) for the account of the appropriate Lenders without defense, set-off or counterclaim not later than 11:00 a.m. New York, New York time on the date when due and shall be made in Dollars (unless such payment is a payment of principal or interest on C$ Denominated Loans or Reimbursement Obligations with respect to Canadian Letters of Credit denominated in C$, in which case such payments shall be in C$) in immediately available funds at the Payment Office of the appropriate Agent. The Administrative Agent or the Canadian Administrative Agent will promptly thereafter distribute funds in the form received relating to the payment of principal or interest or commitment fees ratably to the appropriate Lenders for the account of their respective Lending Offices, and funds in the form received relating to the payment of any other amount payable to any Lender to such Lender for the account of its applicable Lending Office.

                  (b) NON-BUSINESS DAYS. Whenever any payment to be made hereunder or under any Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day (except as otherwise provided in Section 2.7 hereof) and, with respect to payments of principal, interest thereon shall be payable at the applicable rate during such extension.

                  (c) COMPUTATIONS. All computations of interest shall be made on the basis of a year of 360 days (unless such calculation would result in a usurious rate, in which case interest shall be calculated on the basis of a year of 365 or 366 days, as the case may be) for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable. Each determination by the Administrative Agent or Canadian Administrative Agent of an interest rate or fee hereunder shall, except for manifest error, be final, conclusive and binding for all purposes, provided that such determination shall be made in good faith in a manner generally consistent with the Administrative Agent's or the Canadian Administrative Agent's standard practice. If the Administrative Agent or Canadian Administrative Agent and the Borrowers determine that manifest error exists, said parties shall correct such error by way of an adjustment to the next payment due hereunder. For the purposes of the Interest Act (Canada) and disclosure thereunder, whenever any interest or any fee to be paid hereunder or in connection herewith is to be calculated on the basis of any period of time that is less than a calendar year, the yearly rate of interest to which the rate used in such calculation is equivalent is the rate so used multiplied by the actual number of days in the calendar year in which the same is to be ascertained and divided by 360. The rates of interest under this Agreement are nominal rates, and not effective rates or yields. The principle of deemed reinvestment of interest does not apply to any interest calculation under this Agreement.

         Section 2.15 INTEREST RATE NOT ASCERTAINABLE, ETC. In the event that the Administrative Agent shall have determined (which determination shall be reasonably exercised and shall, absent manifest error, be final, conclusive and binding upon all parties) that on any date for determining the Eurodollar Rate for any Interest Period, by reason of any changes arising after the date of this Agreement affecting the interbank Eurodollar market, or any Lender's position in such market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Eurodollar Rate, then, and in any such event, the Administrative Agent shall forthwith give notice (by telephone confirmed in writing) to the Borrowers and to the Lenders of such determination. Until the Administrative Agent notifies the Borrowers that the circumstances giving rise to the suspension described herein no longer exist, the obligations of the Lenders to make Eurodollar Loans shall be immediately suspended; any Borrowing of Eurodollar Loans that is requested (by continuation, conversion or otherwise) shall instead be made as a Borrowing of ABR Loans, and any outstanding Eurodollar Loan shall be converted, on the last day of the then current Interest Period applicable thereto, to a ABR Loan.

         Section 2.16 ILLEGALITY.

                  (a) DETERMINATIONS OF ILLEGALITY OF EURODOLLAR LOAN. In the event that any Lender shall have determined (which determination shall be reasonably exercised and shall, absent manifest error, be final, conclusive and binding upon all parties) at any time that the making or continuance of any Eurodollar Loan has become unlawful as a result of compliance by such Lender in good faith with any applicable law, governmental rule, regulation, guideline or order (whether or not having the force of law and whether or not failure to comply therewith would be unlawful), then, in any such event, the Lender shall give prompt notice (by telephone confirmed in writing) to the Borrowers and to the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to the other Lenders).

                  (b) EURODOLLAR LOANS SUSPENDED. Upon the giving of the notice to the Borrowers referred to in Section 2.16(a) above, (1) the Borrowers' right to request (by continuation, conversion or otherwise) and such Lender's obligation to make Eurodollar Loans shall be immediately suspended, and thereafter, any requested Borrowing of Eurodollar Loans shall, as to such Lender only, be deemed to be a request for a ABR Loan, and (2) if the affected Eurodollar Loan or Loans are then outstanding, the Borrowers shall immediately, or if permitted by applicable law, no later than the date permitted thereby, upon at least one Business Day's written notice to the Administrative Agent and the affected Lender, convert each such Eurodollar Loan into a ABR Loan, provided that if more than one Lender is affected at any time, then all affected Lenders must be treated the same pursuant to this subsection.

                  (c) DETERMINATIONS OF ILLEGALITY OF DOLLAR DENOMINATED LOANS. In the event that any Canadian Lender shall have determined (which determination shall be reasonably exercised and shall, absent manifest error, be final, conclusive and binding upon all parties) at any time that the making or continuance of any Dollar Denominated Loan has become unlawful as a result of compliance by such Canadian Lender in good faith with any applicable law, governmental rule, regulation, guideline or order (whether or not having the force of law and whether or not failure to comply therewith would be unlawful), then, in any such event, the Canadian Lender shall give prompt notice (by telephone confirmed in writing) to the Canadian Borrowers and to the Canadian Administrative Agent of such determination (which notice the Canadian Administrative Agent shall promptly transmit to the other Canadian Lenders).

                  (d) DOLLAR DENOMINATED LOAN SUSPENDED. Upon the giving of the notice to the Canadian Borrowers referred to in Section 2.16(c) above, (1) the Canadian Borrowers' right to request (by continuation, conversion or otherwise) and such Canadian Lender's obligation to make Dollar Denominated Loans shall be immediately suspended, and thereafter, any requested Borrowing of Dollar Denominated Loans shall, as to such Canadian Lender only, be deemed to be a request for a Canadian Revolving Credit Loan, and (2) if the affected Dollar Denominated Loan or Loans are then outstanding, the Canadian Borrowers shall immediately, or if permitted by applicable law, no later than the date permitted thereby, upon at least one Business Day's written notice to the Canadian Administrative Agent and the affected Canadian Lender, convert each such Dollar Denominated Loan which is a Eurodollar Loan into a B/A Loan and convert each such Dollar Denominated Loan which is a ABR Loan into a Canadian Prime Rate Loan, provided that if more than one Lender is affected at any time, then all affected Lenders must be treated the same pursuant to this subsection.

         Section 2.17 INCREASED COSTS.

                  (a) EURODOLLAR REGULATIONS, ETC. If, by reason of (x) the introduction of or any change after the date hereof (including, but not limited to, any change by way of imposition or increase of reserve requirements) in or in the interpretation of any law or regulation, or (y) the compliance with any guideline or request issued after the date hereof by any central bank or other governmental authority or quasi-governmental authority exercising control over banks or financial institutions generally (whether or not having the force of law):

                           (1) any Lender (or its applicable Lending Office) shall be subject to any tax, duty or other charge with respect to its Eurodollar Loans or its obligation to make Eurodollar Loans, or shall change the basis of taxation of payments to any Lender of the principal of or interest on its Eurodollar Loans or its obligation to make Eurodollar Loans (except for changes in the rate of tax on the overall net income or gross receipts of such Lender or its applicable Lending Office imposed by the jurisdiction in which such Lender's principal executive office or applicable Lending Office is located); or

                           (2) any reserve (including, but not limited to, any imposed by the Board of Governors of the Federal Reserve System, but excluding any such reserve requirement that is reflected in the Eurodollar Rate), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or its applicable Lending Office shall be imposed or deemed applicable or any other condition affecting its Eurodollar Loans or its obligations to make Eurodollar Loans shall be imposed on any Lender or its applicable Lending Office or the interbank Eurodollar market or the secondary certificate of deposit market;

and as a result thereof there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining Eurodollar Loans (except to the extent already included in the determination of the applicable Eurodollar
Rate) or there shall be a reduction in the amount received or receivable by such Lender or its applicable Lending Office, then the applicable Borrowers shall from time to time, upon written notice from and demand by such Lender (with a copy of such notice and demand to the Administrative Agent), pay to such Lender on demand additional amounts determined by such Lender in a reasonable manner to be sufficient to indemnify such Lender against such increased cost; provided that, the Borrowers shall not be required to compensate any Lender pursuant to this Section 2.17(a) for any amounts incurred more than six months prior to the date that such Lender notifies such Borrowers of such Lender's intention to claim compensation therefor; and provided further that (A) if the circumstances giving rise to such claim have a retroactive effect, then such six-month period shall be extended to include the period of such retroactive effect, and (B) the limitation set forth in this proviso shall not apply to amounts already included in the determination of the applicable Eurodollar Rate. A certificate as to the amount of such increased cost and the calculation thereof, submitted to the Borrowers and the Administrative Agent by such Lender, shall, except for manifest error, be final, conclusive and binding for all purposes.

                  (b) COSTS. If any Lender shall advise the Administrative Agent or Canadian Administrative Agent that at any time, because of the circumstances described in clauses (x) or (y) in Section 2.17(a) or any other circumstances affecting such Lender or the interbank Eurodollar market or such Lender's position in such market, the Eurodollar Rate, as determined in good faith by the Administrative Agent or Canadian Administrative Agent, will not adequately and fairly reflect the cost to such Lender of funding its Eurodollar Loans, then, and in any such event:





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                           (1) the Administrative Agent or Canadian
         Administrative Agent shall forthwith give notice (by telephone confirmed in writing) to the Borrowers and to the Lenders of such advice;

                           (2) the Borrowers' right to request a Borrowing of Eurodollar Loans from such Lender and such Lender's obligation to make Eurodollar Loans shall be immediately suspended, any such Borrowing of Eurodollar Loans that is requested (by continuation, conversion or otherwise) shall, as to such Lender only, be deemed to be a request for a ABR Loan, and any such outstanding Eurodollar Loan from such Lender shall be converted, on the last day of the then current Interest Period applicable thereto, to a ABR Loan.

                  (c) CAPITAL ADEQUACY. If by reason of (1) the introduction of or any change after the date hereof (including, but not limited to, any change by way of imposition or increase of reserve requirements) in or in the interpretation of any law or regulation, or (2) the compliance with any guideline or request issued by any central bank or other governmental authority or quasi-governmental authority exercising control over banks or financial institutions generally (whether or not having the force of law), affects or would affect the amount of capital required to be maintained by any Lender or any corporation controlling such Lender, and the amount of such capital is increased by or based upon the existence of such Lender's Loans or such Lender's commitment to lend hereunder and other commitments of this type or of the Letters of Credit (or similar contingent obligations), then, upon written request therefor by such Lender (with a copy of such request to the Administrative Agent), the applicable Borrowers shall pay to such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender for the increased cost of such additional capital in light of such circumstances, to the extent that such Lender reasonably determines such increase in capital to be allocable to the existence of such Lender's Loans or such Lender's commitment to lend hereunder or to the issuance or maintenance of the Letters of Credit and such Lender is generally charging such costs to other similarly situated borrowers under similar credit facilities; provided that, the Borrowers shall not be required to compensate any Lender pursuant to this Section 2.17(c) for any amounts incurred more than six months prior to the date that such Lender notifies such Borrowers of such Lender's intention to claim compensation therefor; and provided further that, if the circumstances giving rise to such claim have a retroactive effect, then such six-month period shall be extended to include the period of such retroactive effect. A certificate as to such amounts and the calculation thereof, submitted to the Borrowers and the Administrative Agent by such Lender, shall be conclusive and binding for all purposes, absent manifest error.

                  (d) ISSUING BANK. The rights and benefits of the Lenders under this Section 2.17 shall also apply to any Issuing Bank in its capacity as such.

         Section 2.18 CHANGE OF LENDING OFFICE. Each Lender agrees that it will use reasonable efforts to designate an alternate Lending Office with respect to any of its Eurodollar Loans affected by the matters or circumstances described in Section 2.15, Section 2.16 or Section 2.17 to reduce the liability of the Borrowers or avoid the results provided thereunder, so long as such designation is not disadvantageous to such Lender as determined by such Lender in its sole discretion; provided that such Lender shall have no obligation to so designate an alternate Lending Office located in the United States.

         Section 2.19 FUNDING LOSSES. Each of the Borrowers shall compensate each Lender, upon its written request (which request shall set forth the basis for requesting such amounts and shall, absent manifest error, be final, conclusive and binding upon all of the parties hereto), for all losses, expenses and liabilities (including, but not limited to, any interest paid by such Lender to lenders of funds borrowed by it to make or carry its Eurodollar Loans or B/A Loans to such Borrowers to the extent not recovered by the Lender in connection with the re-employment of such funds) ("losses"), which the Lender may sustain:
(a) if for any reason (other than a default by such Lender) a Borrowing of Eurodollar Loans or





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B/A Loans does not occur on the date specified therefor in a Borrowing Request
(whether or not withdrawn), including, but not limited to a failure by the applicable Borrowers to fulfill on the date of any Borrowing of Eurodollar Loans or B/A Loans the conditions set forth in Article 3, or to convert, continue any Eurodollar Loan or B/A Loan hereunder after irrevocable notice of such conversion or continuation has been given pursuant to Section 2.12; (b) if any payment, prepayment or conversion of any of its Eurodollar Loans or B/A Loans required or permitted by any other provision of this Agreement or otherwise, or any assignment of a Eurodollar Loan or B/A Loan pursuant to Section 2.23, in each case is made or deemed made on a date which is not the last day of the Interest Period applicable thereto; or (c) if, for any reason, either of the Borrowers defaults in their obligation to repay its Eurodollar Loans or B/A Loans or roll over or interest accrued thereon as and when due and payable (at the due date thereof, whether at scheduled maturity, by acceleration, irrevocable notice of prepayment or otherwise). Notwithstanding the foregoing, the Canadian Borrowers shall not be required to compensate any US Lender in respect of losses arising with respect to US Loans.

         Section 2.20 SHARING OF PAYMENTS, ETC.

                  (a) (i) If any US Revolving Lender shall obtain any payment or reduction (including, but not limited to, any amounts received as adequate protection of a deposit treated as cash collateral under the Bankruptcy Code) of any obligations of the US Borrowers hereunder (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its ratable share of payments or reductions on account of such obligations obtained by all the US Revolving Lenders, such US Revolving Lender shall forthwith (1) notify each of the other US Revolving Lenders and the Administrative Agent of such receipt, and (2) purchase from the other US Revolving Lenders such participations in the affected obligations as shall be necessary to cause such purchasing US Revolving Lender to share the excess payment or reduction, net of costs incurred in connection therewith, ratably with each of them, provided that if all or any portion of such excess payment or reduction is thereafter recovered from such purchasing US Revolving Lender or additional costs are incurred, the purchase shall be rescinded and the purchase price restored to the extent of such recovery or such additional costs, but without interest. The US Borrowers agree that any US Revolving Lender so purchasing a participation from another US Revolving Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such US Revolving Lender were the direct creditor of the US Borrowers in the amount of such participation.

                      (ii) If any Term Lender shall obtain any payment or reduction (including, but not limited to, any amounts received as adequate protection of a deposit treated as cash collateral under the Bankruptcy Code) of any obligations of the US Borrowers hereunder (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its ratable share of payments or reductions on account of such obligations obtained by all the Term Lenders, such Term Lender shall forthwith (1) notify each of the other Term Lenders and the Administrative Agent of such receipt, and (2) purchase from the other Term Lenders such participations in the affected obligations as shall be necessary to cause such purchasing Term Lender to share the excess payment or reduction, net of costs incurred in connection therewith, ratably with each of them, provided that if all or any portion of such excess payment or reduction is thereafter recovered from such purchasing Term Lender or additional costs are incurred, the purchase shall be rescinded and the purchase price restored to the extent of such recovery or such additional costs, but without interest. The US Borrowers agree that any Term Lender so purchasing a participation from another Term Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Term Lender were the direct creditor of the US Borrowers in the amount of such participation.



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                  (b) If any Canadian Lender shall obtain any payment or
reduction of any obligation of the Canadian Borrowers hereunder (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its ratable share of payments or reductions on account of such obligations obtained by all the Canadian Lenders, such Canadian Lender shall forthwith (1) notify each of the other Canadian Lenders and the Canadian Administrative Agent of such receipt, and (2) purchase from the other Canadian Lenders such Participations in the affected obligations as shall be necessary to cause such purchasing Canadian Lender to share the excess payment or reduction, net of costs incurred in connection therewith, ratably with each of them, provided that if all or any portion of such excess payment or reduction is thereafter recovered from such purchasing Canadian Lender or additional costs are incurred, the purchase shall be rescinded and the purchase price restored to the extent of such recovery or such additional costs, but without interest. The Canadian Borrowers agree that any Canadian Lender so purchasing a participation from another Canadian Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Canadian Lender were the direct creditor of the Canadian Borrowers in the amount of such participation.

         Section 2.21 TAXES.

                  (a) PAYMENTS FREE AND CLEAR. Any and all payments by or on account of any obligation of any of the Borrowers hereunder shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if any of the Borrowers shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (1) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.21) the Administrative Agent, the Canadian Administrative Agent, Lender or Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (2) the applicable Borrowers shall make such deductions, and (3) such Borrowers shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

                  (b) OTHER TAXES. In addition, the applicable Borrowers shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

                  (c) INDEMNIFICATION. Each of the Borrowers shall indemnify the Administrative Agent, the Canadian Administrative Agent, each Lender and each Issuing Bank, upon written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent, the Canadian Administrative Agent, such Lender or such Issuing Bank, as the case may be, on or with respect to any payment by or on account of any obligation of such Borrowers hereunder (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 2.21) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the applicable Borrowers by US Revolving Lender or an Issuing Bank, or by the Administrative Agent or the Canadian Administrative Agent, as applicable, on its own behalf or on behalf of US Revolving Lender or an Issuing Bank, shall be conclusive absent manifest error. Notwithstanding the foregoing, the Canadian Borrowers shall not be required to indemnify any US Lender in respect of any Indemnified Taxes or Other Taxes arising with respect to US Loans.

                  (d) RECEIPTS. As soon as practicable after any payment of Indemnified Taxes or Other Taxes by any of the Borrowers to a Governmental Authority, such Borrowers shall deliver to the Administrative Agent or the Canadian Administrative Agent, as applicable, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return





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reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

                  (e) SURVIVAL. Without prejudice to the survival of any other agreement contained herein, the agreements and obligations contained in this
Section 2.21 shall survive the payment in full of principal and interest hereunder.

                  (f) LENDER REPRESENTATIONS AND AGREEMENTS. Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which any Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the US Borrowers (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the US Borrowers as will permit such payments to be made without withholding or at a reduced rate.

                  (g) Refunds. If any Borrower pays any additional amount under this Section 2.21 to a Lender and such Lender determines in its sole discretion that it has actually received or realized in connection therewith any refund or any reduction of, or credit against, its Tax liabilities in or with respect to the taxable year in which the additional amount is paid (a "TAX BENEFIT"), such Lender shall pay to such Borrower an amount that the Lender shall, in its sole discretion, determine is equal to the net benefit, after tax, which was obtained by the Lender in such year as a consequence of such Tax Benefit; provided, however, that (i) any Lender may determine, in its sole discretion consistent with the policies of such Lender, whether to seek a Tax Benefit; (ii) any Taxes that are imposed on a Lender as a result of a disallowance or reduction (including through the expiration of any tax credit carryover or carryback of such Lender that otherwise would not have expired) of any Tax Benefit with respect to which such Lender has made a payment to such Borrower pursuant to this Section 2.21 shall be treated as a tax for which such Borrower is obligated to indemnify such Lender pursuant to this Section 2.21 without any exclusions or defenses; and (iii) nothing in this Section 2.21(g) shall require the Lender to disclose any confidential information to any Borrower (including, without limitation, its tax returns).

         Section 2.22 PRO RATA TREATMENT. Subject to Section 2.4(b) each Borrowing of US Revolving Credit Loans shall be made, each payment on account of any commitment fee in respect of the US Revolving Credit Commitments hereunder shall be allocated by the Administrative Agent, and any reduction of the US Revolving Credit Commitments of the US Revolving Lenders shall be allocated by the Administrative Agent, pro rata according to the relevant US Revolving Credit Percentages of the US Revolving Lenders. Subject to Section 2.4(b), each payment (including each prepayment) on account of principal of and interest on any US Revolving Credit Loans shall be allocated by the Administrative Agent pro rata according to the respective outstanding principal amounts of such US Revolving Credit Loans then held by the US Revolving Lenders. Subject to Section 2.4(b), each payment (including each prepayment) on account of principal of and interest on any Term Loans shall be allocated by the Administrative Agent pro rata according to the respective outstanding principal amounts of such Term Loans then held by the Term Lenders. Subject to Section 2.4(b), each Borrowing of Canadian Revolving Credit Loans shall be made, each payment on account of any commitment fee in respect of the Canadian Revolving Credit Commitments hereunder shall be allocated by the Canadian Administrative Agent, and any reduction of the Canadian Revolving Credit Commitments of the Canadian Lenders shall be allocated by the Canadian Administrative Agent, pro rata according to the relevant Canadian Revolving Credit Percentages of the Canadian Lenders. Subject to Section 2.4(b), each payment (including each prepayment) on account of principal of and interest on any Canadian Revolving Credit Loans shall be allocated by the Canadian Administrative Agent pro rata according to the respective outstanding principal amounts of such Canadian Revolving Credit Loans then held by the Canadian Lenders.



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         Section 2.23 REPLACEMENT OF LENDERS. If any Lender does not make a
Eurodollar Loan pursuant to Section 2.16, seeks indemnification for increased costs pursuant to Section 2.17, fails to designate an alternate Lending Office pursuant to Section 2.18, or is owed or reasonably anticipates being owed additional amounts pursuant to Section 2.21, the Borrowers shall have the right, if no Default then exists, to replace such Lender with another bank or financial institution with the consent of the Administrative Agent and Canadian Administrative Agent, which consent shall not be unreasonably withheld, provided that (a) the obligations of the Borrowers owing hereunder or under any other Financing Document to the Lender being replaced (including such increased costs) that are not being assigned to the replacement lender shall be paid in full to the Lender being replaced concurrently with such replacement lender, (b) the replacement lender shall execute an Assignment and Acceptance pursuant to which it shall become a party hereto as provided in Section 10.7, and (c) upon compliance with the provisions for assignment provided in Section 10.7 and the payment of amounts referred to in clause (a), the replacement lender shall constitute a "Lender" hereunder and the Lender being so replaced shall no longer constitute a "Lender" hereunder.

         Section 2.24 ADVANCES OF REVOLVING CREDIT LOANS TO SATISFY LENDER INDEBTEDNESS. Each of the Borrowers and each Lender hereby agree with Administrative Agent, the Canadian Administrative Agent and each other Lender that, on each date on which any payment of interest, fees, principal or other amounts are due and owing hereunder or under any of the other Financing Documents, Administrative Agent or the Canadian Administrative Agent may, in its sole discretion, but without any obligation to do so and subject to all other terms of this Agreement (other than any request for delivery of a Borrowing Request hereunder) cause a Borrowing of (a) US Swingline Loans to the extent of the remaining US Swingline Availability, and thereafter such Borrowings shall be US Revolving Credit Loans which shall be ABR Loans or (b) Dollar Denominated Canadian Revolving Credit Loans which shall be ABR Loans to be made on such date in an amount sufficient to satisfy in full all such payments of interest, fees or other amounts which are then due hereunder, and, subject to Section 2.9(i) with respect to Canadian Lenders, Administrative Agent or Canadian Administrative Agent shall disburse the proceeds of such Borrowing to each other Agent and Lender to satisfy all such obligations and liabilities which are then due and Administrative Agent or Canadian Administrative Agent shall give Borrowers prompt notice of any such Advances. Notwithstanding the foregoing, neither Administrative Agent or Canadian Administrative Agent shall be permitted to cause a Borrowing of Canadian Revolving Credit Loans to satisfy any Lender Indebtedness which is not Canadian Lender Indebtedness.

         Section 2.25 JOINT AND SEVERAL LIABILITY OF US BORROWERS; RIGHTS OF CONTRIBUTION AMONG US BORROWERS.

                  (a) Each US Borrower states and acknowledges that: (1) pursuant to this Agreement, the US Borrowers desire to utilize their borrowing potential on a consolidated basis to the same extent possible if they were merged into a single corporate entity; (2) each US Borrower has determined that it will benefit specifically and materially from the advances of credit contemplated by this Agreement; (3) it is both a condition precedent to the obligations of the Administrative Agent, the Canadian Administrative Agent and Lenders hereunder and a desire of each US Borrower that each US Borrower execute and deliver to Lender this Agreement; and (4) each US Borrower has requested and bargained for the structure and terms of and security for the advances contemplated by this Agreement.

                  (b) Each US Borrower hereby irrevocably and unconditionally:
(i) agrees that it is jointly and severally liable to the Administrative Agent and Lenders for the full and prompt payment and performance of the obligations of each Borrower under this Agreement and each other Financing Document that may specify that a particular Borrower is responsible for a given payment or performance; (ii) agrees to fully and promptly perform all of its obligations hereunder with respect to each advance of credit hereunder as if such advance had been made directly to it; and (iii) agrees as a primary obligation to



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indemnify Administrative Agent, the Canadian Administrative Agent and each
Lender, on demand for and against any loss incurred by Administrative Agent, the Canadian Administrative or any Lender as a result of any of the obligations of any Borrower (the "SUBJECT BORROWER") being or becoming void, voidable, unenforceable or ineffective for any reason whatsoever, whether or not known to the subject Borrower or any Person, the amount of such loss being the amount which Administrative Agent, the Canadian Administrative Agent or Lender would otherwise have been entitled to recover from the Borrower.

                  (c) It is the intent of each US Borrower that the indebtedness, obligations and liabilities hereunder of no one of them be subject to challenge on any basis related to any federal or state law dealing with fraudulent conveyances or any other law related to transfers for less than fair or reasonably equivalent value. Accordingly, as of the date hereof, the liability of each US Borrower under this Section 2.25 together with all of its other liabilities to all persons as of the date hereof and as of any other date on which a transfer is deemed to occur by virtue of this Agreement, calculated in amount sufficient to pay its probable net liabilities on its existing indebtedness as the same become absolute and matured ("DATED LIABILITIES") is and is to be, less than the amount of the aggregate of a fair valuation of its property as of such corresponding date ("DATED Assets"). To this end, each US Borrower under this Section 2.25(i) grants to and recognizes in each other US Borrower ratably, rights of subrogation and contribution in the amount, if any, by which the Dated Assets of such US Borrower, but for the aggregate rights of subrogation and contribution in its favor recognized herein, would exceed the Dated Liabilities of such US Borrower or, as the case may be, (1) acknowledges receipt of and recognizes its right to subrogation and contribution ratably from the other US Borrowers in the amount, if any, by which the Dated Liabilities of such US Borrower, but for the aggregate of subrogation and contribution in its favor recognized herein, would exceed the Dated Assets of such US Borrower under this Section 2.25. In recognizing the value of the Dated Assets and the Dated Liabilities, it is understood that each US Borrower will recognize, to at least the same extent of their aggregate recognition of liabilities hereunder, their rights to subrogation and contribution hereunder. It is a material objective of this Section 2.25 that each US Borrower recognizes rights to subrogation and contribution rather than be deemed to be insolvent (or in contemplation thereof) by reason of an arbitrary interpretation of its joint and several obligations hereunder.

                  (d) Each US Borrower agrees and acknowledges that the present structure of the credit facilities detailed in this Agreement is based in part upon the financial and other information presently known to Administrative Agent, the Canadian Administrative Agent and Lenders regarding each Borrower, the corporate structure of the Borrowers, and the present financial condition of each Borrower. Upon or after the occurrence of an Event of Default under Section
8.1 or Section 8.2 and so long as it is continuing, each US Borrower hereby agrees that Required Lenders shall have the right, in their sole credit judgment, to require that any or all of the following changes be made to these credit facilities: (1) further restrict loans and advances between the Borrowers, (2) establish separate lockbox and Blocked Accounts for each US Borrower, (3) separate the US Swingline Loans and US Revolving Credit Loans into separate revolving credit loans to each of the US Borrowers as shall be determined by Required Lenders, and (4) establish such other procedures as shall be reasonably deemed by Required Lenders to be useful in tracking where Loans are made under this Agreement and the source of payments received by Lenders on such Loans.

         Section 2.26 PARTICIPATIONS IN US SWINGLINE LOANS. The US Swingline Lender may by written notice given to the Administrative Agent not later than 10:00 a.m. (New York, New York time), on any Business Day require the US Revolving Lenders to acquire participations within one (1) Business Day in all or a portion of the US Swingline Loans outstanding. Such notice to the Administrative Agent shall specify the aggregate amount of US Swingline Loans in which US Revolving Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to





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each US Revolving Lender, specifying in such notice such US Revolving Lender's
Revolving Credit Percentage of such US Swingline Loan or Loans. Each US Revolving Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above in this paragraph, to pay to the Administrative Agent, for account of the US Swingline Lender, such US Revolving Lender's US Revolving Credit Percentage of such US Swingline Loan or Loans. Each US Revolving Lender acknowledges and agrees that its obligation to acquire participations in US Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or Event of Default or reduction or termination of the Aggregate US Revolving Credit Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each US Revolving Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in
Section 2.4(a) with respect to Loans made by such US Revolving Lender (and
Section 2.4(a) shall apply, mutatis mutandis, to the payment obligations of the US Revolving Lenders), and the Administrative Agent shall promptly pay to the US Swingline Lender the amounts so received by it from the US Revolving Lenders. The Administrative Agent shall notify the US Borrowers of any participations in any US Swingline Loan acquired pursuant to this paragraph, and thereafter payments in respect of such US Swingline Loan shall be made to the Administrative Agent and not to the US Swingline Lender. Any amounts received by the US Swingline Lender from the US Borrower (or other party on behalf of the US Borrower) in respect of a US Swingline Loan after receipt by the US Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the US Lenders that shall have made their payments pursuant to this paragraph and to the US Swingline Lender, as their interests may appear. The purchase of participations in a US Swingline Loan pursuant to this paragraph shall not relieve the US Borrowers of any default in the payment thereof.

         Section 2.27 SHARING EVENTS

                  (a) CONVERSION OF EURODOLLAR AND CANADIAN DOLLAR LOANS. Upon the occurrence of a Sharing Event, automatically (and without the taking of any action) (i) all then outstanding Loans denominated in Canadian Dollars and all Eurodollar Loans shall be automatically converted into ABR Loans denominated in Dollars (in the case of such Loans denominated in Canadian Dollars in an amount equal to the Dollar Equivalent of the aggregate principal amount of the Loans on the date such Sharing Event first occurred), which Loans denominated in Dollars
(A) shall thereafter be deemed to be ABR Loans and (B) unless the Sharing Event resulted solely from a termination of the Commitments, shall be immediately due and payable on the date such Sharing Event has occurred, and (ii) unless the Sharing Event resulted solely from a termination of the Commitments, all accrued and unpaid interest and other amounts owing with respect to such Loans shall be immediately due and payable in Dollars, taking the Dollar Equivalent of such accrued and unpaid interest and other amounts.

                  (b) PURCHASE AND SALE OF PARTICIPATIONS. Upon the occurrence of a Sharing Event, and after giving effect to any automatic conversion pursuant to Section 2.27(a), each Imbalance Lender shall (and hereby unconditionally and irrevocably agrees to) purchase and sell (in each case in Dollars) undivided participating interests in all Revolving Credit Loans outstanding to, and any unpaid L/C Reimbursement Obligations with respect to any of Letter of Credit owing by, the Borrowers in such amounts so that each such Imbalance Lender ceases to be an Imbalance Lender (although if because of fluctuations in currency exchange rates any Imbalance Lender would be required to purchase participations under this Section 2.27 that would cause such Lender's Revolving Credit Exposure (including participations therein purchased pursuant to this Section 2.27) to exceed such Revolving Lender's Combined Revolving Credit Commitment (immediately prior to giving effect to any termination thereof), then such excess participations shall not be sold and the related credit exposure shall be retained by the Revolving Lenders holding the same ratably in accordance with their Applicable Percentage for Loans of that type (US Revolving Credit Loans or Canadian Revolving Credit Loans (as applicable)). Upon any such occurrence, the Administrative Agent shall notify each Revolving Lender and shall specify the amount of Dollars required from such Revolving Lender in order to effect the purchases and sales by the various Revolving Lenders of participating interests in the amounts required above (together with accrued interest with respect to the period from the last interest payment date through the date of the Sharing Event plus any additional amounts payable by the Borrowers pursuant to Section
2.21 in respect of such accrued but unpaid interest); provided, in the event that a Sharing Event shall have occurred, each Imbalance Lender shall be deemed to have purchased and sold, as applicable, automatically and without request, such participating interests. Promptly upon receipt of such request, each Imbalance Lender shall deliver to the Administrative Agent (in immediately available funds in Dollars) the net amounts as specified by the Administrative Agent. The Administrative Agent shall promptly deliver the amounts so received to the various Revolving Lenders in such amounts as are needed to effect the purchases and sales of participations as provided above. Promptly following receipt thereof, each Lender which has sold participations in any of its Revolving Loans (through the Administrative Agent) will deliver to each Lender (through the Administrative Agent) which has so purchased a participating interest a participation certificate dated the date of receipt of such funds and in such amount. It is understood that the amount of funds delivered by each Revolving Lender shall be calculated on a net basis, giving effect to both the sales and purchases of participations by the various Lenders as required above.

                  (c) TERMINATION OF COMMITMENTS; ACCELERATION. Upon the occurrence of a Sharing Event (i) no further Loans shall be made and (b) the Revolving Credit Commitments of the Revolving Lenders shall be automatically terminated. Notwithstanding anything to the contrary contained above, the failure of any Revolving Lender to purchase its participating interest in any Loans upon the occurrence of a Sharing Event shall not relieve any other Revolving Lender of its obligation hereunder to purchase its participating interests in a timely manner, but no Revolving Lender shall be responsible for the failure of any other Revolving Lender to purchase the participating interest to be purchased by such other Lender on any date.

                  (d) FUNDING OBLIGATION. If any amount required to be paid by any Lender pursuant to Section 2.27(b) is not paid to the Administrative Agent within one Business Day following the date upon which such Revolving Lender receives notice from the Administrative Agent of the amount of its participations required to be purchased pursuant to said Section 2.27(b), such Revolving Lender shall also pay to the Administrative Agent on demand an amount equal to the product of (i) the amount so required to be paid by such Revolving Lender for the purchase of its participations times (ii) the daily average Federal Funds Effective Rate during the period from and including the date of request for payment to the date on which such payment is immediately available to the Administrative Agent times (iii) a fraction the numerator of which is the number of days that elapsed during such period and the denominator of which is
360. If any such amount required to be paid by any Revolving Lender pursuant to
Section 2.27(b) is not in fact made available to the Administrative Agent within three Business Days following the date upon which such Revolving Lender receives notice from the Administrative Agent as to the amount of participations required to be purchased by it, the Administrative Agent shall be entitled to recover from such Revolving Lender on demand, such amount with interest thereon calculated from (and including) such third Business Day at the rate per annum applicable to ABR Loans hereunder. Any such amount set forth in a certificate of the Administrative Agent submitted to any Revolving Lender with respect to any amounts payable by any Revolving Lender pursuant to this Section 2.27 shall be paid to the Administrative Agent for the account of the relevant Revolving Lenders; provided that, if the Administrative Agent (in its sole discretion) has elected to fund on behalf of such Revolving Lender the amounts owing to such Revolving Lenders, then the amounts shall be paid to the Administrative Agent for its own account.

                  (e) DISTRIBUTION OF PAYMENTS. Whenever, at any time after any Revolving Lender sells a participation pursuant to this Section 2.27, such selling Revolving Lender receives any payment on account thereof, such selling Revolving Lender will distribute to the Administrative Agent, for the account of the purchasing Revolving Lenders participating therein, such Revolving Lenders' participating interests in such amounts (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such participations were outstanding) in like funds as received; provided, however, that in the event that such payment received by any selling Revolving Lenders are required to be returned, the purchasing Revolving Lenders who received previous distributions in respect of their participating interests therein will return to the respective selling Revolving Lenders any portion thereof previously so distributed to them in like funds as such payment is required to be returned by the respective Revolving Lenders.

                  (f) UNCONDITIONAL OBLIGATION. Each Imbalance Lender's obligation to purchase participating interests pursuant to this Section 2.27 shall be absolute and unconditional and shall not be affected by any circumstance including, without limitation, (a) any setoff, counterclaim, recoupment, defense or other right which such Revolving Lender may have against any other Revolving Lender, the Borrower or any other Person for any reason whatsoever, (b) the occurrence or continuance of an Event of Default, (c) any adverse change in the condition (financial or otherwise) of the Borrowers or any other Person, (d) any breach of this Agreement or any other Financing Document by the Borrowers, any other Obligated Party or any Revolving Lender or any other Person, or (e) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

                  (g) YIELD PROTECTION. Notwithstanding anything to the contrary contained elsewhere in this Agreement, upon any purchase of participations as required above, each Revolving Lender which has purchased such participations shall be entitled to receive from the relevant Borrowers any increased costs and indemnities directly from such Borrowers to the same extent as if it were the direct Revolving Lender as opposed to a participant therein. The Borrowers acknowledge and agree that, upon the occurrence of a Sharing Event and after giving effect to the requirements of this Section 2.27, increased Taxes may be owing by relevant Borrowers pursuant to Section 2.21, which Taxes shall be paid (to the extent provided in Section 2.21) by such Borrowers, without any claim that the increased Taxes are not payable because same resulted from the participations effected as otherwise required by this Section 2.27. The Borrowers also acknowledge and agree that, upon the occurrence of a Sharing Event and after giving effect to the requirements of this Section 2.27, the Borrowers may be liable for losses under Section 2.19 as a result of the conversion of Eurodollar Loans or B/A Loan on a date which is not the last day of the Interest Period or Contract Period applicable thereto.



                                   ARTICLE 3
                            CONDITIONS TO BORROWINGS

         Section 3.1 CLOSING. The obligation of each Lender to make its initial Loan and each Issuing Bank to issue its Letter of Credit hereunder is subject to
(x) receipt by the Administrative Agent or Canadian Administrative Agent, as applicable, of the following items which are to be delivered, in form and substance satisfactory to each Lender, with a copy (except for the Notes and this Agreement) for each Lender and (y) the satisfaction of the following conditions prior to or substantially simultaneously with the making of such initial Loan and the issuance of such initial Letter of Credit:

                  (a) US REVOLVING CREDIT NOTES. A duly completed and executed US Revolving Credit Note for each US Lender and in each case dated as of the Closing Date, and payable to the order of such US Lender.

                  (b) CANADIAN REVOLVING CREDIT NOTES. A duly completed and executed Canadian Revolving Credit Note for each Canadian Lender and in each case dated as of the Closing Date, and payable to the order of such Canadian Lender.

                  (c) US SWINGLINE NOTE. A duly completed and executed US Swingline Note dated as of the Closing Date and payable to the order of the US Swingline Lender.

                  (d) RESOLUTIONS AND INCUMBENCY CERTIFICATES.

                           (1) certified copies of the resolutions of the Board of Directors of each Credit Party dated as of the Closing Date and approving, as appropriate, the Loans, the Notes, this Agreement and the other Financing Documents, and all other documents, if any, to which each Credit Party is a party and evidencing corporate authorization with respect to such documents;

                           (2) a certificate of the Secretary or an Assistant Secretary of each Credit Party dated as of the Closing Date and certifying (A) the name, title and true signature of each officer of such Person authorized to execute the Notes, this Agreement, Applications and the other Financing Documents to which it is a party,
         (B) the name, title and true signature of each officer of such Person authorized to provide the certifications required pursuant to this Agreement including, but not limited to, certifications required pursuant to Section 6.10, Borrowing Requests, and Borrowing Base Reports, and (C) that attached hereto is a true and complete copy of the certificate of incorporation certified by the appropriate Governmental Authority of the jurisdiction of incorporation or organization of each Credit Party and the bylaws of each Credit Party, each as amended to date, recent good standing certificates and/or certificates of existence for each Credit Party and certificates of foreign qualification for each Credit Party in such jurisdictions as Administrative Agent shall require; and

                           (3) certain letter agreements certifying to the names and signatures of officers of the Borrowers authorized to issue Borrowing Requests, issue Borrowing Base Reports, initiate wire transfers and take other actions with respect to the credit facilities contemplated hereby.

                  (e) OPINIONS OF COUNSEL.

                           (1) An opinion of Gallop, Johnson & Neuman, P.C., counsel to each Credit Party dated as of the Closing Date addressed to the Administrative Agent, the Issuing Banks and the Lenders and covering such matters as the Administrative Agent, the Issuing Banks or the Lenders may reasonably request;

                           (2) An opinion of Bennett Jones LLP, Canadian counsel to the Canadian Borrowers dated as of the Closing Date addressed to the Administrative Agent, the Issuing Banks and the Lenders and covering such matters as the Administrative Agent, the Issuing Banks or the Lenders may reasonably request; and

                           (3) An opinions of counsel to the US Credit Parties in Arkansas, Texas and Washington dated as of the Closing Date addressed to the Administrative Agent, the Issuing Banks and the Lenders and covering such matters as the Administrative Agent, the Issuing Banks or the Lenders may reasonably request.

                           (4) A letter from Arnold & Porter, counsel to Holdings and Sellers, authorizing each Agent and Lender to rely on the opinion of Arnold & Porter delivered pursuant to the Purchase Agreement.



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

                  (f) THE SECURITY INSTRUMENTS.

                           (1) a Guaranty and Security Agreement, dated as of the Closing Date and duly executed by each of the US Borrowers (A) guaranteeing the repayment of the Canadian Lender Indebtedness by each such US Borrower and (B) granting to the Administrative Agent a first priority security interest in all of the personal property of each US Borrower, as security for the Lender Indebtedness;

                           (2) a Canadian Security Agreement, dated as of the Closing Date and duly executed by each Canadian Borrower granting to the Canadian Administrative Agent a first priority security interest in all of the personal property of each Canadian Credit Party, as security for the Canadian Lender Indebtedness;

                           (3) completed UCC-1 financing statements necessary to perfect the security interests created by the Guaranty and Security Agreements and the Real Estate Mortgages;

                           (4) in addition to the UCC-1 financing statement required by clause (5) preceding, such other documents, instruments and agreements as Administrative Agent or Canadian Administrative Agent shall reasonably request to fully evidence and perfect the Liens created by the Security Instruments;

                           (5) [Intentionally Deleted]

                           (6) a Lockbox Agreement duly executed by the US Borrowers and establishing the US Lockbox;

                           (7) a Lockbox Agreement duly executed by the Canadian Borrowers, the Canadian Administrative Agent and establishing the Canadian Lockbox and the Canadian Blocked Account;

                           (8) Real Estate Mortgages dated as of the Closing Date and duly executed by Tube, Precision Canada and Prudential granting to Administrative Agent or Canadian Administrative Agent, as applicable, a first priority perfected lien in and to all Mortgaged Real Property owned by Tube, Precision Canada and Prudential as of the Closing Date subject to Permitted Liens;

                           (9) Landlord Consent and Subordination Agreements duly executed and delivered by each landlord of Mortgaged Real Property leasehold interests in such real property constitutes Mortgaged Real Property;

                           (10) Landlord Waiver Agreements duly executed and delivered by each landlord of Real Property leased by any Borrower (other than Mortgaged Real Property), in form and substance satisfactory to the Administrative Agent;

                           (11) original stock certificates and duly executed corresponding stock powers to perfect the Administrative Agent's or Canadian Administrative Agent's security in the equity pledged by the Guaranty and Security Agreements and the Canadian Security Agreements; and

                           (12) all Property in which the Administrative Agent or Canadian Administrative Agent shall, at such time, be entitled to have a Lien pursuant to this Agreement or any other Financing Document shall have been physically delivered to the possession of the



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

         Administrative Agent or Canadian Administrative Agent to the extent that such possession is necessary for the purpose of perfecting the Administrative Agent's or the Canadian Administrative Agent's Lien in such Collateral.

                  (g) THE CONSUMMATION OF THE ACQUISITION TRANSACTIONS. The Company shall have completed the Acquisition for the purchase price and on the other terms and conditions set forth in the Purchase Agreement, and the assets of Holdings and its Subsidiaries shall be free and clear of all Liens, claims and encumbrances other than Permitted Liens.

                  (h) INSURANCE. Copies of all insurance binders together with a certificate of insurance coverage, dated as of the Closing Date evidencing that the Borrowers maintain insurance in accordance with Section 6.5 hereof.

                  (i) FINANCIAL STATEMENTS AND PROJECTIONS. The financial condition of the Borrowers reflected in the Financial Statements and the other financial information and Projections of the Borrowers shall not be changed as of the Closing Date in such a way as cause or result in a Material Adverse Effect (after giving effect to the Acquisition Transactions).

                  (j) SELLER CONSENT. A consent executed by each Seller party to the Purchase Agreement pursuant to which each Seller consents to the assignment of the rights of the Company under the Purchase Agreement to Administrative Agent and Canadian Administrative Agent for the benefit of Lenders and acknowledges that each Lender, the Administrative Agent and Canadian Administrative Agent are third party beneficiaries of all obligations and liabilities of such Sellers under such Purchase Agreement, or if the Administrative Agent reasonably requires, an agreement among the Company, each Seller, the Canadian Administrative Agent and the Administrative Agent to the same effect.

                  (k) BORROWING BASE REPORT. A Borrowing Base Report prepared as of February 28, 2002 and setting forth the US Borrowing Base and Canadian Borrowing Base to be in effect under this Agreement on the Closing Date and, after giving effect to the consummation of the transactions contemplated herein, including the Acquisition Transactions and the initial Loans hereunder, (1) the US Excess Availability shall not be less than $15,000,000 and (2) the Canadian Excess Availability shall not be less than $5,000,000; provided, that, in calculating the US Excess Availability for purposes of this condition, the Initial Reserve shall be disregarded. It is understood that this condition contemplates that all Existing Indebtedness not permitted to remain outstanding under Section 7.2 has been prepaid, and debts and obligations are current, and that all accounts payable are being handled in the normal course of the Borrowers' business consistent with its past practices.

                  (l) CERTIFICATE OF CHIEF FINANCIAL OFFICER. A certificate of the Chief Financial Officer of each of the Borrowers dated as of the Closing Date and certifying, before and after giving effect to the Acquisition Transaction and before and after the making of the initial Loans and the issuance of the initial Letter of Credit, that (1) each Borrower is Solvent, (2) no Default then, or thereafter would, exist, (3) each of the conditions to Closing have been satisfied, and (4) each representation and warranty of the Borrowers contained herein is true and correct in all material respects.

                  (m) CORPORATE STRUCTURE. Each Lender shall be satisfied in its sole judgment with the corporate, capital, legal and management structure and tax liabilities of each Borrower and the flow of funds among the Borrowers including without limitation those necessary for the consummation of the Acquisition.

                  (n) LIEN SEARCHES. Lien searches reflecting no prior Liens on the Collateral other than Permitted Liens.

                  (o) REAL ESTATE APPRAISALS. The Administrative Agent shall have received fair market value appraisals for all owned real estate by appraisers satisfactory to the Administrative Agent which reflect appraised values of not less than $28,000,000 and which are otherwise acceptable to the Administrative Agent.

                  (p) FEES AND EXPENSES. Payment and/or reimbursement of (1) Administrative Agent's and Canadian Administrative Agent's counsel's fees and expenses incurred through the Closing Date, to the extent invoiced, and (2) any fees or expenses required to be paid pursuant to the Fee Letter.

                  (q) DOCUMENTATION. Administrative Agent shall have received such other documents as Administrative Agent (or any Lender acting through Administrative Agent) may reasonably request, all in form and substance reasonably satisfactory to the Administrative Agent.

                  (r) REPAYMENT OF INDEBTEDNESS. All Existing Indebtedness of the Credit Parties other than the Indebtedness permitted pursuant to Section 7.2 shall have been paid in full and all Liens securing payment of such Indebtedness shall have been canceled or released.

                  (s) ENVIRONMENTAL REVIEW. Administrative Agent and its counsel shall have completed a review of environmental conditions and environmental compliance with respect to the Borrowers' operations and Properties and the results of such review shall be satisfactory to Administrative Agent.

                  (t) SURVEYS. Surveys in form and substance acceptable to Administrative Agent with respect to all Mortgaged Real Property.

                  (u) TITLE COMMITMENT. A Commitment for a Mortgagee's Policy of Title Insurance in form and substance satisfactory to Administrative Agent with respect to the Mortgaged Real Property, together with evidence satisfactory to Administrative Agent that Mortgagees's Policies of Title Insurance will be issued pursuant to each such commitment and all premiums therefore have been paid; provided, however, with respect to any Mortgaged Real Property located in Canada, opinion of counsel with respect to the applicable Borrower's title in the Mortgaged Real Property in form and substance acceptable to the Administrative Agent and the Canadian Administrative Agent may be delivered instead of title insurance.

                  (v) BAILEE'S LETTERS. Bailee's Letters duly executed and delivered by any Person who is in possession of inventory on behalf of any Borrower

                  (w) CASH MANAGEMENT ARRANGEMENTS. The Administrative Agent and the Canadian Administrative shall be satisfied in their sole discretion with all aspects of the Borrowers' cash management arrangements. Without limiting the foregoing, each Temporary Lockbox Institution shall have executed and delivered to the Administrative Agent, a Tri-Party Agreement in form and substance acceptable to the Administrative Agent in its sole discretion.

         Section 3.2 CONDITIONS PRECEDENT TO ALL LOANS AND LETTERS OF CREDIT. The obligation of each Lender to make each Loan hereunder (including the initial
Loan) and the obligation of each Issuing Bank to issue each Letter of Credit (including the initial Letter of Credit) is subject to fulfillment of the following conditions immediately prior to or contemporaneously with each such Loan or issuance:

                  (a) REPRESENTATIONS AND WARRANTIES. All representations and warranties contained herein and in the other Financing Documents executed and delivered on or after the Closing Date shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such Loan (unless such representation and warranty is expressly limited to an earlier date).

                  (b) NO DEFAULT. There shall not exist a Default or Event of Default hereunder.

                  (c) MAXIMUM AVAILABLE AMOUNT. The Aggregate US Revolving Credit Exposure and the Aggregate Canadian Revolving Credit Exposure, after giving effect to such proposed Loan or Letter of Credit shall not exceed the US Maximum Available Amount and Canadian Maximum Available Amount, respectively, then in effect.

                  (d) BORROWING REQUESTS. Except in the case of any Borrowing pursuant to Section 2.2(c), the applicable Borrowers shall have provided Advance Notice of the requested Borrowing by completion, execution and delivery of a Borrowing Request.

         Section 3.3 POST CLOSING CONDITIONS. Borrowers shall deliver, or cause to be delivered to the appropriate Agent, each document, instrument or agreement, and take each action, or cause to be taken, each action set forth on
Schedule 3.3 hereto, in each case on or prior to the date specified on such Schedule.

                                   ARTICLE 4
                                    SECURITY

         Section 4.1 SECURITY GRANTED BY US CREDIT PARTIES. The Lender Indebtedness shall be secured by perfected, first priority Liens in and encumbering all assets of each US Credit Party, whether now owned or hereafter acquired and wherever located; provided, that, only 65% of the Voting Stock of any Person that is organized under the laws of a jurisdiction other than the United States of America, a State thereof or the District of Columbia, shall be pledged to secure the US Lender Indebtedness. In furtherance of the foregoing, the US Borrowers hereby agree to execute and deliver (and to cause each other US Credit Party and any other appropriate Person to execute and deliver) to Administrative Agent for the benefit of US Lenders, promptly upon request by Administrative Agent, such Security Documents and other documents, instruments, agreements and certificates, as Administrative Agent shall deem necessary or appropriate in its sole discretion to create, evidence and perfect the Liens contemplated by this Section 4.1.

         Section 4.2 SECURITY GRANTED BY CANADIAN CREDIT PARTIES. The Canadian Lender Indebtedness shall be secured by perfected, first priority Liens in and encumbering all assets of each Canadian Credit Party, whether now owned or hereafter acquired and wherever located. In furtherance of the foregoing, the Canadian Borrowers hereby agree to execute and deliver (and to cause each other Canadian Credit Party and any other appropriate Person to execute and deliver) to Canadian Administrative Agent for the benefit of Canadian Lenders, promptly upon request by Canadian Administrative Agent, such Security Documents and other documents, instruments, agreements and certificates, as Canadian Administrative Agent shall deem necessary or appropriate in its sole discretion to create, evidence and perfect the Liens contemplated by this Section 4.2.

         Section 4.3 ESTABLISHMENT OF US LOCKBOX. Each US Credit Party shall enter into the Lockbox Agreement with Administrative Agent pursuant to which each US Credit Party will establish a US Lockbox to be operated by Administrative Agent. At all times from and after the Closing Date, each US Credit Party shall direct all account debtors with respect to such US Credit Party's accounts and all other Persons obligated to make payments of any type to any US Credit Party in respect of the Collateral to direct such payments to the US Lockbox. All invoices issued by any US Credit Party after the Closing Date shall contain a notation requiring the accounts evidenced by such invoice to be paid to the US Lockbox. Administrative Agent shall have sole and exclusive access to the US Lockbox. All monies, checks and other drafts received in the US Lockbox shall be endorsed in accordance with the Lockbox Agreement and deposited by Administrative Agent each Business Day in the US Blocked Account.

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

         Section 4.4 ESTABLISHMENT OF CANADIAN LOCKBOX. Each Canadian Credit Party shall enter into the Lockbox Agreement with Canadian Administrative Agent and Canadian Lockbox Bank pursuant to which each Canadian Credit Party will establish a Canadian Lockbox to be operated by the Canadian Lockbox Bank. At all times from and after the Closing Date, each Canadian Credit Party after the Closing Date shall direct all account debtors with respect to such Canadian Credit Party's accounts and all other Persons obligated to make payments of any type to any Canadian Credit Party to direct such payments to the Canadian Lockbox. All invoices issued by any Canadian Credit Party shall contain a notation requiring the Accounts evidenced by such invoice to be paid to the Canadian Lockbox. Canadian Lockbox Bank, for the benefit of Canadian Administrative Agent, shall have sole and exclusive access to the Canadian Lockbox. All monies, checks and other drafts received in the Canadian Lockbox shall be endorsed in accordance with the Lockbox Agreement and deposited by Canadian Lockbox Bank each Business Day in the Canadian Blocked Account.

         Section 4.5 ESTABLISHMENT OF US BLOCKED ACCOUNT. From and after the Closing Date, so long as this Agreement is in effect or any Lender Indebtedness shall be outstanding, the US Borrowers agree that all funds received by any US Credit Party from any source, shall be deposited in the US Blocked Account not later than one Business Day following the date of receipt. Such deposit shall be made in the exact form received subject only to any necessary endorsements. The US Borrowers hereby acknowledge and agree (a) that none of them nor the other Credit Parties have any power of withdrawal over the funds in the US Blocked Account, (b) that each US Credit Party has granted a Lien on and pledged to Administrative Agent as additional collateral security for the US Lender Indebtedness, in the US Blocked Account and all funds on deposit therein and "control" has been established with respect to such US Blocked Account as defined in Section 9.104 of the UCC, (c) no US Credit Party may unilaterally terminate the US Blocked Account, and (d) the US Blocked Account and all funds on deposit therein shall be subject to the absolute dominion and control of Administrative Agent. Each of US Borrowers and the Administrative Agent agree that the US Blocked Account is a "deposit account" within the meaning of 9-102(a)(29) of the UCC and that for purposes of Section 9-304 of this UCC, the State of New York shall be the jurisdiction of the Administrative Agent.

         Section 4.6 ESTABLISHMENT OF CANADIAN BLOCKED ACCOUNT. From and after the Closing Date, so long as this Agreement is in effect or any Canadian Lender Indebtedness shall be outstanding, the Canadian Borrowers agree that all funds received by any Canadian Credit Party from any source (including without limitation items of payment and other amounts deposited in the Canadian Lockbox) shall be deposited in the Canadian Blocked Account not later than one Business Day following the date of receipt. The Canadian Borrowers hereby acknowledge and agree (a) that none of them nor the other Credit Parties have any power of withdrawal over the funds in the Canadian Blocked Account, (b) that each Canadian Credit Party has granted a Lien on and pledged to Canadian Administrative Agent as additional collateral security for the Canadian Lender Indebtedness, the Canadian Blocked Account and all funds on deposit therein, (c) no Canadian Credit Party may unilaterally terminate the Canadian Blocked Account, and (d) the Canadian Blocked Account and all funds on deposit therein shall be subject to the absolute dominion and control of Canadian Administrative Agent.

         Section 4.7 APPLICATION OF PROCEEDS OF US BLOCKED ACCOUNT. All funds received by Administrative Agent in the US Blocked Account shall be applied to the Lender Indebtedness in the manner set forth in Section 2.11(c) herein.

         Section 4.8 APPLICATION OF PROCEEDS OF CANADIAN BLOCKED ACCOUNT. All funds received by Canadian Administrative Agent from the Canadian Blocked Account or otherwise from the Canadian Lockbox Bank shall be applied to the Canadian Lender Indebtedness in the manner set forth in Section 2.11(d) herein.

                                   ARTICLE 5
                         REPRESENTATIONS AND WARRANTIES

         In order to induce the Agents and Lenders to enter into this Agreement, each Borrower hereby represents and warrants to each Agent and each Lender that each statement set forth in this Article 5 is true and correct on the date hereof and will be true and correct on the date each Borrowing and each Letter of Credit is requested hereunder and on the date each Borrowing is disbursed and each Letter of Credit is issued hereunder; provided, that, each Canadian Borrower is only making such representations and warranties in regard to itself and each other Canadian Borrower and only to the Canadian Administrative Agent on behalf of Canadian Lenders; provided, that, the breach of any representations and warranties which pertain to the US Borrowers in any material respect (even though not made by the Canadian Borrowers) will give rise to an Event of Default and will result in Canadian Administrative Agent, Administrative Agent and Canadian Lenders having the right to exercise all rights and remedies applicable upon an Event of Default, including, without limitation, rights and remedies with respect to the Canadian Borrowers and their assets. Except to the extent expressly provided otherwise herein, to the extent such representations and warranties are made prior to the consummation of the Acquisition Transactions, such representations and warranties shall be deemed to be made as if the Acquisition Transactions had occurred immediately prior to giving effect thereto. Each such representation and warranty shall survive the execution and delivery of this Agreement and any Borrowing or issuance of any Letter of Credit hereunder and shall not be qualified or limited by any investigation undertaken by any Agent or any Lender or any actual or constructive knowledge any Agent or any Lender may have or be charged with indicating that any such representation or warranty is inaccurate or incomplete in any respect.

         Section 5.1 CORPORATE EXISTENCE. Each Credit Party is duly organized, legally existing and in good standing under the laws of the jurisdictions in which it is organized and is duly qualified to transact business and in good standing in all jurisdictions wherein the Property owned or the business transacted by it makes such qualification necessary, except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect.

         Section 5.2 CORPORATE POWER AND AUTHORIZATION. Each Borrower is authorized and empowered to create and issue the Notes; each Obligated Party is duly authorized and empowered to execute, deliver and perform the Financing Documents, including this Agreement, to which it is a party; and all corporate, partnership or other action on any Obligated Party's part requisite for the due creation and issuance of the Notes and for the due execution, delivery and performance of the Financing Documents, including this Agreement, to which the Obligated Parties (or any of them) are parties has been duly and effectively taken.

         Section 5.3 BINDING OBLIGATIONS. This Agreement does, and the Notes and other Financing Documents to which any Obligated Party is a party will, when issued and delivered under this Agreement, constitute legal, valid and binding obligations of each Obligated Party that is a party thereto, and will be enforceable in accordance with their respective terms (except that enforcement may be subject to any applicable bankruptcy, insolvency or similar laws generally affecting the enforcement of creditors' rights and subject to the availability of equitable remedies).

         Section 5.4 NO LEGAL BAR OR RESULTANT LIEN. The execution, delivery and performance of the Notes and the other Financing Documents, including this Agreement, to which the Obligated Parties (or any of them) are parties do not and will not violate or create a default under any provisions of the articles or certificate of incorporation, bylaws, partnership agreement or other organizational documents of any Obligated Party, or any contract, agreement, instrument or Governmental Requirement to which any




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Obligated Party is subject which violation or default could have a Material
Adverse Effect, or result in the creation or imposition of any Lien upon any Properties of any Obligated Party.

         Section 5.5 NO CONSENT. Each Obligated Party's execution, delivery and performance of the Notes and the other Financing Documents, including this Agreement, to which such Obligated Party (or any of them) is a party, and the consummation of the Acquisition Transaction do not require notice to or filing or registration with, or the authorization, consent or approval of or other action by any other Person, including, but not limited to, any Governmental Authority, except those obtained or made or where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

         Section 5.6 FINANCIAL INFORMATION.

                  (a) FINANCIAL STATEMENTS. The Financial Statements and the Current Financials were prepared in accordance with GAAP and fairly present the consolidated financial condition and results of operations of each of the Company and Holding as of the dates and for the periods reflected therein.

                  (b) [INTENTIONALLY DELETED]

                  (c) PRO-FORMA CONSOLIDATING BALANCE SHEETS. The pro forma consolidating balance sheets of each of Tube, PTTI, and Prudential as of February 28, 2002 fairly present in conformity with GAAP the consolidating financial condition of Tube, PTTI, and Prudential as of such date adjusted to give effect to the Acquisition Transactions and the incurrence of the Lender Indebtedness to be incurred on the Closing Date (and allocating such Lender Indebtedness among each of PTTI, Tube, and Prudential as set forth in such pro forma consolidating balance sheets).

                  (d) PROJECTIONS. The Projections set forth the Company's reasonable best estimate as of the date hereof of the Company's consolidated financial condition and results of operations as of the dates and for the periods covered thereby. The Projections were prepared in good faith in accordance with sound financial planning practices on the basis of the assumptions stated therein, which assumptions were believed by the Company to be reasonable at the time made and which the Company continues to believe are reasonable on the date hereof.

                  (e) NO MATERIAL ADVERSE EFFECT. Since December 31, 2001, there has been no event, condition or occurrence that has had or could reasonably be expected to have a Material Adverse Effect.

         Section 5.7 LITIGATION. There is no action, suit, claim, grievance or proceeding, or any governmental investigation or any arbitration proceeding, in each case pending (including any unsatisfied settlement, judgment decree or order) or, to the knowledge of any Borrower, threatened against any Credit Party or any Property of any Credit Party before any court or arbitrator or any Governmental Authority, or pursuant to any collective bargaining agreement, which (a) challenges the validity of this Agreement, any Note, any Application, any Security Instrument or any of the other Financing Documents or (b) could reasonably be expected to have a Material Adverse Effect. As of the Closing Date, except as set forth in Schedule 5.7, there is no material action, suit or proceeding, or any governmental investigation or any arbitration, in each case pending or, to the knowledge of the Company or any Borrower, threatened against any Credit Party or any Property thereof before any court or arbitrator or any Governmental Authority.

         Section 5.8 USE OF PROCEEDS. The Borrowers will use the proceeds of the Loans only for the purposes specified in the Recitals to this Agreement. The Letters of Credit will be used only for the purposes provided in Section 2.3. No Credit Party is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate,




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of buying or carrying Margin Stock (within the meaning of Regulation U or X) and no part of the proceeds of any Loan hereunder will be used to buy or carry any Margin Stock in violation of Regulation U or X. No Credit Party nor any Person acting on behalf of any Credit Party has taken or will take any action which could reasonably be expected to cause the Notes or any of the Financing Documents, including this Agreement, to violate Regulations U or X or any other regulation of the Board, in each case as now in effect or as the same may hereinafter be in effect.

         Section 5.9 US EMPLOYEE BENEFITS.

                  (a) (1) Each US Credit Party and each ERISA Affiliate have complied in all material respects with all applicable laws regarding each Plan;
(A) each Plan is, and has been, maintained and administered in substantial compliance with its terms, applicable collective bargaining agreements, and all applicable laws; and (B) no act, omission or transaction has occurred which could result in an imposition on any US Credit Party or any ERISA Affiliate (whether directly or indirectly) of (C) either a civil penalty assessed pursuant to Subsections (c), (i) or (l) of Section 502 of ERISA or a tax imposed pursuant to Chapter 43 of Subtitle D of the Code or (D) breach of fiduciary duty liability damages under Section 409 of ERISA which could reasonably be expected to have a Material Adverse Effect.

                  (b) There exists no outstanding liability of any US Credit Party or any ERISA Affiliate with respect to any Plan that has been terminated. No material liability to the PBGC (other than for the payment of current premiums which are not past due) by any US Credit Party or any ERISA Affiliate has been or is expected by any US Credit Party or any ERISA Affiliate to be incurred with respect to any Plan. No ERISA Termination Event with respect to any Plan has occurred or is reasonably expected to occur.

                  (c) Full payment when due has been made of all amounts which any US Credit Party or any ERISA Affiliate is required under the terms of each Plan or applicable law to have paid as contributions to such Plan (excluding any nonpayment involving an amount that is not material), and no accumulated funding deficiency (as defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived, exists with respect to any Plan.

                  (d) The actuarial present value of the benefit liabilities (computed on an accumulated benefit obligation basis in accordance with GAAP) under all Plans in the aggregate that are subject to Title IV of ERISA does not, as of the end of the most recently ended fiscal year of such Plans, exceed the current value of the assets of all Plans in the aggregate that are allocable to such benefit liabilities. The term "actuarial present value of the benefit liabilities" shall have the meaning specified in Section 4041 of ERISA.

                  (e) Neither any US Credit Party nor any ERISA Affiliate sponsors, maintains or contributes to, or has at any time sponsored, maintained or contributed to, any "multiemployer plan" (as defined in Section 3(37) or 4001(a)(3) of ERISA).

                  (f) Neither any US Credit Party nor any ERISA Affiliate is required to provide security to a Plan pursuant to Section 401(a)(29) of the Code.

         Section 5.10 CANADIAN EMPLOYEE BENEFITS.

                  (a) Except as could not reasonably be expected to have a Material Adverse Effect (1) each Canadian Credit Party has complied in all material respects with all applicable laws regarding each Plan (including, where applicable, the Employment Pension Plans Act (Alberta) and the Income Tax Act (Canada)); or (2) each Plan is, and has been, maintained and administered in substantial compliance with




                                       78
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its terms, applicable collective bargaining agreements, and all applicable laws
(including, where applicable, the Employment Pension Plans Act (Alberta) and the Income Tax Act (Canada)).

                  (b) There exists no material outstanding liability of any Canadian Credit Party with respect to any Plan that has been terminated.

                  (c) Except for the funding deficiency in the Prudential Steel, Ltd. Hourly Plan which deficiency was $2,158,000 at December 31, 2001, full payment when due has been made of all amounts which any Canadian Credit Party is required under the terms of each Plan or applicable law to have paid as contributions to such Plan (excluding any nonpayment involving an amount that is not material), and no accumulated funding deficiency, whether or not waived, resulting from the action or inaction of any Canadian Credit Party exists with respect to any Plan.

                  (d) Each Plan relating to a Canadian Credit Party is fully funded, on a going concern basis, in accordance with its terms and regulatory requirements as outlined by the Employment Pension Plans Act (Alberta), administrative requirements of the Superintendent of Pensions of Alberta and the most recent actuarial report filed with the Superintendent of Pensions of Alberta in respect of such Plan, as and to the extent applicable, except to the extent any failure to do so could not reasonably be expected to have a Material Adverse Effect.

                  (e) No Canadian Credit Party sponsors, maintains or contributes to, or has at any time sponsored, maintained or contributed to any "specified multi-employer plan" (as defined in the Employment Pension Plans Act (Alberta).

         Section 5.11 TAXES; GOVERNMENTAL CHARGES. Each Credit Party has filed all tax returns and reports required to be filed and has paid all taxes, assessments, fees and other governmental charges levied upon any of them or upon any of their respective Properties or income which are due and payable after all available extension periods, including interest and penalties or have except to the extent being diligently contested in good faith by appropriate proceedings and with respect to which such Credit Party has provided adequate reserves for the payment thereof if required in accordance with GAAP.

         Section 5.12 TITLES, ETC. Each Credit Party has good and indefeasible title to its respective Properties, and with respect to leased Properties, good and indefeasible title to the leasehold estate with respect thereto, pursuant to valid and enforceable leases, free and clear of all Liens except Liens otherwise permitted or contemplated by this Agreement or the other Financing Documents.

         Section 5.13 DEFAULTS. No Credit Party is in default nor has any event or circumstance occurred which, but for the passage of time or the giving of notice, or both, would constitute a default (in any respect that could individually or in the aggregate, have a Material Adverse Effect) under any loan or credit agreement, indenture, mortgage, deed of trust, security agreement or other instrument or agreement evidencing or pertaining to any Indebtedness of any Credit Party, or under any agreement or instrument to which any Credit Party is a party or by which any Credit Party is bound. No Default hereunder has occurred and is continuing.

         Section 5.14 CASUALTIES; TAKING OF PROPERTIES. Neither the business nor the Properties of any Credit Party has been affected in a manner that has or could have a Material Adverse Effect as a result of any fire, explosion, earthquake, flood, drought, windstorm, accident, strike or other labor disturbance, embargo, requisition or taking of Property or cancellation of contracts, permits or concessions by any domestic or foreign government or any agency thereof, riot, activities of armed forces or acts of God or of any public enemy.

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

         Section 5.15 COMPLIANCE WITH THE LAW. Except as set forth in Schedule 5.15, no Credit Party:

                  (a) is in violation of any Governmental Requirement; or

                  (b) has failed to obtain any license, permit, right-of-way, franchise or other right or governmental authorization necessary to the ownership of any of their respective Properties or the conduct of their respective business;

which violation or failure could, individually or in the aggregate, have (in the event that such a violation or failure were asserted by any Person through appropriate action) a Material Adverse Effect.

         Section 5.16 NO MATERIAL MISSTATEMENTS. No written information, exhibit, schedule or report prepared by or on behalf of any Borrower and furnished to the Administrative Agent or the Lenders by or at the direction of any Borrower in connection with the negotiation of this Agreement contained any material misstatement of fact or, when such statement is considered with all other written statements furnished to the Lenders in that connection, omitted to state a material fact or any fact necessary to make the statement contained therein not misleading; provided, that, except as provided in Section 5.6(d) no representation or warranty is made with respect to the Projections.

         Section 5.17 INVESTMENT COMPANY ACT. No Borrower is an "investment company" or a company "controlled" by an "investment company" that is incorporated in or organized under the laws of the United States or any "State," as those terms are defined in the Investment Company Act of 1940, as amended. The execution and delivery by the Obligated Parties of this Agreement and the other Financing Documents to which they respectively are parties and their respective performance of the obligations provided for therein, will not result in a violation of the Investment Company Act of 1940, as amended.

         Section 5.18 PUBLIC UTILITY HOLDING COMPANY ACT. No Borrower is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         Section 5.19 CAPITAL STRUCTURE. Schedule 5.19 hereto accurately reflects, as of the date hereof (a) the jurisdiction of incorporation or organization of each Credit Party, (b) each jurisdiction in which each Credit Party is qualified to transact business as a foreign corporation, foreign partnership or foreign limited liability company, (c) the authorized, issued and outstanding Equity of each Credit Party, including the names of (and number of shares or other Equity interest held by) the record and beneficial owners of such securities (other than with respect to the Company). Except as set forth in
Schedule 5.19 hereto, there are no outstanding shareholders agreements, voting agreements or other agreements of any nature which in any way restrict or effect the transfer, pledge or voting of any of the Equity securities of any Credit Party or subject any of such securities to any put, call, redemption obligation or similar right or obligation of any nature.

         Section 5.20 INSURANCE. All policies of fire, liability, workmen's compensation, casualty, flood, business interruption and other forms of insurance owned or held by each Credit Party are sufficient for compliance with all requirements of law and of all agreements to which each Credit Party is a party; are valid, outstanding and enforceable policies; provide adequate insurance coverage in at least such amounts and against at least such risks (but including in any event public liability) as are usually insured against in the same general area by companies engaged in the same or a similar business for the assets and operations of the Credit Parties; and will not in any way be affected by, or terminate or lapse by reason of, the transactions contemplated by this Agreement. All such policies are in full force and





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effect, all premiums with respect thereto have been paid in accordance with their respective terms, and no notice of cancellation or termination has been received with respect to any such policy. Except as provided on Schedule 5.20 hereto, no Credit Party maintains any formalized self-insurance program with respect to its assets or operations or risks with respect thereto. The certificate of insurance delivered to the Lenders pursuant to Section 3.1(f) contains an accurate and complete description of all policies of insurance owned or held by each Credit Party on the Closing Date.

         Section 5.21 ENVIRONMENTAL MATTERS.

                  (a) ENVIRONMENTAL LAWS, ETC. Except as disclosed on Schedule
5.21 hereto, neither any Property of any Credit Party nor the operations conducted thereon violate any applicable order of any court or Governmental Authority or Environmental Laws, which violation could reasonably be expected to have a Material Adverse Effect or which could reasonably be expected to result in remedial obligations having a Material Adverse Effect assuming disclosure to the applicable Governmental Authority of all relevant facts, conditions and circumstances, if any, pertaining to the relevant Property.

                  (b) NO LITIGATION. Except as disclosed on Schedule 5.21 hereto, no Property of any Credit Party nor the operations currently conducted thereon or by any prior owner or operator of such Property or operation, are subject to any existing, pending or, to the knowledge of the Company and each Borrower, threatened action, suit, investigation, inquiry or proceeding by or before any court or Governmental Authority or to any remedial obligations under Environmental Laws.

                  (c) NOTICES, PERMITS, ETC. Except as disclosed on Schedule
5.21 hereto, all notices, permits, licenses or similar authorizations, if any, required to be obtained or filed by any Credit Party in connection with the operation or use of any and all Property of the Credit Parties, including but not limited to past or present treatment, storage, disposal or release of a hazardous substance or solid waste into the environment, have been duly obtained or filed except for those notices, permits, licenses or authorizations the failure of which to obtain could not reasonably be expected to have a Material Adverse Effect assuming disclosure to the applicable Governmental Authority of all relevant facts, conditions and circumstances, if any, pertaining to such operations or use.

                  (d) HAZARDOUS SUBSTANCES CARRIERS. Except as disclosed on
Schedule 5.21 hereto, all hazardous substances or solid waste generated at any and all Property of any Credit Party have in the past been transported, treated and disposed of only by carriers maintaining valid permits under RCRA (or comparable legislative provisions in Canada for Canadian Borrowers) and any other Environmental Law, and only at treatment, storage and disposal facilities maintaining valid permits under RCRA and any other Environmental Law, which carriers and facilities have been and are operating in compliance with such permits.

                  (e) HAZARDOUS SUBSTANCES DISPOSAL. Each Credit Party has taken all reasonable steps necessary to determine and has determined that no hazardous substances or solid waste has been disposed of or otherwise released and there has been no threatened release of any hazardous substances on or to any Property of any Credit Party except in compliance with Environmental Laws.

                  (f) NO CONTINGENT LIABILITY. The Credit Parties have no contingent liability in connection with any release or threatened release of any hazardous substance or solid waste into the environment other than such contingent liabilities at any one time and from time to time which could not reasonably be expected to exceed $1,000,000.



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

         Section 5.22 SOLVENCY. Each Credit Party is Solvent, both before and after giving affect to the Acquisition Transactions and the incurrence of all Lender Indebtedness to be incurred in connection therewith.

         Section 5.23 EMPLOYEE MATTERS. Except as disclosed on Schedule 5.23, no Credit Party, nor any of their respective employees, is subject to any collective bargaining agreement. There are no strikes, slowdowns, work stoppages, union organizing campaigns or representation petitions, unfair labor practices or labor disputes pending or, to the best knowledge of the Borrowers, threatened against any Credit Party, or their respective employees, which could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. As of the Closing Date, except as set forth in Schedule 5.23, no employees are subject to an employment contract or other arrangement obligating a Credit Party to pay an employee an amount in excess of such employee's regular salary, wages or benefits (whether or not such payment is based on a contingent event including but not limited to termination of employment or change of control of a Credit Party).

         Section 5.24 REAL PROPERTY. Schedule 5.24 hereto accurately reflects, as of the date hereof, all Real Property in which any Credit Party holds any right, title or interest including any leasehold interest. Schedule 5.24 further accurately reflects, in respect of each parcel of Real Property described thereon, the name of the Credit Party which is the owner and holder of record title thereto, the nature of the interest of the Credit Parties therein (fee, leasehold or other), and, in the case of any leasehold interest described therein, the name of the landlord under such lease and a description of such lease, including all amendments thereto. No Credit Party is in monetary default or in default of any other material obligation under any such Lease, and, to each Borrower's knowledge, no landlord under any such lease is in default of any material obligation of such landlord thereunder. No Credit Party has received any written notice alleging any default or any written notice of actual or threatened termination or cancellation of any such lease.

         Section 5.25 PERFECTION CERTIFICATE; SCHEDULES TO OTHER FINANCING DOCUMENTS. All information in each Perfection Certificate and all information set forth in all disclosure schedules to each of the other Financing Documents is true, correct and complete.

         Section 5.26 EXISTING INDEBTEDNESS. Schedule 5.26 hereto contains an accurate and complete list and description of all Existing Indebtedness of the Credit Parties on the Closing Date prior to giving effect to the repayment of any such Indebtedness to be repaid on the Closing Date, and including, with respect to each such item of Existing Indebtedness: (a) the current lender or holder of such Indebtedness, (b) the principal amount of such Indebtedness on the Closing Date, (c) a description of the material loan agreements, promissory notes and other documents evidencing, governing or otherwise pertaining to such Indebtedness, and (d) a description of all property which stands as security for such Indebtedness.

         Section 5.27 PURCHASE DOCUMENTS. Borrowers have provided to the Administrative Agent a true and correct copy of the Purchase Agreement and all other material documents, instruments and agreements entered into by and between or among any Credit Party and the Sellers related to the Acquisition, including all amendments and modifications thereto (whether characterized as an amendment, modification, waiver, consent or similar document) (collectively, the "PURCHASE DOCUMENTS"). No material rights or obligations of any party to any of the Purchase Documents have been waived and no party to any of the Purchase Documents is in default of its obligations or in breach of any representations or warranties made thereunder. Each of the Purchase Documents is a valid, binding and enforceable obligation of each party thereto in accordance with its terms and is in full force and effect. Each representation and warranty made by each party in the Purchase Documents is true and correct on the date hereof and will be true and correct on the Closing Date.



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         Section 5.28 REPRESENTATIONS WITH RESPECT TO CERTAIN CREDIT PARTIES.
None of Precision International, Maverick International or Exchangeco (a) conducts any business or operations, (b) owns, leases, licenses or otherwise has the right to use any Property (other than Exchangeco's ownership of all of the issued and outstanding Equity of Tube Canada), (c) has any liabilities or obligations to any Person, or (d) has any employees.

         Section 5.29 ACCOUNTS. Other than the accounts specifically permitted by Section 7.18 hereof, none of the Borrowers maintains any account with any bank or other depository institution into which any cash or cash equivalents are deposited or cash or cash equivalents or maintained.

                                   ARTICLE 6
                              AFFIRMATIVE COVENANTS

         So long as any Lender has any Commitment hereunder or any Loan remains unpaid or any Revolving Credit Exposure remains outstanding, each Borrower will at all times comply with the following covenants; provided, that, notwithstanding anything to the contrary set forth in any Section of this
Article 6, no Canadian Borrower will be obligated to cause anyone other than other Canadian Borrowers to comply with the covenants of this Article 6 or be obligated in regard to any such covenants to the extent they do not relate to the Canadian Borrowers or any of them; provided, that the non-performance of such covenants with respect to the US Borrowers (even though the Canadian Borrowers are not obligated to ensure compliance with such covenants) will, subject to Article 8, give rise to Events of Default and will result in Canadian Administrative Agent, Administrative Agent and Canadian Lenders having the right to exercise all rights and remedies applicable upon an Event of Default, including, without limitation, rights and remedies with respect to the Canadian Borrowers and their assets.

         Section 6.1 MAINTENANCE AND COMPLIANCE, ETC. Each Borrower will and will cause each other Credit Party to (a) observe and comply with all Governmental Requirements, except where failure to do so could not reasonably be expected to have a Material Adverse Effect, and (b) preserve and maintain its corporate existence. Notwithstanding the foregoing, the Precision Transactions shall be expressly permitted hereunder.

         Section 6.2 PAYMENT OF TAXES AND CLAIMS, ETC. Each Borrower will pay, and cause each other Credit Party to pay, (a) all material taxes, assessments and governmental charges imposed upon it or upon its Property, and (b) all material claims (including, but not limited to, claims for labor, materials, supplies or services) which could reasonably be expected, if unpaid, to become a Lien upon its Property, unless, in each case, the validity or amount thereof is being contested in good faith by appropriate action or proceedings and the Borrowers have made adequate reserves for the payment thereof if required in accordance with GAAP.

         Section 6.3 FURTHER ASSURANCES. Each Borrower will and will cause each other Obligated Party to cure promptly any defects in the creation and issuance of the Notes, and the execution and delivery of the Financing Documents, including this Agreement. Each Borrower at its expense will, as promptly as practical, execute and deliver to the Administrative Agent or the applicable Issuing Bank upon request all such other and further documents, agreements and instruments (or cause any of the other Obligated Parties to take such action) in compliance with or performance of the covenants and agreements of the Borrowers in the Financing Documents, including this Agreement, or to further evidence and more fully describe the Collateral, or to correct any omissions in the Financing Documents, or more fully to state the security obligations set out herein or in any of the Financing Documents, or to perfect, protect or preserve




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any Liens created pursuant to any of the Financing Documents, or to make any recordings, to file any notices, or obtain any consents, all as may be necessary or appropriate in connection therewith.

         Section 6.4 PERFORMANCE OF OBLIGATIONS. Each Borrower will pay or cause to be paid, the Notes with respect to which it is a maker or guarantor according to the reading, tenor and effect thereof; and each Borrower will do and perform every act and discharge all of the obligations provided to be performed and discharged by it under the Financing Documents, including this Agreement, at the time or times and in the manner specified, and cause each other Credit Party to take such action with respect to their obligations to be performed and discharged under the Financing Documents to which they respectively are parties.

         Section 6.5 INSURANCE. Each Borrower will and will cause each of the other Credit Parties to maintain or cause to be maintained, with financially sound and reputable insurers, insurance with respect to their respective Properties and business against such liabilities, casualties, risks and contingencies and in such types (including business interruption insurance, marine insurance insuring all Included-In-Transit Inventory, and flood insurance) and amounts as Administrative Agent shall require and as shall be required in accordance with any Governmental Requirement. Each Borrower will obtain endorsements to the policies naming the Administrative Agent or Canadian Administrative Agent, as applicable, as a loss payee and as an additional insured, as applicable, and containing provisions that such policies will not be canceled without 30 days prior written notice having been given by the insurance company to the Administrative Agent or Canadian Administrative Agent, as applicable.

         Section 6.6 ACCOUNTS AND RECORDS. Each Borrower will keep and will cause each of the other Credit Parties to keep proper books of record and account in accordance with GAAP.

         Section 6.7 RIGHT OF INSPECTION. Each Borrower will permit and will cause each of the other Credit Parties to permit any officer, employee or agent of the Administrative Agent or any Lender to visit and inspect any of the Properties of the Credit Parties, examine any Credit Party's books of record and accounts, take copies and extracts therefrom, and discuss the affairs, finances and accounts of the Credit Parties with any Credit Party's executive officers, accountants and auditors, as often and all at such reasonable times during normal business hours and upon reasonable advance notice all as may be reasonably requested by the Administrative Agent or the Required Lenders; provided, that, such inspection rights shall not be limited or conditioned by reasonable prior notice or reasonable times during the existence of a Default or Event of Default without limiting the foregoing, the Borrowers agree to hold a meeting with all Lenders at least once a year to discuss the business and affairs of the Borrowers.

         Section 6.8 OPERATION AND MAINTENANCE OF PROPERTY. Each Borrower will, and will cause each other Credit Party to, operate its Properties or cause its Properties to be operated and maintained (a) in accordance with prudent industry practice in all material respects and in compliance in all material respects with the terms and provisions of all applicable leases, contracts and agreements and (b) in compliance with all applicable laws of the jurisdiction in which such Properties may be situated, and all applicable laws, rules and regulations of every other Governmental Authority from time to time constituted to regulate the ownership and operation of such Properties, except where the noncompliance therewith could not reasonably be expected to cause or result in a Material Adverse Effect.

         Section 6.9 NEW SUBSIDIARIES; ADDITIONAL LIENS.

                  (a) If at any time after the Closing Date, any Borrower creates or acquires (subject to Section 7.6, Section 7.16, and Section 7.17) any one or more Subsidiaries (a "NEW SUBSIDIARY") each Borrower shall cause such New Subsidiary to execute and deliver, at the time of such Subsidiary's creation or acquisition, to (1) the Administrative Agent a Borrower Joinder Agreement (a "Borrower Joinder Agreement") in the form of Exhibit N, attached hereto pursuant to which such Subsidiary



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
becomes a party to this Credit Agreement and a U.S. or Canadian Borrower hereunder as applicable, (2) the Administrative Agent, if such New Subsidiary is a US Credit Party, for the benefit of Administrative Agent, the Lenders and the Issuing Banks, (i) an Addendum to the Guaranty and Security Agreement in the manner contemplated by Section 8.13 of the Guaranty and Security Agreement, and
(ii) other appropriate Security Instruments covering such New Subsidiary's Property as security for the Lender Indebtedness, in form and substance acceptable to the Administrative Agent, and (3) Canadian Administrative Agent, if such New Subsidiary is a Canadian Credit Party, for the benefit of Canadian Administrative Agent, the Lenders and the Issuing Banks, (i) an Addendum to the Canadian Security Agreement in the manner contemplated by Section 7.13 of the Canadian Security Agreement, and (ii) other appropriate Security Instruments covering such New Subsidiary's Property as security for the Canadian Lender Indebtedness, in form and substance acceptable to the Canadian Administrative Agent.

                  (b) In connection with the execution and delivery of any Borrower Joinder Agreement, Addendum or Security Document pursuant to this
Section 6.9, the Borrowers shall, or shall cause the relevant New Subsidiary to, deliver to the Administrative Agent or the Canadian Administrative Agent, as applicable, for the benefit of Lenders, resolutions, member or partner consents, certificates, legal opinions and such other related documents as shall be reasonably requested by the Administrative Agent and Canadian Administrative Agent and consistent with the relevant forms and types thereof delivered on the Closing Date or as shall be otherwise reasonably acceptable to the Required Lenders. Each Security Instrument delivered pursuant to this Section 6.9 shall be deemed to be a Security Instrument from and after the date of execution thereof.

         Section 6.10 REPORTING COVENANTS. So long as any Lender has any Commitment hereunder or any Loan remains unpaid or any Revolving Credit Exposure remains outstanding, the Company and the Borrowers will furnish the following to each of the Lenders:

                  (a) ANNUAL FINANCIAL STATEMENTS. As soon as available and in any event within 90 days after the end of each Fiscal Year, consolidating and consolidated balance sheets of the Company and its Subsidiaries as at the end of such year and the related consolidating and consolidated statements of income, retained earnings and cash flows of the Company and its Subsidiaries for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, all in reasonable detail and accompanied by the unqualified report thereon of independent public accountants of recognized national standing, which report shall state that such consolidated financial statements present fairly the consolidated financial condition as at the end of such Fiscal Year, and the consolidated results of operations and cash flows for such Fiscal Year, of the Company and its Subsidiaries in accordance with GAAP, applied on a consistent basis; provided, that, the consolidating balance sheets and consolidating statements of income, retained earnings and cash flow of the Company and its Subsidiaries are not required to be audited.

                  (b) MONTHLY FINANCIAL STATEMENTS. As soon as available and in any event within 30 days after the end of each calendar month of the Company, consolidating and consolidated balance sheet of the Company and its Subsidiaries as at the end of such month and the related consolidating and consolidated statements of income, retained earnings and cash flows of the Company and its Subsidiaries for such calendar month and for the portion of the Company's Fiscal Year ended at the end of such month, setting forth in each case in comparative form the figures for the corresponding month and the corresponding portion of the Company's previous Fiscal Year, all in reasonable detail and certified by a Responsible Officer that such financial statements are complete and correct and fairly present the consolidated financial condition as at the end of such calendar month, and the consolidating and consolidated results of operations and cash flows for such calendar month and such portion of the Company's Fiscal Year, of the Company and its Subsidiaries in accordance with GAAP (subject to normal, year-end adjustments and the absence of footnotes).

                  (c) NO DEFAULT/COMPLIANCE CERTIFICATE. Together with the financial statements required pursuant to Section 6.10(a) and Section 6.10(b) above, a certificate of the Company, which shall be substantially in the form of Exhibit O hereto and signed by a Responsible Officer (1) stating that a review of such financial statements during the period covered thereby and of the activities of the Company and its Subsidiaries has been made under such Responsible Officer's supervision with a view to determining whether the Company and its Subsidiaries have fulfilled in all material respects all of their obligations under this Agreement, the other Financing Documents, and the Notes;
(2) stating that the Company and its Subsidiaries have fulfilled in all material respects their obligations under such instruments and that all representations made in this Agreement continue to be true and correct in all material respects (or specifying the nature of any change), or if there shall be a Default or Event of Default, specifying the nature and status thereof and the Company's proposed response thereto; (3) demonstrating in reasonable detail compliance (including, but not limited to, showing all material calculations) as at the end of such Fiscal Year or such Fiscal Quarter with Section 7.1(a), Section 7.2(f),
Section 7.2(g), Section 7.2(h), and Section 7.15; (4) containing or accompanied by such financial or other details, information and material as the Administrative Agent may reasonably request to evidence such compliance; and (5) stating that no event has occurred or condition exists that has had or reasonably could be expected to have a Material Adverse Effect.

                  (d) MANAGEMENT LETTERS. Together with the financial statements required pursuant to Section 6.10(a) above, copies of each management letter, if any, issued to the Company by such accountants promptly following consideration or review by the Board of Directors of the Company, or any committee thereof (together with any response thereto prepared by the Company).

                  (e) TITLE INFORMATION. Within a reasonable time after a request by the Administrative Agent, additional title information in form and substance acceptable to the Required Lenders as is reasonably necessary covering the Collateral so that the Lenders shall have received, together with the title information previously received by the Lenders, satisfactory title information covering all of the Collateral.

                  (f) EVENTS OR CIRCUMSTANCES WITH RESPECT TO COLLATERAL. Promptly after the occurrence of any event or circumstance concerning or changing any of the Collateral that could have a Material Adverse Effect, notice of such event or circumstance in reasonable detail.

                  (g) BORROWING BASE REPORTS; PERFECTION CERTIFICATE UPDATE. As soon as available, and in any event on or before the 20th day of each calendar month (or the next succeeding Business Day if such day is not a Business Day),
(1) a Canadian Borrowing Base Report and a US Borrowing Base Report, dated and reflecting the US Borrowing Base and US Maximum Available Amount and the Canadian Borrowing Base and Canadian Maximum Available Amount as of the close of business on the last Business Day of the preceding calendar month (subject to Borrower's rights to make Permitted Borrowing Base Adjustments), (2) a Perfection Certificate Update prepared as of the close of business on the last Business Day of the preceding calendar month, (3) an accounts receivable aging, payables aging and inventory aging prepared as of the close of business on the last Business Day of the preceding calendar month, and (4) a summary of all Swap Agreements to which any Borrower is subject as of the last Business Day of the preceding calendar month, in form, substance and detail acceptable to the Administrative Agent; provided, however, (x) at any time that Excess Availability shall be below $30,000,000, the Administrative Agent, in its discretion, may require the delivery of reports setting forth the Eligible Accounts and Eligible Bill and Hold Accounts components of the US Borrowing Base and Canadian Borrowing Base more frequently than monthly (including daily) in which event the US Borrowing Base and Canadian Borrowing Base (as applicable) would be adjusted immediately upon delivery of such reports based on the Eligible Accounts and Eligible Bill and Hold Accounts reflected in such reports, and (y) at any time that Excess Availability shall be below $15,000,000, the Administrative

Agent, in its discretion, may require the delivery of reports setting forth the Eligible Inventory, Eligible Included-in-Transit Inventory, Eligible WIP Inventory, and Eligible Bailee Inventory on a weekly basis, in which event the Eligible Inventory, Eligible Included-in-Transit Inventory, Eligible WIP Inventory, and Eligible Bailee Inventory, components of the US Borrowing Base and Canadian Borrowing Base (as applicable) would be adjusted immediately upon delivery of such reports. In the event more frequent reporting of the accounts and inventory components of the US Borrowing Base and the Canadian Borrowing Base is required pursuant to this Section 6.10(g), such reports shall be in the form of the Interim Account Reports attached hereto as Exhibits P-1 and P-2, as applicable, and the Inventory Designation Reports attached hereto as Exhibits Q-1 and Q-2, as applicable.

                  (h) NOTICE OF CERTAIN EVENTS. Promptly after any Borrower learns of the receipt or occurrence of any of the following, a certificate of the Borrowers, signed by a Responsible Officer specifying (1) any official notice of any violation, possible violation, non-compliance or possible non-compliance, or claim made by any Governmental Authority pertaining to all or any part of the Properties of any Credit Party which could reasonably be expected to have a Material Adverse Effect; (2) any event which constitutes a Default or Event of Default, together with a detailed statement specifying the nature thereof and the steps being taken to cure such Default or Event of Default; (3) the receipt of any notice from, or the taking of any other action by, the holder of any promissory note, debenture or other evidence of Indebtedness in excess of $1,000,000 of any Credit Party with respect to a claimed default, together with a detailed statement specifying the notice given or other action taken by such holder and the nature of the claimed default and what action the Borrowers are taking or propose to take with respect thereto;
(4) any default or noncompliance of any party to any of the Financing Documents with any of the terms and conditions thereof or any notice of termination or other proceedings or actions which could reasonably be expected to adversely affect any of the Financing Documents; (5) the creation, dissolution, merger or acquisition of any Credit Party; (6) any event or condition not previously disclosed to Administrative Agent, which violates any Environmental Law or which could reasonably be expected to have a Material Adverse Effect; (7) any material amendment to, termination of, or default under any material contract or any execution of, or material amendment to, termination of, or material default under, any material collective bargaining agreement; or (8) any event or condition which may reasonably be expected to have a Material Adverse Effect.

                  (i) SHAREHOLDER COMMUNICATIONS, FILINGS. Promptly upon the mailing, filing, or making thereof, copies of all registration statements, periodic reports and other documents (excluding the related exhibits except to the extent expressly requested by the Administrative Agent) filed by any Credit Party with the Securities and Exchange Commission (or any successor thereto) or any national or Canadian regional securities exchange or provincial securities commission.

                  (j) LITIGATION. Promptly after the occurrence thereof, notice of the institution of or any material adverse development in any action, suit, claim, grievance or proceeding or any governmental investigation or any arbitration, before any arbitrator or any Governmental Authority, or pursuant to any collective bargaining agreement against any Credit Party or any material Property of any thereof, in which the amount involved is material and is not covered by insurance or which, if adversely determined, would have a Material Adverse Effect.

                  (k) ERISA. Promptly after (1) any Credit Party obtaining knowledge of the occurrence thereof, notice that an ERISA Termination Event or a "prohibited transaction," as such term is defined in Section 406 of ERISA or
Section 4975 of the Code, with respect to any Plan has occurred (for which there is no exemption), which such notice shall specify the nature thereof, the Borrowers' proposed response thereto (and, if applicable, the proposed response thereto of any Subsidiary of the Borrowers and of any ERISA Affiliate) and, where known, any action taken or proposed by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto, (2) any Credit Party's obtaining knowledge thereof, copies of any notice of the PBGC's intention to terminate or to have a trustee appointed to administer any Plan, and (3) the filing thereof with any Governmental Authority copies of each annual and other report (including applicable schedules) with respect to each Plan or any trust created thereunder (if requested by the Administrative Agent).

                  (l) BORROWING BASE AUDIT. Two times during any Fiscal Year, as of a date to be designated by the Administrative Agent, but at the cost of the Borrowers, a report of a collateral field examiner approved by the Administrative Agent in writing and reasonably acceptable to the Borrowers (which may be the Administrative Agent or an affiliate thereof) with respect to the Eligible Accounts, Eligible Included-In-Transit Inventory, Eligible Bailee Inventory and Eligible Inventory components for each of the Borrowers included in the US Borrowing Base and the Canadian Borrowing Base and such other matters regarding the Credit Parties or the Collateral as Administrative Agent or Canadian Administrative Agent shall reasonably require, and after the occurrence and during the continuance of a Default or if Excess Availability shall fall below $15,000,000, the Administrative Agent shall have the option to receive at the cost of the Borrowers such additional reports as the Administrative Agent or the Required Lenders shall reasonably request.

                  (m) ANNUAL BUDGET. As soon as available and in any event not later than 30 days prior to the end of each Fiscal Year, a budget of the Company and its Subsidiaries on a consolidating and consolidated basis for the succeeding Fiscal Year (prepared on a quarterly basis), reviewed by the Board of Directors of the Company, setting forth in reasonable detail, the projected revenues and expenses of the Company for such Fiscal Years.

                  (n) EXCESS CASH FLOW CERTIFICATE. Not later than March 31, of each year, beginning March 31, 2003 the Company's calculation of its consolidated US Excess Cash Flow and Canadian Excess Cash Flow for the Fiscal Year ending the immediately preceding December 31.

                  (o) INVENTORY APPRAISALS. Once during any Fiscal Year, the Administrative Agent may require, at the cost of the Borrowers, an appraisal of the Borrower's inventory in scope and detail and prepared by an independent appraisal firm acceptable to Administrative Agent; provided, that after the occurrence and during the continuance of a Default, the Administrative Agent shall have the option to receive at the cost of the Borrowers such additional inventory appraisals as the Administrative Agent or the Required Lenders shall reasonably request. If an Event of Default exists, the Administrative Agent shall require an inventory appraisal if the most recently conducted inventory appraisal is more than one year old.

                  (p) OTHER INFORMATION. With reasonable promptness, such other information about the business and affairs and financial condition of any Credit Party as Administrative Agent may reasonably request from time to time, including, without limitation, monthly accounts receivable aging and reconciliation, accounts payable aging and reconciliation, sales reports and inventory designations.

                                   ARTICLE 7
                               NEGATIVE COVENANTS

         Notwithstanding anything to the contrary set forth in any Section of this Article 7, no Canadian Borrower will be obligated to cause anyone other than other Canadian Borrowers to comply with the covenants of this Article 7 or be obligated in regard to any such covenants to the extent they do not relate to the Canadian Borrowers or any of them; provided, that the non-performance of such covenants with respect to the US Borrowers (even though the Canadian Borrowers are not obligated to ensure compliance with such covenants) will, subject to Article 8, give rise to Events of Default and will result in Canadian Administrative Agent, Administrative Agent and Canadian Lenders having the right to exercise all rights and remedies applicable upon an Event of Default, including, without limitation, rights and remedies with respect to the Canadian Borrowers and their assets. So long as any Lender has any Commitment hereunder or any Loan remains unpaid or any Revolving Credit Exposure remains outstanding, neither the Company nor the Borrowers will:

         Section 7.1 FINANCIAL COVENANTS. Permit the Fixed Charge Coverage Ratio for any period of to be less than the ratio for the period indicated below:

                           Period                               Ratio
                           ------                               -----
                  Three months ending June 30, 2002           1.10 to 1.00
                  Six months ending September 30, 2002        1.10 to 1.00
                  Nine months ending December 31, 2002        1.10 to 1.00
                  Twelve months ending March 31, 2003         1.10 to 1.00
                  Each Rolling Period ending during the
                  period beginning with the Rolling Period
                  ending June 30, 2003 and continuing
                  through and including the Rolling Period
                  ending March 31, 2004                       1.15 to 1.00
                  Each Rolling Period ending thereafter       1.25 to 1.00

provided, however, Borrowers' obligation to comply with this Section 7.1 shall be suspended for any period for which the Fixed Charge Coverage Ratio is to be tested to the extent that Excess Availability (for this purpose calculated with out giving effect to the Initial Reserve) at all times during the final Fiscal Quarter in such period was never less than $30,000,000.

         Section 7.2 INDEBTEDNESS. Create, incur, assume or suffer to exist, any Indebtedness, other than:

                  (a) the Lender Indebtedness;

                  (b) Indebtedness outstanding on the date hereof which is set forth on Schedule 7.2 but expressly excluding any refinancings, refundings, renewals or extensions thereof;

                  (c) trade or accounts payable (for the deferred purchase price of Property or services) from time to time incurred in the ordinary course of business and guaranties by the US Borrowers given in the ordinary course of business of any such obligations incurred or accrued by any other US Borrower and guaranties by the Canadian Borrowers given in the ordinary course of business of any such obligations incurred or accrued by any other Canadian Borrowers ;

                  (d) obligations for current taxes, assessments and other governmental charges and taxes, assessments or other governmental charges which are not yet due or are being contested in good faith by appropriate action or proceeding promptly initiated and diligently conducted, if reserves required pursuant to Section 6.2 hereof have been established with respect thereto;

                  (e) Indebtedness owing pursuant to Swap Agreements entered into in the ordinary course of business for the purpose of hedging against risks actually incurred by Borrower with respect to interest rates, $/C$ exchange rates and commodity prices;

                  (f) in addition to the Indebtedness permitted by Section 7.2(b) above, Indebtedness in respect of Capital Lease Obligations and purchase money Indebtedness in an aggregate amount not in excess of $4,000,000 outstanding at any time;

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

                  (g) advances made by any US Borrower to any other US Borrower and by Canadian Borrowers to any other Canadian Borrower;

                  (h) other unsecured Indebtedness in an aggregate amount not in excess of $1,000,000 outstanding at any time.

         Section 7.3 LIENS. Create, incur, assume or suffer to exist, any Lien on any of its Property now owned or hereafter acquired to secure any Indebtedness of any Credit Party or any other Person, other than (collectively, the "PERMITTED LIENS"):

                  (a) Liens existing on the date hereof and set forth on
Schedule 7.3;

                  (b) Liens securing the Lender Indebtedness;

                  (c) Liens for taxes, assessments or other governmental charges or levies not yet due or which are being contested in good faith by appropriate action or proceedings and with respect to which reserves required by Section 6.2 hereof are maintained;

                  (d) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen, repairmen, workmen, and other Liens imposed by law created in the ordinary course of business for amounts which are not past due for more than 30 days or which are being contested in good faith by appropriate action or proceedings and with respect to which reserves required by
Section 6.2 are maintained;

                  (e) Liens incurred or deposits or pledges made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, old age or other similar obligations, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money) but not exceeding an aggregate amount outstanding at any time of $1,000,000;

                  (f) minor irregularities in title, easements, rights-of-way, restrictions, servitudes, permits, reservations, exceptions, conditions, covenants and other similar charges or encumbrances not materially interfering with the occupation, use and enjoyment by any Borrower of any of their respective Properties in the normal course of business or materially impairing the value thereof ;

                  (g) any obligations or duties affecting any of the Property of any Credit Party to any municipality or public authority with respect to any franchise, grant, license or permit which do not materially impair the use of such Property for the purposes for which it is held;

                  (h) Liens securing Indebtedness permitted by Section 7.2(f) provided that (1) such Liens relate only to the Property being leased or acquired, (2) the creation of such Lien or the incurrence of the Indebtedness secured by such Lien does not violate this Agreement or any of the other Financing Documents and (3) the principal amount of the Indebtedness being secured does not exceed 80% of the total purchase price of the Property being leased or acquired, and

                  (i) exceptions, qualifications and reservations in respect of title to Real Property under applicable federal, state, provincial, territorial, municipal and local statutes, regulations, laws, by-laws and ordinances but only to the extent of the general application of such matters and not arising as a result of the failure of Borrowers to comply with such matters.

provided, however, that the foregoing list of Permitted Liens is not intended to, and shall not be construed as, subordinating or postponing, or as an agreement to subordinate or postpone, any Lien created by any of the Financing Documents to any such permitted Lien.

         Section 7.4 MERGERS, SALES, ETC. Merge into or with or consolidate or amalgamate with, or permit any other Credit Party to merge into or with or consolidate or amalgamate with, any other Person, or sell, lease or otherwise dispose of, or permit any other Credit Party to sell, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or any part of its Property to any other Person. Notwithstanding the foregoing limitation
(a) the Credit Parties may sell inventory in the ordinary course of business,
(b) any Credit Party may sell, redeem or trade cash equivalent investments permitted under Section 7.6 hereof, (c) any US Borrower shall be permitted to consolidate or merge with any other US Borrower (provided, that, in the case of any merger involving the Company, the Company shall be the surviving entity),
(d) any Canadian Borrower shall be permitted to consolidate, amalgamate or merge with any other Canadian Borrower, (e) any Borrower shall be permitted to sell, assign or convey all or any part of its Property to any US Borrower, (f) any Canadian Borrower shall be permitted to sell, assign or convey all or any part of its Property to any other Canadian Borrower, (g) the Precision Transactions shall be expressly permitted hereunder, (h) the Borrowers may sell assets not material to the operations and business of the Borrowers so long as the aggregate sale price for all assets sold in any Fiscal Year does not exceed $1,000,000, and (i) the US Borrowers may enter into a Lay Down Real Estate Lease with Stone & Webster Construction, Inc., a Louisiana corporation for approximately five acres and certain improvements of the US Borrowers' Longview, Washington facility.

         Section 7.5 DIVIDENDS, ETC. Declare or pay any dividend on its Equity, make any payment to purchase, redeem, retire or otherwise acquire any of its Equity now or hereafter outstanding, return any capital to its stockholders, partners or members, make any distribution of its assets, Equity, obligations or securities to its stockholders, partners or members (an "equity distribution"), except (a) that any Credit Party may make equity distributions to any US Borrower, (b) any Canadian Borrower may make equity distributions to other Canadian Borrowers, (c) the Company may purchase, redeem, retire or otherwise acquire its outstanding Equity (a "STOCK REPURCHASE") so long as (1) Excess Availability was not less than $40,000,000 at any time during the thirty (30) day period ending on the date of such Stock Repurchase assuming that such Stock Repurchase occurred on the first day of such period, (2)Excess Availability will be not less than $40,000,000 immediately after giving effect to such Stock Repurchase, (3) no Default exists or will exist after giving effect to such Stock Repurchase, (4) the aggregate amount paid for all such Stock Repurchases does not exceed (i) $5,000,000 in any period of twelve consecutive months, or
(ii) $10,000,000 during the term of this Agreement, and (d) the Company may pay dividends on its outstanding Equity so long as (i) Excess Availability was not less than $40,000,000 at any time during the thirty (30) day period ending on the date such dividends are paid assuming that such dividends were paid in the first day of such period, (ii) Excess Availability will be not less than $40,000,000 immediately after giving effect to the payment of such dividends,
(iii) no Default exists or will exist after giving effect to the payment of such dividend, (iv) the aggregate amount of all dividends paid does not exceed (1) $5,000,000 in any period of twelve consecutive months, or (2) $10,000,000 during the term of this Agreement.

         Section 7.6 INVESTMENTS, LOANS, ETC. Make, permit or hold any loans to or investments in any Person, or permit any other Credit Party to make, permit or hold any loans to or investments in any Person, other than:

                  (a) investments, loans or advances, the material details of which have been set forth on Schedule 7.6;

                  (b) investments in direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

                  (c) investments in certificates of deposit of maturities less than one year, issued by commercial banks in the United States having capital and surplus in excess of $500,000,000 and having short-term credit ratings of at least A1 and P1 by Standard & Poor's Ratings Group and Moody's Investors Service, Inc., respectively;

                  (d) investments in commercial paper of maturities of not more than 180 days rated the highest credit rating obtainable from Standard & Poor's Ratings Group and Moody's Investors Service, Inc.;

                  (e) investments in securities that are obligations of the United States government purchased by any Credit Party under fully collateralized repurchase agreements pursuant to which arrangements are made with selling financial institutions (being a financial institution having unimpaired capital and surplus of not less than $5,000,000,000 and with short-term credit ratings of at least A1 and P1 by Standard & Poor's Ratings Group and Moody's Investors Service, Inc., respectively) for such financial institutions to repurchase such securities within 30 days from the date of purchase by any Credit Party, and other similar short-term investments made in connection with any Credit Party's cash management practices;

                  (f) investments in money market mutual funds having assets in excess of $2,000,000,000;

                  (g) investments and loans by any US Borrower to or in any other US Borrower and investments and loans by any Canadian Borrower to or in any Canadian Borrower;

                  (h) (1) investments in direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the Government of Canada or of any Canadian province (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the Government of Canada or of such Canadian province), in each case maturing within one year from the date of acquisition thereof; (2) investments in commercial paper maturing within 180 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from CBRS Inc., Dominion Bond Rating Service, Moody's Investor Service, Inc. or Standard and Poor's Corporation; (3) investments in certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of Canada or of any Canadian province which has a combined capital surplus and undivided profits of not less than C$250,000,000; and (4) investments in fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (1) above and entered into with a financial institution satisfying the criteria described in clause
(3) above; and

                  (i) other investments not to exceed an aggregate of $1,000,000 of investments made during the term of this Agreement.

         Notwithstanding the foregoing, investments of the type described in clauses (b), (c), (d), (e), (f) and (h) shall not be permitted to be made or maintained (1) by any Canadian Borrower at any time that Canadian Loans are outstanding hereunder, or (2) by US Borrowers at any time that US Revolving Loans are outstanding hereunder.

         Section 7.7 SALES AND LEASEBACKS. Enter into, any arrangement, directly or indirectly, with any Person whereby any Credit Party shall sell or transfer any Property, whether now owned or hereafter acquired, and whereby any Credit Party shall then or thereafter rent or lease as lessee such Property or any part thereof or other Property which a Credit Party intends to use for substantially the same purpose or purposes as the Property sold or transferred.

         Section 7.8 NATURE OF BUSINESS. Engage in, or permit any other Credit Party to engage in, any business other than the businesses in which they are engaged as of the Closing Date or that are directly related thereto, which businesses in which the Company and each Borrower are currently involved are described in Schedule 7.8 hereto.

         Section 7.9 ERISA COMPLIANCE.

                  (a) Engage in, or permit any ERISA Affiliate to engage in, any transaction in connection with which any US Credit Party or any ERISA Affiliate could be subjected to either a civil penalty assessed pursuant to Sections 502(c), (i) or (l) of ERISA or a tax imposed by Chapter 43 of Subtitle D of the Code which could reasonably be expected to have a Material Adverse Effect;

                  (b) Terminate, or permit any other US Credit Party or any ERISA Affiliate to terminate, any Plan in a manner, or take any other action with respect to any Plan, which could reasonably be expected to result in any material liability of any US Credit Party or any ERISA Affiliate to the PBGC or any other Governmental Authority;

                  (c) Fail to make, or permit any other US Credit Party or any ERISA Affiliate to fail to make, full payment when due of all amounts which, under the provisions of any Plan, agreement relating thereto or applicable law, any US Credit Party or any ERISA Affiliate is required to pay as contributions thereto;

                  (d) Permit to exist, or allow any other US Credit Party or any ERISA Affiliate to permit to exist, any accumulated funding deficiency within the meaning of Section 302 of ERISA or Section 412 of the Code, whether or not waived, with respect to any Plan; (e) Contribute to or assume an obligation to contribute to, or permit any US Credit Party or any ERISA Affiliate to contribute to or assume an obligation to contribute to, any "multiemployer plan" as such term is defined in Section 3(37) or 4001(a)(3) of ERISA;

                  (f) Acquire, or permit any other US Credit Party or any ERISA Affiliate to acquire, an interest in any Person that causes such Person to become an ERISA Affiliate with respect to any US Credit Party or with respect to any ERISA Affiliate of any US Credit Party if such Person sponsors, maintains or contributes to, or at any time preceding such acquisition has sponsored, maintained, or contributed to, any "multiemployer plan" as such term is defined in Section 3(37) or 4001(a)(3) of ERISA;

                  (g) Fail to pay, or cause to be paid, to the PBGC in a timely manner, and without incurring any late payment or underpayment charge or penalty, all premiums required pursuant to Sections 4006 and 4007 of ERISA;

                  (h) Amend, or permit any other US Credit Party or any ERISA Affiliate to amend, a Plan resulting in an increase in current liability such that any US Credit Party or any ERISA Affiliate is required to provide security to such Plan under Section 401(a)(29) of the Code;

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                  (i) Incur, or permit any other US Credit Party or any ERISA
Affiliate to incur, a material liability to or on account of a Plan under Sections 515, 4062, 4063, 4064, 4201 or 4204 of ERISA; or

                  (j) Permit, or allow any other US Credit Party or any ERISA Affiliate to permit, the actuarial present value of the benefit liabilities (computed on an accumulated benefit obligation basis in accordance with GAAP) under all Plans in the aggregate to exceed the current value of the assets of all Plans in the aggregate that are allocable to such benefit liabilities.

                  (k) CANADIAN PLAN COMPLIANCE. As regards to any Canadian
Party:

                           (1) Terminate, or permit to terminate, any Plan in a manner, or take any other action with respect to any Plan, which could reasonably be expected to result in any material liability of such Canadian Credit Party to any Governmental Authority;

                           (2) Fail to make, or permit any other Canadian Credit Party to fail to make, full payment when due of all amounts which, under the provisions of any Plan, agreement relating thereto or applicable law, such Canadian Credit Party is required to pay as contributions thereto, except where the failure to make such payments could not reasonably be expected to have Material Adverse Effect;

                           (3) Permit to exist, or allow any other Canadian Credit Party to permit to exist, any accumulated funding deficiency, whether or not waived, with respect to any Plan in an amount which could reasonably be expected to cause a Material Adverse Effect;

                           (4) Contribute to or assume an obligation to contribute to, or permit any other Canadian Credit Party to contribute to or assume an obligation to contribute to, any "specified multi-employer plan" as such term is defined in the Employment Pensions Plans Act (Alberta);

                           (5) Acquire, or permit any other Canadian Credit Party to acquire, an interest in any Person if such Person sponsors, maintains or contributes to, or at any time preceding such acquisition has sponsored, maintained, or contributed to any "specified multi-employer plan" as such term is defined in the Employment Pension Plans Act (Alberta);

                           (6) Permit, or allow any other Canadian Credit Party to permit, the actuarial present value of the benefit liabilities (computed on an accumulated benefit obligation basis in accordance with GAAP) under all Plans in the aggregate to exceed the current value of the assets of all Plans in the aggregate that are allocable to such benefit liabilities, in each case only to the extent such liabilities and assets relate to benefits to be paid to employees of such Canadian Credit Party, by an amount that could reasonably be expected to cause a Material Adverse Effect.

         Section 7.10 SALE OR DISCOUNT OF RECEIVABLES. Sell, or allow any other Credit Party to sell, with or without recourse, for discount or otherwise, any notes or accounts receivable.

         Section 7.11 NEGATIVE PLEDGE AGREEMENTS. Create, incur, assume or suffer to exist, any contract, agreement or understanding which in any way prohibits or restricts the granting, conveying, creation or imposition of any Lien on any Property of any Credit Party, or which requires the consent of or notice to other Persons in connection therewith, other than (a) this Agreement and the other Financing Documents and (b) any agreements governing any purchase money Liens or Capital Lease Obligations otherwise permitted hereby provided that any such prohibition or limitation is only effective against the Property financed thereby.

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         Section 7.12 TRANSACTIONS WITH AFFILIATES. Except to the extent otherwise specifically permitted herein, enter into any transaction or series of transactions, with Affiliates of any Credit Party which involve an outflow of money or other Property from any Credit Party to an Affiliate of any Credit Party, including but not limited to repayment of Indebtedness, management fees, compensation, salaries, asset purchase payments or any other type of fees or payments similar in nature except for those which are in the ordinary course of business of the Credit Parties and are on fair and reasonable terms no less favorable than would be obtained in a comparable arm's length transaction with a Person not an Affiliate.

         Section 7.13 UNCONDITIONAL PURCHASE OBLIGATIONS. Enter into or be a party to, or permit any other Credit Party to enter into or be a party to, any material contract for the purchase of materials, supplies or other property or services, if such contract requires that payment be made by it regardless of whether or not delivery is ever made of such materials, supplies or other property or services.

         Section 7.14 EQUITY. Authorize or issue, or permit any other Credit Party to authorize or issue (a) Equity to any Person other than (1) issuances of Equity of the Company if no Change of Control results therefrom, and (2) issuance by any other Credit Party to any of the Borrowers, or (b) any preferred stock or other equity securities providing for the payment of dividends or other distributions on a current basis or a mandatory redemption right existing with regard thereto.

         Section 7.15 CAPITAL EXPENDITURES. Make Capital Expenditures in any Fiscal Year in excess of $25,000,000 in the aggregate for all Borrowers; provided that no Capital Expenditures shall be made (and no Borrower shall enter into any commitment to make any Capital Expenditure) if, before or after giving effect to the making of such Capital Expenditure (or entering into such Commitment), a Default exists or would result therefrom.

         Section 7.16 INTERCOMPANY TRANSACTIONS. Create or otherwise cause or permit to exist or become effective, except as may be expressly permitted or required by the Financing Documents, any consensual encumbrance or restriction of any kind on the ability of any Credit Party to (a) pay dividends or make any other distribution in respect of such Credit Party's Equity or with respect to any other interest or participation in, or measured by, its profits, (b) pay any indebtedness owed any Credit Party, (c) make any loan or advance to any Credit Party, or (d) sell, lease or transfer any of its Property to any Credit Party.

         Section 7.17 ACQUISITIONS; CREATION OF SUBSIDIARIES. Create or acquire any Subsidiary or any asset or operating division of any other Person other than the purchase of inventory in the ordinary course of business and the purchase of capital assets expressly permitted hereunder.

         Section 7.18 ACCOUNTS. The Borrowers will not maintain accounts with any bank or other depository institution or otherwise maintain cash or cash equivalents other than (a) as permitted by Section 7.6 hereof, (b) the Disbursement Accounts and Blocked Accounts maintained with Administrative Agent and Canadian Lockbox Bank, (c) a payroll account maintained by Tube at a local bank in Hickman, Arkansas for the purpose of funding payroll at Tube's Hickman, Arkansas facility, (d) payroll accounts maintained with Canadian Lockbox Bank and Administrative Agent for the limited purpose of funding payroll, (e) lockbox accounts at the Temporary Lockbox Institutions provided that such lockbox accounts shall be closed as soon as reasonably practical following the Closing Date, but not later than September 30, 2002 and provided, further, that such Temporary Lockbox Institutions shall have entered into Tri-Party Agreements with Administrative Agent, (f) the Longview Account provided that such account shall be closed as soon as practical following the Closing Date but not later than July 31, 2002; provided further the Borrowers shall not be permitted to maintain more than $750,000 in the Longview Account unless the depository institution with respect to such account has executed and delivered to Administrative Agent a Restricted Account Agreement, and (g) the Southwest Account and the LaSalle






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Account provided that each such account shall be closed as soon as practical following the Closing Date but not later than May 31, 2002; provided, further, the Borrowers shall not be permitted to maintain more than $750,000 in the Southwest Account or $300,000 in the LaSalle Account unless the depository institution with respect to such account has executed and delivered to Administrative Agent a Restricted Account Agreement. In no event will Borrowers maintain in any payroll account permitted pursuant to this Section 7.18 funds in an amount in excess of the aggregate payroll for one pay period for the employees of such Borrowers paid from such accounts.

         Section 7.19 MODIFICATIONS TO INDEBTEDNESS AGREEMENTS.

                  (a) Amend, modify, or waive any covenant contained then in any instrument, document or agreement governing the Indebtedness of the Credit Parties set forth on Schedule 7.2 hereto or any other Indebtedness permitted by
Section 7.2 hereof if the effect of such amendment, modification, or waiver would be to make the terms of such Indebtedness materially more onerous to any Credit Party;

                  (b) Amend, modify, or waive any provision of any instrument, document or agreement governing the Indebtedness of the Credit Parties set forth on Schedule 7.2 hereto or any other Indebtedness permitted by Section 7.2 hereof if the effect of such amendment, modification or waiver (1) subjects any Credit Party to any additional material obligation, (2) increases the principal thereunder, or (3) accelerates the date fixed for any payment of principal or interest on such Indebtedness.

                  (c) Make any voluntary prepayment of, or optionally redeem, or make any payment in defeasance of, any part of the Indebtedness of the Credit Parties set forth on Schedule 7.2 hereto or any other Indebtedness permitted by
Section 7.2 hereof.

         Section 7.20 FISCAL YEAR. Change its Fiscal Year.

         Section 7.21 MODIFICATION OF PURCHASE DOCUMENTS. Amend, modify or waive any provision of any of the Purchase Documents.

         Section 7.22 NEGATIVE COVENANTS WITH RESPECT TO CERTAIN CREDIT PARTIES. Permit, allow or cause any of Precision International, Maverick International or Exchangeco to (a) conduct any business or operations, (b) own, lease, license or otherwise have the right to use any Property (other than Exchangeco's ownership of all of the issued and outstanding Equity of Tube Canada), (c) incur any liabilities or obligations to any Person, or (d) employ any employees.

                                   ARTICLE 8
                                EVENTS OF DEFAULT

         Upon the occurrence and during the continuance of any of the following specified events (each an "EVENT OF DEFAULT"):

         Section 8.1 PAYMENTS.

                  (a) Any of the Borrowers shall fail to pay when due (including, but not limited to, any mandatory prepayment required pursuant to Section 2.11) any principal of any Loan or any Note, or any Reimbursement Obligation or any fee or any other amount payable hereunder or under the Fee Letter or any other Financing Document; or

                  (b) any of the Borrowers shall fail to pay when due any interest on any Loan or any Note and such failure to pay shall continue unremedied for a period of three days.



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         Section 8.2 COVENANTS WITHOUT NOTICE. Any of the Borrowers shall fail to observe or perform any covenant or agreement contained in Article 4, Section 6.1, Section 6.5, Section 6.7, Section 6.10 or Article 7.

         Section 8.3 OTHER COVENANTS. Any Borrower shall fail to observe or perform any covenant or agreement contained in this Agreement, other than those referred to in Section 8.1 or Section 8.2 and, if capable of being remedied, such failure shall remain unremedied for 20 days after the earlier of (a) any Credit Party's obtaining knowledge thereof, or (b) written notice thereof shall have been given to the Company or any Borrower by any Lender, any Issuing Bank, Canadian Administrative Agent or Administrative Agent.

         Section 8.4 OTHER FINANCING DOCUMENT OBLIGATIONS. Default is made in the due observance or performance by any Borrower or any other Obligated Party of any of the covenants or agreements contained in any Financing Document other than this Agreement, and such default continues unremedied beyond the expiration of any applicable grace period which may be expressly allowed under such Financing Document.

         Section 8.5 REPRESENTATIONS. Any representation, warranty or statement made or deemed to be made by any Borrower or any other Obligated Party or any of any Borrower's or any other Obligated Party's officers herein or in any other Financing Document, or in any certificate, request or other document furnished pursuant to or under this Agreement or any other Financing Document, shall have been incorrect in any material respect as of the date when made or deemed to be made.

         Section 8.6 NON-PAYMENTS OF OTHER INDEBTEDNESS. Any Credit Party shall fail to make any payment or payments of principal of or interest on any Indebtedness of such Credit Party which Indebtedness is in an aggregate amount of $1,000,000 or greater after giving effect to any applicable grace period.

         Section 8.7 DEFAULTS UNDER OTHER AGREEMENTS. Any Credit Party shall fail to observe or perform any covenant or agreement contained in any agreement(s) or instrument(s) relating to Indebtedness of any Credit Party of $1,000,000 or more in the aggregate within any applicable grace period, or any other event shall occur, if the effect of such failure or other event is to accelerate, or to permit the holder of such Indebtedness or any other Person to accelerate, the maturity of $1,000,000 or more in the aggregate of such Indebtedness; or $1,000,000 or more in the aggregate of any such Indebtedness shall be, or if as a result of such failure or other event may be, required to be prepaid (other than prepayments resulting from excess cash flow) in whole or in part prior to its stated maturity.

         Section 8.8 BANKRUPTCY UNDER US LAW. Any Obligated Party (which for the purposes of this Section 8.8 shall not include any Canadian Borrower) shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy" as now or hereafter in effect, or any successor thereto (the "BANKRUPTCY Code"); or an involuntary case is commenced against any Obligated Party shall commence and the petition is not controverted within ten days, or is not stayed or dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or any substantial part of the property of any Obligated Party; or any Obligated Party commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to any Obligated Party or there is commenced against any Obligated Party any such proceeding which remains unstayed or undismissed for a period of 60 days; or any Obligated Party is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or any Obligated Party suffers any appointment of any custodian or the like for it or any substantial part of its Property to continue undischarged or unstayed for a period




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of 60 days; or any Obligated Party makes a general assignment for the benefit of creditors; or any Obligated Party shall fail to pay, or shall state in writing that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or any Obligated Party shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate action is taken by any Obligated Party for the purpose of effecting any of the foregoing.

         Section 8.9 BANKRUPTCY UNDER CANADIAN LAW.

                  (a) Any Canadian Borrower (1) becomes insolvent, or generally does not or becomes unable to pay its debts or meet its liabilities as the same become due, or admits in writing its inability to pay its debts generally, or declares any general moratorium on its indebtedness, or proposes a compromise or arrangement between it and any class of its creditors; (2) commits an act of bankruptcy under the Bankruptcy and Insolvency Act (Canada), or makes an assignment of its property for the general benefit of its creditors under such Act, or makes a proposal (or files a notice of its intention to do so) under such Act; (3) institutes any proceeding seeking to adjudicate it an insolvent, or seeking liquidation, dissolution, winding-up, reorganization, compromise, arrangement, adjustment, protection, moratorium, relief, stay of proceedings of creditors generally (or any class of creditors), or composition of it or its debts or any other relief, under any federal, provincial or foreign Law now or hereafter in effect relating to bankruptcy, winding-up, insolvency, reorganization, receivership, plans of arrangement or relief or protection of debtors (including the Bankruptcy and Insolvency Act (Canada), the Companies' Creditors Arrangement Act (Canada) and any applicable corporations legislation) or at common law or in equity, or files an answer admitting the material allegations of a petition filed against it in any such proceeding; (4) applies for the appointment of, or the taking of possession by, a receiver, interim receiver, receiver/manager, sequestrator, conservator, custodian, administrator, trustee, liquidator or other similar official for it or any substantial part of its property; or (5) threatens to do any of the foregoing, or takes any action, corporate or otherwise, to approve, effect, consent to or authorize any of the actions described in this Section 8.9, or otherwise acts in furtherance thereof or fails to act in a timely and appropriate manner in defense thereof.

                  (b) Any petition is filed, application made or other proceeding instituted against or in respect of any Canadian Borrower: (1) seeking to adjudicate it an insolvent; (2) seeking a receiving order against it under the Bankruptcy and Insolvency Act (Canada); (3) seeking liquidation, dissolution, winding-up, reorganization, compromise, arrangement, adjustment, protection, moratorium, relief, stay of proceedings of creditors generally (or any class of creditors), or composition of it or its debts or any other relief under any federal, provincial or foreign Law now or hereafter in effect relating to bankruptcy, winding-up, insolvency, reorganization, receivership, plans of arrangement or relief or protection of debtors (including the Bankruptcy and Insolvency Act (Canada), the Companies' Creditors Arrangement Act (Canada) and any applicable corporations legislation) or at common law or in equity; or (4) seeking the entry of an order for relief or the appointment of, or the taking of possession by, a receiver, interim receiver, receiver/manager, sequestrator, conservator, custodian, administrator, trustee, liquidator or other similar official for it or any substantial part of its property; and in any case describe in clause (b)(1) through (4) such petition, application or proceeding continues undismissed, or unstayed and in effect, for a period of 60 days after the institution thereof, provided that if an order, decree or judgment is granted or entered (whether or not entered or subject to appeal) against any Canadian Borrower thereunder in the interim, such 60-day period will cease to apply, and provided further that if the Canadian Borrower files an answer admitting the material allegations of a petition filed against it in any such proceeding, such 60-day period will cease to apply.

         Section 8.10 MONEY JUDGMENT. Judgments or orders for the payment of money involving in the aggregate at any time a liability (net of any insurance proceeds or indemnity payments actually received in respect thereof prior to or within 30 days from the entry thereof, or to be received in respect




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thereof in the event any appeal thereof shall be unsuccessful) of more than
$1,000,000, (or the Dollar Equivalent thereof) or that would otherwise have a Material Adverse Effect shall be rendered against any Obligated Party and such judgment or order shall continue unsatisfied in accordance with the terms of such judgment or order (in the case of a money judgment) and in effect for a period of 30 days during which execution shall not be effectively stayed or deferred (whether by action of a court, by agreement or otherwise).

         Section 8.11 DISCONTINUANCE OF BUSINESS. Except as permitted by Section 7.4, any Credit Party shall cease to be principally engaged in the businesses and operations in which such Credit Party was principally engaged on the Closing Date.

         Section 8.12 FINANCING DOCUMENTS. Any Material Provision of any of the Financing Documents after delivery thereof shall for any reason, except to the extent permitted by the terms thereof, cease to be in full force and effect and valid, binding and enforceable (except as enforceability may be limited as stated in Section 5.3) in accordance with its terms, or, in the case of any of the Security Instruments, cease to create a valid and perfected Lien of the priority contemplated thereby on any of the collateral purported to be covered thereby, or any Obligated Party shall so state in writing. As used in this
Section 8.12, "MATERIAL PROVISION" shall mean (a) with respect to this Agreement, or the Notes, any material term, covenant, or agreement set forth therein, and (b) with respect to any other Financing Document, any provision if the validity and enforceability thereof is necessary for such Financing Document to accomplish its stated, or clearly intended, purpose or otherwise necessary in order for any Lender to enforce any material right or remedy under any Financing Document.

         Section 8.13 CHANGE OF CONTROL. The occurrence of a Change of Control.

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, Administrative Agent, upon the written or telex request of the Required Lenders, shall, by written notice to the Borrowers, take any or all of the following actions, without prejudice to the rights of Administrative Agent, the Canadian Administrative Agent any Lender or the holder of any Note, to enforce its claims against any Credit Party: (a) declare the Revolving Credit Commitment, the US Swingline Commitment, and other lending obligations, if any, terminated, whereupon the Revolving Credit Commitment and other lending obligations, if any, of each Lender shall terminate immediately; or (b) declare the entire principal amount of and all accrued interest on all Lender Indebtedness then outstanding to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest, notice of protest or dishonor, notice of acceleration, notice of intent to accelerate or other notice of any kind, all of which are hereby expressly waived by each Credit Party, and thereupon take such action as it may deem desirable under and pursuant to the Financing Documents; provided, that, if an Event of Default specified in Section 8.8 or Section 8.9 shall occur, the result which would occur upon the giving of written notice by Administrative Agent to the Borrowers, as specified in clauses (a) and (b) above, shall occur automatically without the giving of any such notice; or (c) if any US Letter of Credit shall then be outstanding, demand L/C Cover which the US Borrowers shall immediately pay to the Administrative Agent for deposit in a cash collateral account maintained by the Administrative Agent; (d) if any Canadian Letter of Credit shall then be outstanding, demand L/C Cover which the Canadian Borrowers shall immediately jointly and severally pay to the Canadian Administrative Agent for deposit in a cash collateral account maintained by the Canadian Administrative Agent, or (e) if any B/A shall be outstanding, demand B/A Cover which Canadian Borrowers shall immediately jointly and severally pay to the Canadian Administrative Agent for deposit in a cash collateral account maintained by the Canadian Administrative Agent.



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                                   ARTICLE 9
                                     AGENTS

         Section 9.1 APPOINTMENT OF AGENTS. Each Lender (and each Secured Affiliate by and through its affiliated Lender) and each Issuing Bank hereby designates JPMorgan Chase Bank as Administrative Agent, CIT Business Credit Canada Inc. as Canadian Administrative Agent and General Electric Capital Corporation as Documentation Agent as herein specified and as specified in the other Financing Documents. Each Lender (and each Secured Affiliate and Cash Management Affiliate by and through its affiliated Lender) and each Issuing Bank hereby irrevocably authorizes each such Agent to take such action on its behalf under the provisions of this Agreement, the Notes, and the other Financing Documents and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of such Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. Such Agent may perform any of its duties hereunder by or through its agents or employees.

         Section 9.2 LIMITATION OF DUTIES OF AGENTS. No Agent shall have any duties or responsibilities except those expressly set forth in this Agreement and as specified in the other Financing Documents. Neither any Agent nor any of their respective officers, directors, employees or agents shall be liable for any action taken or omitted by it as such hereunder or in connection herewith, unless caused by its or their gross negligence or willful misconduct. The duties of each Agent shall be mechanical and administrative in nature; no Agent shall have by reason of this Agreement a fiduciary relationship in respect of any Lender; and nothing in this Agreement, expressed or implied, is intended to or shall be so construed as to impose upon any Agent any obligations in respect of this Agreement except as expressly set forth herein.

         Section 9.3 LACK OF RELIANCE ON THE AGENTS.

                  (a) INDEPENDENT INVESTIGATION. Independently and without reliance upon any Agent, each Lender, to the extent it deems appropriate, has made and shall continue to make (1) its own independent investigation of the financial condition and affairs of the Credit Parties in connection with the taking or not taking of any action in connection herewith, and (2) its own appraisal of the creditworthiness of the Credit Parties, and, except as expressly provided in this Agreement, and the other Financing Documents, no Agent shall have any responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the consummation of the transactions contemplated herein or at any time or times thereafter.

                  (b) AGENTS NOT RESPONSIBLE. No Agent shall be responsible to any Lender or any Issuing Bank for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, collectability, priority or sufficiency of this Agreement, the Notes, the Letters of Credit or the other Financing Documents or the financial condition of any Obligated Party or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement, the Notes or the other Financing Documents, or the financial condition of any Obligated Party, or the existence or possible existence of any Default or Event of Default.

         Section 9.4 CERTAIN RIGHTS OF THE AGENTS. If any Agent shall request instructions from the Required Lenders with respect to any act or action (including the failure to act) in connection with this Agreement, the Notes and the other Financing Documents, such Agent shall be entitled to refrain from such act or taking such action unless and until such Agent shall have received instructions from the Required Lenders; and no Agent shall incur such liability to any Person by reason of so refraining.




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Without limiting the foregoing, no Lender shall have any right of action whatsoever against any Agent as a result of such Agent acting or refraining from acting under this Agreement, the Notes and the other Financing Documents in accordance with the instructions of the Required Lenders, or to the extent required by Section 10.2, all of the Lenders.

         Section 9.5 RELIANCE BY AGENTS. Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other documentary teletransmission or telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper Person. Each Agent may consult with legal counsel (including counsel for any Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

         Section 9.6 INDEMNIFICATION OF AGENTS. To the extent any Agent is not reimbursed and indemnified by the Borrowers, each Lender will reimburse and indemnify each Agent in accordance with its Credit Percentage for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including reasonable counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against such Agent in performing its duties hereunder, in any way relating to or arising out of this Agreement and by reason of the ordinary negligence of such Agent; provided that no Lender shall be liable to such Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from, as to such Agent, such Agent's gross negligence or willful misconduct.

         Section 9.7 AGENTS IN THEIR INDIVIDUAL CAPACITY. With respect to its obligations under this Agreement, the Loans made by it and the Notes issued to it, each Agent shall have the same rights and powers hereunder as any other Lender or holder of a Note and may exercise the same as though it were not performing the duties, if any, specified herein; and the terms "Lenders", "Required Revolving Lenders", "Required Term Lenders", "Required Lenders," "holders of Notes" or any similar terms shall, unless the context clearly otherwise indicates, include each Agent in its individual capacity. Each Agent may accept deposits from, lend money to, and generally engage in any kind of banking, trust, financial advisory or other business with any Credit Party or any Affiliate of any Credit Party as if it were not performing the duties, if any, specified herein, and may accept fees and other consideration from any Credit Party for services in connection with this Agreement and otherwise without having to account for the same to the Lenders.

         Section 9.8 MAY TREAT LENDER AS OWNER. Each Borrower, each Agent and each Issuing Bank may deem and treat each Lender as the owner of such Lender's Notes for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the Administrative Agent. Any request, authority or consent of any Person who at the time of making such request or giving such authority or consent is the owner of a Note shall be conclusive and binding on any subsequent owner, transferee or assignee of such Note or any promissory note or notes issued in exchange therefor.

         Section 9.9 SUCCESSOR AGENT.

                (a) RESIGNATION. Each Agent may resign at any time by giving written notice thereof to the Lenders, the Issuing Banks and the Borrowers and may be removed at any time with or without cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right, upon five days' notice to the Borrowers, to appoint a successor Agent (to act in the same capacity as the resigning or removed Agent), subject to the prior written approval of the Borrowers, such approval not to be unreasonably withheld and not to be required during the existence of a Default or Event of Default.


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If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation or the Required Lenders' removal of the retiring Agent, then, upon five days' notice to the Borrowers, the retiring Agent may, on behalf of the Lenders, appoint a successor Agent (subject to approval of the Borrowers, such approval not to be unreasonably withheld and not to be required during the existence of a Default or Event of Default), which (1) if the resigning or removed Agent was the Administrative Agent shall be a bank which maintains an office in the United States, or a commercial bank organized under the laws of the United States of America or of any State thereof, or any Affiliate of such bank, having a combined capital and surplus of at least $250,000,000, and (2) the resigning or removed Agent was the Canadian Administrative Agent, shall be an entity that is not a non-resident of Canada for purposes of the Income Tax Act (Canada).

                  (b) RIGHTS, POWERS, ETC. Upon the acceptance of any appointment as an Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Agent under this Agreement.

         Section 9.10 DOCUMENTATION AGENT. Notwithstanding anything contained in this Article 9 or any other Financing Document to the contrary, the Documentation Agent shall have no right, power, obligation, liability, responsibility or duty under this Agreement or any other Financing Document other than those applicable to all Lenders as such.

                                   ARTICLE 10
                                  MISCELLANEOUS

         Section 10.1 NOTICES. All notices, requests and other communications to any party hereunder shall be in writing (including, telecopy or similar teletransmission or writing) and shall be given to such party at its address or telecopy number set forth on the signature pages hereof or such other address or telecopy number as such party may hereafter specify by notice to the Canadian Administrative Agent, Administrative Agent and the Company. Each such notice, request or other communication shall be effective (a) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, or (b) if given by any other means (including, but not limited to, by air courier), when delivered at the address specified on the signature pages hereto; provided that notices to the Administrative Agent or Canadian Administrative Agent shall not be effective until actually and physically received. Any notice to be given to any Borrower or to all Borrowers pursuant to this Agreement or any of the other Financing Documents may be given to the Company or to any other Borrower, and if given to the Company or to any Borrower in the manner set forth in this Section 10.1, such notice shall be deemed to be effective notice to all Borrowers for purposes of this Agreement.

         Section 10.2 AMENDMENTS AND WAIVERS. Neither this Agreement nor any other Financing Document, nor any terms hereof or thereof, may be amended, supplemented or modified except in accordance with the provisions of this
Section 10.2. The Required Lenders may, or, with the written consent of the Required Lenders, the Administrative Agent, shall, from time to time, (x) enter into with the Borrowers, written amendments, supplements or modifications hereto and to the other Financing Documents for the purpose of adding any provisions to this Agreement or to the other Financing Documents or changing in any manner the rights or obligations of the Lenders or the Borrowers hereunder or thereunder or
(y) waive at the Borrowers' request, on such terms and conditions as the Required Lenders or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Financing Documents or any Default and its





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consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall:

                  (a) reduce the amount or extend the scheduled date of maturity of any Loan or any Reimbursement Obligation or of any scheduled installment thereof or reduce the stated rate of any interest or fee payable hereunder or extend the date of any payment thereof or modify any provision that provides for the ratable sharing by the Lenders (or any sub-set of Lenders) of any payment or prepayment of Lender Indebtedness to provide for a non-ratable sharing thereof or increase the amount or extend the expiration date of any Lender's Revolving Credit Commitment or Term Commitment or amend, modify or waive any provision of
Section 2.11(f), (g), (h) or (i) or Section 2.20, in each case without the prior written consent of each Lender directly affected thereby;

                  (b) (i) change the currency in which any Loan or Reimbursement Obligation is payable or amend, modify or waive any provision of this Section
10.2 or reduce the percentage specified in the definition of Required Lenders, in each case without the written consent of all of the Lenders, (ii) reduce the percentage specified in the definition of Required Revolving Lenders without the written consent of all Revolving Lenders, or (iii) reduce the percentage specified in the definition of Required Term Lenders without the written consent of all Term Lenders;

                  (c) release any part of the Collateral, without the written consent of all of the Lenders, except as expressly permitted hereby, provided that the Administrative Agent or the Canadian Administrative Agent, as applicable, shall release (without consent from the Lenders) any Collateral sold, transferred or otherwise disposed of as permitted by Section 7.4;

                  (d) amend, modify or waive any provision of Article 9 without the written consent of the Agent directly affected thereby;

                  (e) amend, modify or waive (1) any Letter of Credit Liability without the written consent of the applicable Issuing Bank or (2) any Letter of Credit without the consent of each Lender if such Letter of Credit, after giving effect to such amendment, modification or waiver, would no longer satisfy the requirements hereof if such Letter of Credit was being issued ab initio at such time, provided that in all cases other than clauses (1) or (2), only the consent of the applicable Issuing Bank shall be required to amend, modify or waive any Letter of Credit;

                  (f) amend the definitions of US Borrowing Base, Eligible Account Advance Percentage, Eligible Account, Eligible Inventory, Eligible Inventory Advance Percentage, Eligible Included-In-Transit Inventory, Eligible Bailee Inventory, US Equipment Component, US Excess Cash Flow Amount, Excess Cash Flow, Eligible Bill and Hold Accounts, Inventory Limit, WIP Limit, Included-in-Transit Limit and the advance rates specified in the definition of US Borrowing Base or the other definitions set forth in this Section 10.2(f) (other than to the extent already permitted to be reduced at the discretion of the Administrative Agent) without the written consent of the Administrative Agent and all of the US Revolving Lenders;

                  (g) amend the definitions of Canadian Borrowing Base, Eligible Account Advance Percentage, Eligible Account, Eligible Inventory, Eligible Inventory Advance Percentage, Eligible Included-In-Transit Inventory, Eligible Bailee Inventory, Canadian Equipment Component, Canadian Excess Cash Flow Amount, Excess Cash Flow, Inventory Limit, WIP Limit, Included-in-Transit Limit and the advance rates specified in the definition of Canadian Borrowing Base or the other definitions set forth in this Section 10.2(g) (other than to the extent already permitted to be reduced at the discretion of the Administrative Agent) without the written consent of all of the Administrative Agent, the Canadian Administrative Agent and all Canadian Lenders; or



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                  (h) amend Section 2.26 without the consent of the US Swingline
Lender.

                  (i) neither Administrative Agent nor Canadian Administrative Agent will foreclose upon, acquire via deed in lieu of foreclosure take possession or operate, (a) the Borrowers' Real Property located in Calgary, Alberta or Conroe, Texas unless and until the Phase II environmental site assessments required by Schedule 3.3 hereof have been completed and reports have been issued thereon and all Lenders have confirmed in writing that no remediation is required by such Lender or that any remediation has been completed to the satisfaction of all Lenders, or (b) the Borrowers' Real Property located in Harris County, Texas or Mississippi County, Arkansas unless Administrative Agent has obtained a Phase II environmental site assessment thereon and reports have been issued thereon and all Lenders have confirmed in writing that no remediation is required or that any remediation, has been completed to the satisfaction of all Lenders.

                  Any waiver and any amendment, supplement or modification pursuant to this Section 10.2 shall apply to each of the Lenders and shall be binding upon each Borrower, the Lenders, the Administrative Agent and all future holders of the Loans. In the case of any waiver, the Borrowers, the Lenders and the Administrative Agent shall be restored to their former position and rights hereunder and under the other Financing Documents, and any Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default, or impair any right consequent thereon.

         Section 10.3 NO WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of any Borrower, any Agent, any Issuing Bank or any Lender or any holder of any Note in exercising any right or remedy under this Agreement or any other Financing Document and no course of dealing between any Borrower and any Agent, any Issuing Bank or any Lender or any holder of any Note shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy under the Notes, this Agreement or any other Financing Document preclude any other or further exercise thereof or the exercise of any other right or remedy under the Notes, this Agreement or any other Financing Document. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which any Borrower, any Agent, any Issuing Bank or any Lender would otherwise have. No notice to or demand on any Borrower not required under the Notes, this Agreement or any other Financing Document in any case shall entitle any Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Agent, any Issuing Bank or the Lenders to any other or further action in any circumstances without notice or demand.

         Section 10.4 PAYMENT OF EXPENSES, INDEMNITIES, ETC. Subject to Section
10.22 herein, each Borrower agrees to (and shall be jointly and severally liable for):

                  (a) EXPENSES. Whether or not the transactions hereby contemplated are consummated, pay all reasonable out-of-pocket costs and expenses of each Agent, and each Issuing Bank in the administration (both before and after the execution hereof and including advice of counsel for each Agent as to the rights and duties of such Agent and the Lenders with respect thereto) of, and in connection with the preparation, execution and delivery of, recording or filing of, preservation of rights under, enforcement of, interpretation of, and, after a Default, refinancing, renegotiation or restructuring of, this Agreement, the Notes, and the other Financing Documents and any amendment, waiver or consent relating thereto (including, but not limited to, the reasonable fees and disbursements, for such purposes, of counsel for each Agent and, after Default, for any of the Lenders) and promptly reimburse such Agent for all amounts expended, advanced, or incurred by such Agent or the Lenders to satisfy any obligation of any Borrower under this Agreement or any other Financing Document;

                  (b) INDEMNIFICATION. INDEMNIFY EACH AGENT, EACH ISSUING BANK AND EACH LENDER, EACH OF THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, REPRESENTATIVES, AGENTS AND AFFILIATES FROM, HOLD EACH OF THEM HARMLESS AGAINST, AND PROMPTLY UPON DEMAND PAY OR REIMBURSE EACH OF THEM FOR, ANY AND ALL ACTIONS, SUITS, PROCEEDINGS (INCLUDING ANY INVESTIGATIONS, LITIGATION OR INQUIRIES), CLAIMS, COSTS, LOSSES, LIABILITIES, DAMAGES OR EXPENSES OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE INCURRED BY OR ASSERTED AGAINST OR INVOLVE ANY OF THEM (WHETHER OR NOT ANY OF THEM IS DESIGNATED A PARTY THERETO) AS A RESULT OF, ARISING OUT OF OR IN ANY WAY RELATED TO (1) ANY ACTUAL OR PROPOSED USE BY ANY BORROWER OF THE PROCEEDS OF ANY OF THE LOANS; OR (2) ANY OTHER ASPECT OF THIS AGREEMENT, THE NOTES, AND THE FINANCING DOCUMENTS, INCLUDING




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BUT NOT LIMITED TO THE REASONABLE FEES AND DISBURSEMENTS OF COUNSEL (INCLUDING
ALLOCATED COSTS OF INTERNAL COUNSEL) AND ALL OTHER EXPENSES INCURRED IN CONNECTION WITH INVESTIGATING, DEFENDING OR PREPARING TO DEFEND ANY SUCH ACTION, SUIT, PROCEEDING (INCLUDING ANY INVESTIGATIONS, LITIGATION OR INQUIRIES) OR CLAIM, AND INCLUDING ALL ACTIONS, SUITS, PROCEEDINGS (INCLUDING ANY INVESTIGATIONS, LITIGATION OR INQUIRIES), CLAIMS, COSTS, LOSSES, LIABILITIES, DAMAGES OR EXPENSES ARISING BY REASON OF ORDINARY NEGLIGENCE OF EACH AGENT, EACH ISSUING BANK AND EACH LENDER, EACH OF THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, REPRESENTATIVES, AGENTS AND AFFILIATES; PROVIDED, HOWEVER, THE PROVISIONS OF THIS SECTION 10.4(B) SHALL NOT APPLY TO ANY ACTION, SUITS, PROCEEDINGS, CLAIMS, COSTS, LOSSES, LIABILITIES, DAMAGES, OR EXPENSES TO THE EXTENT, BUT ONLY TO THE EXTENT, CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE PARTY SEEKING INDEMNIFICATION;

                  (c) ENVIRONMENTAL INDEMNIFICATION. INDEMNIFY AND HOLD HARMLESS FROM TIME TO TIME EACH AGENT, THE ISSUING BANKS AND THE LENDERS, EACH PERSON CLAIMING BY, THROUGH, UNDER OR ON ACCOUNT OF ANY OF THE FOREGOING AND THE RESPECTIVE DIRECTORS, OFFICERS, COUNSEL, EMPLOYEES, AGENTS, AFFILIATES, SUCCESSORS AND ASSIGNS OF EACH OF THE FOREGOING FROM AND AGAINST ANY AND ALL LOSSES, CLAIMS, COST RECOVERY ACTIONS, ADMINISTRATIVE ORDERS OR PROCEEDINGS, DAMAGES AND LIABILITIES (WHICH RELATE TO OR ARISE AS A RESULT OF THE LOANS, THE LETTERS OF CREDIT OR ANY FINANCING DOCUMENT) TO WHICH ANY SUCH PERSON MAY BECOME SUBJECT AND INCLUDING ANY AND ALL LOSSES, CLAIMS, COST RECOVERY ACTIONS, ADMINISTRATIVE ORDERS OR PROCEEDINGS, DAMAGES AND LIABILITIES (WHICH RELATE TO OR ARISE AS A RESULT OF THE LOANS, THE LETTERS OF CREDIT OR ANY FINANCING DOCUMENT) ARISING BY REASON OF THE ORDINARY NEGLIGENCE OF EACH AGENT, THE ISSUING BANKS AND THE LENDERS, EACH PERSON CLAIMING BY, THROUGH, UNDER OR ON ACCOUNT OF ANY OF THE FOREGOING AND THE RESPECTIVE DIRECTORS, OFFICERS, COUNSEL, EMPLOYEES, AGENTS, AFFILIATES, SUCCESSORS AND ASSIGNS OF EACH OF THE FOREGOING
(1) UNDER ANY ENVIRONMENTAL LAW APPLICABLE TO ANY BORROWER OR ANY OF THEIR RESPECTIVE PROPERTIES, INCLUDING WITHOUT LIMITATION, THE TREATMENT OR DISPOSAL OF HAZARDOUS SUBSTANCES ON ANY OF THEIR RESPECTIVE PROPERTIES, (2) AS A RESULT OF THE BREACH OR NON-COMPLIANCE BY ANY CREDIT PARTY WITH ANY ENVIRONMENTAL LAW APPLICABLE TO ANY CREDIT PARTY, (3) DUE TO PAST OWNERSHIP BY ANY CREDIT PARTY OF ANY OF THEIR RESPECTIVE PROPERTIES OR PAST ACTIVITY ON ANY OF THEIR RESPECTIVE PROPERTIES OR PAST ACTIVITY ON ANY OF THEIR RESPECTIVE PROPERTIES WHICH, THOUGH LAWFUL AND FULLY PERMISSIBLE AT THE TIME, COULD RESULT IN PRESENT LIABILITY, (4) THE PRESENCE, USE, RELEASE, STORAGE, TREATMENT OR DISPOSAL OF HAZARDOUS SUBSTANCES ON OR AT ANY OF THE PROPERTIES OWNED OR OPERATED BY ANY CREDIT PARTY, OR (5) ANY OTHER ENVIRONMENTAL, HEALTH OR SAFETY CONDITION IN CONNECTION WITH THIS AGREEMENT, THE NOTES OR ANY OTHER FINANCING DOCUMENT; PROVIDED, HOWEVER, NO INDEMNITY SHALL BE AFFORDED UNDER THIS SECTION 10.4(C) IN RESPECT OF ANY PROPERTY FOR ANY OCCURRENCE ARISING PRIMARILY FROM THE ACTS OR OMISSIONS OF AN AGENT OR ANY LENDER DURING THE PERIOD AFTER WHICH SUCH PERSON, ITS SUCCESSORS OR ASSIGNS SHALL HAVE OBTAINED ACTUAL PHYSICAL POSSESSION OF SUCH PROPERTY (WHETHER BY FORECLOSURE


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OR DEED IN LIEU OF FORECLOSURE, AS MORTGAGEE-IN-POSSESSION OR OTHERWISE); AND

                  (d) ENVIRONMENTAL WAIVER. WITHOUT LIMITING THE FOREGOING PROVISIONS, EACH BORROWER HEREBY DOES WAIVE, RELEASE AND COVENANT NOT TO BRING AGAINST ANY OF THE PERSONS INDEMNIFIED IN THIS SECTION 10.4 ANY DEMAND, CLAIM, COST RECOVERY ACTION OR LAWSUIT THEY MAY NOW OR HEREAFTER HAVE OR ACCRUE (WHICH RELATE TO OR ARISE AS A RESULT OF THE LOANS, THE LETTERS OF CREDIT OR ANY FINANCING DOCUMENT) ARISING FROM (1) ANY ENVIRONMENTAL LAW NOW OR HEREAFTER ENACTED (INCLUDING THOSE APPLICABLE TO ANY BORROWER UNLESS THE ACTS OR OMISSIONS OF ANY SUCH PERSON OR THEIR RESPECTIVE SUCCESSORS AND ASSIGNS ARE THE PRIMARY CAUSE OF THE CIRCUMSTANCES GIVING RISE TO SUCH DEMAND, COST RECOVERY ACTION OR LAWSUIT, (2) THE PRESENCE, USE, RELEASE, STORAGE, TREATMENT OR DISPOSAL OF HAZARDOUS SUBSTANCES ON OR AT ANY OF THE PROPERTIES OWNED OR OPERATED BY ANY CREDIT PARTY, OR (3) THE BREACH OR NON-COMPLIANCE BY ANY CREDIT PARTY WITH ANY ENVIRONMENTAL LAW OR ENVIRONMENTAL COVENANT APPLICABLE TO ANY BORROWER, UNLESS THE ACTS OR OMISSIONS OF SUCH PERSON, ITS SUCCESSORS AND ASSIGNS ARE THE PRIMARY CAUSE OF THE CIRCUMSTANCES GIVING RISE TO SUCH DEMAND, CLAIM, COST RECOVERY ACTION OR LAWSUIT.

If and to the extent that the obligations of the Borrowers under this Section
10.4 are unenforceable for any reason, each Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law. Each Borrower's obligations under this
Section 10.4 shall survive any termination of this Agreement and the payment of the Notes. Notwithstanding the foregoing, in no event shall any Canadian Borrower be required to pay any costs and expenses or indemnify any Person pursuant to this Section 10.4 other than Canadian Administrative Agent, any Issuing Bank with respect to Canadian Letters of Credit or Canadian Lenders each acting in its capacity as such (and the officers, directors, employees, representatives, agents and affiliates of such Persons acting in such capacities).

         Section 10.5 RIGHT OF SETOFF. In addition to and not in limitation of all rights of offset that any Lender or any Issuing Bank may have under applicable law, each Lender or other holder of a Note, or any other Lender Indebtedness shall, upon the occurrence of any Event of Default and at any time during the continuance thereof and whether or not such Lender, such Issuing Bank or such holder has made any demand or Borrower's obligations are matured, have the right at any time and from time to time, without notice to any Borrower (any such notice being expressly waived by each Borrower) to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by any Lender or any Issuing Bank to or for the credit or the account of the applicable Borrower against any and all of the Lender Indebtedness owing to such Lender or such Issuing Bank by such Borrower then outstanding, subject to the provisions of
Section 2.11(f), (g), (h) and (i); provided, that no Lender shall exercise any right of offset with respect to any deposit of any Canadian Borrower to satisfy any Lender Indebtedness which is not Canadian Lender Indebtedness.

         Section 10.6 BENEFIT OF AGREEMENT. The Notes, this Agreement and the other Financing Documents shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, provided that no Borrower may assign or transfer any of its interest hereunder or thereunder without the prior written consent of each Lender.



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         Section 10.7 SUCCESSORS AND ASSIGNS; PARTICIPATIONS AND ASSIGNMENTS.

                  (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Bank that issues any Letter of Credit), except that no Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by any Borrower without such consent shall be null and void). Except as otherwise expressly provided herein, nothing in this Agreement shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby any legal or equitable right, remedy or claim under or by reason of this Agreement.

                  (b) Any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans at the time owing to it) by executing, and causing the assignee thereof to execute, an assignment and acceptance in the form attached hereto as Exhibit R ("ASSIGNMENT AND ACCEPTANCE"); provided that
(1) except in the case of an assignment to a Lender or an Affiliate of a Lender (other than an assignment by a Canadian Lender to a Lender or an Affiliate which is not a resident of Canada for purposes of the Income Tax Act (Canada)), each of the Borrowers and the Administrative Agent (and, in the case of an assignment of all or a portion of a Revolving Commitment or any Lender's obligations in respect of its Revolving Credit Exposure, any Issuing Bank which has outstanding a Letter of Credit) must give their prior written consent to such assignment (which consent shall not be unreasonably withheld), (2) except in the case of an assignment of the entire remaining amount of an assigning Revolving Lender's and its Related Affiliate's Revolving Commitments, the aggregate amount of the Revolving Commitments assigned to an assignee and its Related Affiliates, and the aggregate amount of the Revolving Commitments retained by the assignor and its Related Affiliates after giving effect to such assignment, shall be not less than $5,000,000 (provided that if the Revolving Commitments have expired or terminated, such limits shall apply to the amount of Revolving Credit Exposure assigned and retained), (3) except in the case of an assignment of the entire interest of a Term Lender in the Term Loans held by it, the aggregate principal amount of Term Loans assigned by such Term Lender and the aggregate principal amount of Term Loans retained by such Term Lender after giving affect to such assignment, shall not be less than $5,000,000, (4) no US Revolving Lender shall assign all or any part of its US Revolving Commitment or US Revolving Loans unless such Lender (and its Related Affiliate if applicable) assigns the same percentage of its Canadian Revolving Commitment and Canadian Revolving Loans to the same assignee (or Related Affiliate of the same assignee), (5) no Canadian Lender shall assign all or any part of its Canadian Revolving Commitment or Canadian Revolving Loans unless such Lender (and its Related Affiliate if applicable) assigns the same percentage of its US Revolving Commitment and US Revolving Loans to the same assignee (or Related Affiliate of the same assignee), (6) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500, (7) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire; and provided further that any consent of the Borrowers otherwise required under this paragraph shall not be required if an Event of Default has occurred and is continuing, and (8) so long as JPMorgan Chase Bank shall remain Administrative Agent hereunder, it and its Related Affiliates shall hold aggregate Revolving Credit Commitments (prior to the termination thereof and aggregate Revolving Credit Exposure after giving effect to such termination) which is not less than the aggregate Revolving Credit Commitments (or aggregate Revolving Credit Exposure as applicable) held by General Electric Capital Corporation and its Affiliates (without giving effect to any increase in any such commitments or exposure by General Electric Capital Corporation and its Affiliates after the Closing Date). Subject to acceptance and recording thereof pursuant to Section 10.7(d), from and after the effective date specified in each Assignment and Acceptance the assignee thereunder shall be a party hereto and, to the extent of


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the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Section 2.17,
Section 2.19, Section 2.21 and Section 10.4). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with this
Section 10.7(b). Notwithstanding the foregoing, the US Swingline Lender shall not be permitted to make a partial assignment of the US Swingline Commitment. Notwithstanding anything contained in this Agreement to the contrary, no assignee of a Canadian Lender shall be permitted to seek any indemnification for, or the payment of, any Indemnified Taxes or Other Taxes described in
Section 2.21 hereof or any penalties, interest and reasonable expenses arising therefrom or with respect thereto from any Canadian Borrower, unless amounts payable to the Lender from which the assignee received its assignment (the "assignor") would have also been subject to, or such assignor would have also been required to pay, such Indemnified Taxes or Other Taxes; provided, however, the limitation contained in this sentence shall not apply to any assignees who are assigned their interests hereunder during the existence of a Default or Event of Default.

                  (c) The Administrative Agent, acting for this purpose as an agent of the Borrowers, shall maintain at one of its offices in New York, New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans and Reimbursement Obligations owing to, each Lender pursuant to the terms hereof from time to time (the "REGISTER"). The entries in the Register shall be conclusive, and the Borrowers, the Administrative Agent, the Issuing Banks and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by each Borrower, any Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

                  (d) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in Section 10.7(b) and any written consent to such assignment required by Section 10.7(b), the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

                  (e) Any Lender may, without the consent of any Borrower, the Administrative Agent or any Issuing Bank, sell participations to one or more banks or other entities (a "PARTICIPANT") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans and Reimbursement Obligations owing to it); provided that (1) such Lender's obligations under this Agreement shall remain unchanged,
(2) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (3) each Borrower, Administrative Agent, the Canadian Administrative Agent, the Issuing Banks and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and (4) any Canadian Lender that intends to sell a participation to a Person which is not a resident of Canada for purposes of the Income Tax Act (Canada) shall give prior written notice thereof to the Canadian Borrowers. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in Section 10.2(a) or Section 10.2(b) that affects such Participant, no US Revolving Lender shall sell any participation in its US Revolving Credit Commitments or US Revolving Loans unless such Lender (or its Related Affiliate) sells a participation interest of an equal percentage of its Canadian Revolving Commitment and Canadian Revolving Loans to the same Participant or a Related Affiliate of such Participant, and no Canadian Lender shall sell any participation in its Canadian Revolving Credit Commitments or Canadian Revolving Loans unless such Lender (or its Related Affiliate) sells an equal percentage of its US Revolving Commitment and US Revolving Loans to the same Participant or a Related Affiliate of such Participant. Subject to this
Section 10.7(e), each Borrower agrees that each Participant shall be entitled to the benefits of Section 2.17, Section 2.19 and Section 2.21 to the same extent as, but not to any greater extent than the Lender from which it acquired the participation. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.5 as though it were a Lender, provided such Participant agrees to be subject to Section 2.20 as though it were a Lender.

                  (f) A Participant shall not be entitled to receive any greater payment under Section 2.19 or Section 2.21 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrowers' prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.21 unless the Borrowers are notified of the participation sold to such Participant and such Participant agrees, for the benefit of each Borrower, to comply with
Section 2.21(f) as though it were a Lender.

                  (g) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section 10.7 shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

                  (h) Each Borrower authorizes each Lender to disclose to any participant or Assignee (each, a "TRANSFEREE") and any prospective Transferee any and all information in such Lender's possession concerning the Borrowers and their Affiliates which has been delivered to such Lender by or on behalf of any Borrower pursuant to this Agreement or which has been delivered to such Lender by or on behalf of any Borrower in connection with such Lender's credit evaluation of the Borrowers and their Affiliates prior to becoming a party to this Agreement. No assignment or participation made or purported to be made to any Transferee shall be effective without the prior written consent of the Borrowers if it would require it to make any filing with any Governmental Authority or qualify any Loan or Note under the laws of any jurisdiction, and the Company shall be entitled to request and receive such information and assurances as it may reasonably request from any Lender or any Transferee to determine whether any such filing or qualification is required or whether any assignment or participation is otherwise in accordance with applicable law.

         Section 10.8 GOVERNING LAW; SUBMISSION TO JURISDICTION; ETC.

                  (a) GOVERNING LAW. This Agreement and the rights and obligations of the parties hereunder and under the Notes shall be construed in accordance with and be governed by the laws of the State of New York and, to the extent controlling, laws of the United States of America.

                  (b) SUBMISSION TO JURISDICTION. Any legal action or proceeding with respect to this Agreement, the Notes or the other Financing Documents may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, each Borrower hereby accepts for itself and in respect of its Property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each Borrower hereby irrevocably waives any objection, including, but not limited to, any objection to the laying of venue or based on the grounds of Forum Non Conveniens, which it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

                  (c) WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT ALLOWED BY APPLICABLE LAW, EACH OF THE BORROWERS, THE AGENTS, THE ISSUING BANKS AND THE LENDERS (i) IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO ANY FINANCING DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN; (ii) IRREVOCABLY WAIVE ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (iii) CERTIFY THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS; AND (iv) ACKNOWLEDGE THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE OTHER FINANCING DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BASED UPON, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION.

                  (d) WAIVER OF CONSEQUENTIAL DAMAGES. To the maximum extent allowed by applicable law, each Borrower, each Agent, the Issuing Banks and the Lenders (1) irrevocably waive any right each may have to claim or recover in any such litigation any special, exemplary, punitive or consequential damages, or damages other than, or in addition to, actual damages; (2) certifies that no party hereto nor any representative or counsel for any party hereto has represented, expressly or otherwise, or implied that such party would not, in the event of litigation, seek to enforce the foregoing waiver; and (3) acknowledges that it has been induced to enter into this Agreement, the other Financing Documents and the transactions contemplated hereby and thereby based upon, among other things, the mutual waivers and certifications contained in this Section 10.8.

                  (e) DESIGNATION OF PROCESS AGENT. Each Borrower hereby irrevocably designates CT Corporation System, with an office on the date hereof at 350 North St. Paul Street, Dallas, Texas 75201, as the designee, appointee and process agent of such Borrower to receive, for and on behalf of such Borrower, service of process in such respective jurisdictions in any legal action or proceeding with respect to this Agreement, the Notes, or the other Financing Documents. It is understood that a copy of such process served on such Agent will be promptly forwarded by mail to such Borrower at its address set forth opposite its signature below, but the failure of any Borrower to receive such copy shall not affect in any way the service of such process. Each Borrower further irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Company at its said address, such service to become effective 30 days after such mailing.

                  (f) SERVICE OF PROCESS. Nothing herein shall affect the right of Administrative Agent or any Lender or any holder of a Note to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any Borrower in any other jurisdiction.

                  (g) "JUDGMENT CURRENCY".

                           (i) If, for the purpose of obtaining or enforcing any judgment against any Borrowers or any Credit Party in any court in any jurisdiction, it becomes necessary to convert into any other currency (such other currency being hereinafter in this Section 10.8(g) referred to as the "Judgment Currency") an amount due under any Financing Document in any currency (the "Obligation Currency") other than the Judgment Currency, the conversion shall be made at the rate of exchange prevailing on the Business Day immediately preceding (i) the date of actual payment of the amount due, in the case of any proceeding in the courts of any jurisdiction that will give effect to such conversion being made on such date, or (ii) the date on which the judgment is given, in the case of any proceeding in the courts of any other jurisdiction (the applicable date as of which such conversion is made pursuant to this Section 10.8(g) being hereinafter in this Section 10.8(g) referred to as the "Judgment Conversion Date").

                           (ii) If, in the case of any proceeding in the court of any jurisdiction referred to in Section 10.8(g)(i), there is a change in the rate of exchange prevailing between the Judgment Conversion Date and the date of actual receipt for value of the amount due, the applicable Borrower or Credit Party shall pay such additional amount (if any, but in any event not lesser amount) as may be necessary to ensure that the amount actually received in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of the Judgment Currency stipulated in the judgment or judicial order at the rate of exchange prevailing on the Judgment Conversion Date. Any amount due from a Borrower or Credit Party under Section 10.8(g)(ii) shall be due as a separate debt and shall not be affected by judgment being obtained for any other amounts due under or in respect of any of the Loan Documents.

                           (iii) The term "rate of exchange" in this Section 10.8(g) means the rate of exchange at which the Administrative Agent would, on the relevant date at or about 12:00 noon (New York time), be prepared to sell the Obligation Currency against the Judgment Currency.

         Section 10.9 INDEPENDENT NATURE OF LENDERS' RIGHTS. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and each Lender shall be entitled to protect and enforce its rights arising out of this Agreement, and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

         Section 10.10 INVALIDITY. In the event that any one or more of the provisions contained in the Notes, this Agreement or in any other Financing Document shall, for any reason, be held invalid, illegal or unenforceable in any respect, (a) each Borrower agrees that such invalidity, illegality or unenforceability shall not affect any other provision of the Notes, this Agreement or any other Financing Document and (b) each Borrower and Administrative Agent (acting on behalf and at the direction of the Lenders) and Canadian Administrative Agent (acting on behalf and at the direction of the Canadian Lenders) will negotiate in good faith to amend such provision so as to be legal, valid, and enforceable.

         Section 10.11 RENEWAL, EXTENSION OR REARRANGEMENT. All provisions of this Agreement and of any other Financing Documents relating to the Notes or other Lender Indebtedness shall apply with equal force and effect to each and all promissory notes hereafter executed which in whole or in part represent a renewal, extension for any period, increase or rearrangement of any part of the Lender Indebtedness originally represented by the Notes, or of any part of such other Lender Indebtedness.

         Section 10.12 CONFIDENTIALITY. Administrative Agent, the Canadian Administrative Agent, the Issuing Banks and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section 10.12, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (g) with the consent of the Borrowers or (h) to the extent such Information (1) becomes publicly available other than as a result of a breach of this Section 10.12 or (2) becomes available to the Administrative Agent, the Canadian Administrative Agent, any Issuing Bank or any Lender on a non-confidential basis from a source other than a Borrower. For the purposes of this Section 10.12, "INFORMATION" means all information received from any Borrower relating to a Borrower or its business, other than any such information that is available to the Administrative Agent, the Canadian Administrative Agent, any Issuing Bank or any Lender on a non-confidential basis prior to disclosure by a Borrower. Any Person required to maintain the confidentiality of Information as provided in this Section 10.12 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Each Borrower acknowledges that the Administrative Agent or Canadian Administrative Agent may be providing debt financing, equity capital or other services (including financial advisory services) to other companies in respect of which a Credit Party may have conflicting interests regarding the transactions contemplated by this Agreement or the other Financing Documents. The Administrative Agent and Canadian Administrative Agent will not use confidential information obtained from any Credit Party by virtue of the transaction contemplated by this Agreement or the other Financing Documents or their other relationships with the Borrower in connection with the performance by the Administrative Agent and Canadian Administrative Agent of services for other companies, and the Administrative Agent and Canadian Administrative Agent will not furnish any such information to other companies. Each Borrower also acknowledges that the Administrative Agent and Canadian Administrative Agent has no obligation to use in connection with the transactions contemplated by this Agreement or the other Financing Documents, or to furnish to any Credit Party, confidential information obtained from other companies.

         Section 10.13 INTEREST. It is the intention of the parties hereto to conform strictly to usury laws applicable to each Agent, the Issuing Banks and the Lenders (collectively, the "FINANCING PARTIES") and the Transactions. Accordingly, if the Transactions would be usurious as to any Financing Party under laws applicable to it, then, notwithstanding anything to the contrary in the Notes, this Agreement or in any other Financing Document or agreement entered into in connection with the Transactions or as security for the Notes, it is agreed as follows: (a) the aggregate of all consideration which constitutes interest under law applicable to any Financing Party that is contracted for, taken, reserved, charged or received by such Financing Party under the Notes, this Agreement or under any of such other Financing Documents or agreements or otherwise in connection with the Transactions shall under no circumstances exceed the maximum amount allowed by such applicable law, (b) in the event that the maturity of the Notes is accelerated for any reason, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to any Financing Party may never include more than the maximum amount allowed by such applicable law, and (c) excess interest, if any, provided for in this Agreement or otherwise in connection with the Transactions shall be canceled automatically by such Financing Party and, if theretofore paid, shall be credited by such Financing Party on the principal amount of the Borrower's Indebtedness to such Financing Party (or, to the extent that the principal amount of the Borrower's Indebtedness to such Financing Party shall have been or would thereby be paid in full, refunded by such Financing Party to the Borrowers). The right to accelerate the maturity of the Notes does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and the Financing Parties do not intend to collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to the Financing Parties for the use, forbearance or detention of sums included in the Lender Indebtedness shall, to the extent permitted by law applicable to such Financing Party, be amortized, prorated, allocated and spread throughout the full term of the Notes until payment in full so that the rate or amount of interest on account of the Lender Indebtedness does not exceed the applicable usury ceiling, if any. As used in this Section 10.13, the terms "APPLICABLE LAW" or "LAWS APPLICABLE TO ANY FINANCING PARTY" shall mean the law of any jurisdiction whose laws may be mandatorily applicable notwithstanding other provisions of this Agreement, or law of the United States of America or Canada applicable to any Financing Party and the Transactions which would permit such Financing Party to contract for, charge, take, reserve or receive a greater amount of interest than under such jurisdiction's law.

         Section 10.14 ENTIRE AGREEMENT. The Notes, this Agreement and the other Financing Documents embody the entire agreement and understanding between the Administrative Agent, the Canadian Administrative Agent, the Issuing Banks or the Lenders and the other respective parties hereto and thereto and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof and may not be contradicted by evidence of prior, contemporaneous agreements of the parties. There are no unwritten oral agreements between the parties.

         Section 10.15 ATTACHMENTS. The exhibits, schedules and annexes attached to this Agreement are incorporated herein and shall be considered a part of this Agreement for the purposes stated herein, except that in the event of any conflict between any of the provisions of such exhibits and the provisions of this Agreement, the provisions of this Agreement shall prevail.

         Section 10.16 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original but all of which shall together constitute one and the same instrument.

         Section 10.17 SURVIVAL OF INDEMNITIES. Borrowers' obligations under
Section 2.17, Section 2.19, Section 2.21 and Section 10.4 shall survive the payment in full of the Loans and the Letter of Credit Liabilities.

         Section 10.18 HEADINGS DESCRIPTIVE. The headings of the several sections and subsections of this Agreement, and the table of contents, are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

         Section 10.19 SATISFACTION REQUIREMENT. If any agreement, certificate, instrument or other writing, or any action taken or to be taken, is by the terms of this Agreement required to be satisfactory to any party, the determination of such satisfaction shall be made by such party in its sole and exclusive judgment exercised reasonably and in good faith.

         Section 10.20 EXCULPATION PROVISIONS. Each of the parties hereto specifically agrees that it has a duty to read this Agreement and the other Financing Documents and agrees that it is charged with notice and knowledge of the terms of this Agreement and the other Financing Documents; that it has in fact read this Agreement and is fully informed and has full notice and knowledge of the terms, conditions and effects of this Agreement; that it has been represented by legal counsel of its choice throughout the negotiations preceding its execution of this Agreement and the other Financing Documents; and has received the advice of its attorneys in entering into this Agreement and the other Financing Documents; and that it recognizes that certain of the terms of this Agreement and the other Financing Documents result in one party assuming the liability inherent in some aspects of the transaction and relieving the other party of its responsibility for such liability. Each party hereto agrees and covenants that it will not contest the validity or enforceability of any exculpatory provision of this Agreement and the other Financing Documents on the basis that the party had no notice or knowledge of such provision or that the provision is not "conspicuous."

         Section 10.21 SECURED AFFILIATE; CASH MANAGEMENT AFFILIATE. For purposes of this Agreement and all other Financing Documents (other than applicable Swap Agreements and Cash Management Agreements), if a Secured Affiliate or Cash Management Affiliate of a Lender has entered into one or more Swap Agreements or Cash Management Agreements with any Credit Party, then to the extent that such Secured Affiliate or Cash Management Affiliate has rights against or is owed obligations by (or if the affiliated Lender, rather than the Secured Affiliate or Cash Management Affiliate, were the counter-party to the applicable Swap Agreement or the other party to the applicable Cash Management Agreement, such rights or obligations that such Lender has) the Borrowers hereunder or under any other Financing Document (other than applicable Swap Agreements and Cash Management Agreements), such affiliated Lender shall be the agent and attorney-in-fact for such Secured Affiliate or Cash Management Affiliate with regard to any such rights and obligations, or deemed rights and obligations, as if such Lender were the counter-party to the applicable Swap Agreement or the other party to the applicable Cash Management Agreement including, but not limited to, the following: (a) all distributions or payments in respect of Collateral owing to such Secured Affiliate or Cash Management Affiliate shall be distributed or paid to such Lender, (b) all representations, statements or disclaimers made herein or in any Financing Document by or to such Lender shall be deemed to have been made by or to such Secured Affiliate or Cash Management Affiliate, (c) all obligations incurred by such Lender that would have been incurred by the Secured Affiliate or Cash Management Affiliate if it were a party hereto (including, but not limited to, obligations under Section 9.6) shall be the obligations of such Lender, and such Lender, as the agent and attorney-in-fact of its Secured Affiliate or Cash Management Affiliate, will make any and all payments owing to the Administrative Agent with respect to such obligations or deemed obligations of its Secured Affiliate or Cash Management Affiliate. Each such Lender represents, warrants and covenants to and with the Administrative Agent and the Canadian Administrative Agent that such Lender has, or at all applicable times will have, full power and authority to act as Agent and attorney-in-fact for its Secured Affiliates or Cash Management Affiliates. Under no circumstance shall any Secured Affiliate or Cash Management Affiliate have any voting rights hereunder and the voting rights of any affiliated Lender shall not be increased by virtue of the obligations owing to any such Secured Affiliate or Cash Management Affiliate.

         Section 10.22 NO FINANCIAL ASSISTANCE BY CANADIAN CREDIT PARTIES. Notwithstanding any provision of this Agreement or any of the other Financing Documents to the contrary (including, without limitation, Section 10.4 and Section 10.21 of this Agreement) no Canadian Credit Party will have any liability hereunder or thereunder for, nor shall any of the assets of any such Canadian Credit Party (including proceeds of any Collateral owned by any such Canadian Credit Party) be applied against or issued to satisfy or offset, any indebtedness, obligations or liabilities (actual or contingent) of any Person which is not indebtedness, an obligation, or a liability of a Canadian Borrower; provided, that, nothing contained herein shall limit or impair the rights of any Agent, any Lender or any Secured Affiliate or the liability or obligation of any Canadian Credit Party with respect to the Canadian Lender Indebtedness, including, without limitation, any Swap Agreements or Cash Management Agreements entered into with any Canadian Credit Party.

         Section 10.23 MISSOURI LAW PROVISION. ORAL AGREEMENT OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT THE BORROWERS AND THE LENDERS FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the date first above written.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

                                 SIGNATURE PAGE
                                       TO
                                CREDIT AGREEMENT
                              DATED MARCH ___, 2002
                                  BY AND AMONG
    MAVERICK TUBE CORPORATION AND CERTAIN OF ITS SUBSIDIARIES, AS BORROWERS,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT,
       CIT BUSINESS CREDIT CANADA INC., AS CANADIAN ADMINISTRATIVE AGENT,
          GENERAL ELECTRIC CAPITAL CORPORATION, AS DOCUMENTATION AGENT,
             AND FINANCIAL INSTITUTIONS PARTIES THERETO, AS LENDERS





US BORROWERS:                          MAVERICK TUBE CORPORATION

                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------

                                       MAVERICK INVESTMENT CORPORATION


                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------

                                       MAVERICK TUBE L.P.

                                       By:  Maverick G.P., Inc., its
                                            General Partner

                                            By:
                                                --------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                       PRECISION TUBE HOLDING CORPORATION


                                       By:
                                           ------------------------------------
                                       Name:
                                             ----------------------------------
                                       Title:
                                              ---------------------------------

                                       MAVERICK GP, INC.


                                       By:
                                           ------------------------------------
                                       Name:
                                             ----------------------------------
                                       Title:
                                              ---------------------------------


                                 Signature Page

                                       PRECISION GP, LLC



                                       By:
                                           ------------------------------------
                                       Name:
                                             ----------------------------------
                                       Title:
                                              ---------------------------------

                                       PRECISION TUBE TECHNOLOGY, L.P.

                                       By:  Precision GP, LLC, general partner


                                            By:
                                                -------------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                   ----------------------------

















                                 Signature Page

CANADIAN BORROWERS:                    PRUDENTIAL STEEL LTD.


                                       By:
                                           ------------------------------------
                                       Name:
                                             ----------------------------------
                                       Title:
                                              ---------------------------------


                                       MAVERICK TUBE (CANADA) INC.


                                       By:
                                           ------------------------------------
                                       Name:
                                             ----------------------------------
                                       Title:
                                              ---------------------------------

                                       MAVERICK EXCHANGECO (NOVA SCOTIA) ULC


                                       By:
                                           ------------------------------------
                                       Name:
                                             ----------------------------------
                                       Title:
                                              ---------------------------------

                                       PRECISION TUBE CANADA LIMITED


                                       By:
                                           ------------------------------------
                                       Name:
                                             ----------------------------------
                                       Title:
                                              ---------------------------------

                                       Address for notice for all Borrowers:

                                       Maverick Tube Corporation
                                       16401 Swingley Ridge Road, Suite 700
                                       Chesterfield, Missouri 63017
                                       Attn:
                                            -----------------------------------
                                       Fax:
                                           ------------------------------------
                                       Phone:
                                             ----------------------------------








                                 Signature Page

                                 SIGNATURE PAGE
                                       TO
                                CREDIT AGREEMENT
                              DATED MARCH ___, 2002
                                  BY AND AMONG
    MAVERICK TUBE CORPORATION AND CERTAIN OF ITS SUBSIDIARIES, AS BORROWERS,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT,
       CIT BUSINESS CREDIT CANADA INC., AS CANADIAN ADMINISTRATIVE AGENT,
          GENERAL ELECTRIC CAPITAL CORPORATION AS DOCUMENTATION AGENT,
             AND FINANCIAL INSTITUTIONS PARTIES THERETO, AS LENDERS



                                        JPMORGAN CHASE BANK, individually, as an Issuing Bank, as Administrative Agent, as US Swingline Lender and a US Revolving Lender


                                        By:
                                            -----------------------------------
                                        Name:
                                              ---------------------------------
                                        Title:
                                               --------------------------------


                                        Address:   2200 Ross Avenue, 4th Floor
                                                   Dallas, Texas 75201
                                        Attention: Chris Capriotti
                                        Telephone: 214-965-2035
                                        Telecopy:  214-965-4731










                                 Signature Page

                                 SIGNATURE PAGE
                                       TO
                                CREDIT AGREEMENT
                              DATED MARCH ___, 2002
                                  BY AND AMONG
    MAVERICK TUBE CORPORATION AND CERTAIN OF ITS SUBSIDIARIES, AS BORROWERS,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT,
       CIT BUSINESS CREDIT CANADA INC., AS CANADIAN ADMINISTRATIVE AGENT,
          GENERAL ELECTRIC CAPITAL CORPORATION AS DOCUMENTATION AGENT,
             AND FINANCIAL INSTITUTIONS PARTIES THERETO, AS LENDERS





                                         JPMORGAN CHASE BANK, TORONTO
                                         BRANCH, as Canadian Lender


                                         By:
                                             ----------------------------------
                                         Name:
                                               --------------------------------
                                         Title:
                                                -------------------------------

                                         Address:

                                         Attention:
                                         Telephone:
                                         Telecopy:



                                 Signature Page

                                 SIGNATURE PAGE
                                       TO
                                CREDIT AGREEMENT
                              DATED MARCH ___, 2002
                                  BY AND AMONG
    MAVERICK TUBE CORPORATION AND CERTAIN OF ITS SUBSIDIARIES, AS BORROWERS,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT,
       CIT BUSINESS CREDIT CANADA INC., AS CANADIAN ADMINISTRATIVE AGENT,
          GENERAL ELECTRIC CAPITAL CORPORATION AS DOCUMENTATION AGENT,
             AND FINANCIAL INSTITUTIONS PARTIES THERETO, AS LENDERS






                                   CIT BUSINESS CREDIT CANADA INC.,
                                   individually, as Canadian Administrative
                                   Agent, Issuing Bank and as a Canadian
                                   Lender


                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------

                                   Address:   207 Queens Quay West, Suite 200
                                              Toronto, Ontario Canada  M5J1A7
                                   Attention: Donald Roger
                                   Telephone: 416-507-5056
                                   Telecopy:  416-507-5100






                                 Signature Page

                                 SIGNATURE PAGE
                                       TO
                                CREDIT AGREEMENT
                              DATED MARCH ___, 2002
                                  BY AND AMONG
    MAVERICK TUBE CORPORATION AND CERTAIN OF ITS SUBSIDIARIES, AS BORROWERS,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT,
       CIT BUSINESS CREDIT CANADA INC., AS CANADIAN ADMINISTRATIVE AGENT,
          GENERAL ELECTRIC CAPITAL CORPORATION AS DOCUMENTATION AGENT,
             AND FINANCIAL INSTITUTIONS PARTIES THERETO, AS LENDERS








                         GENERAL ELECTRIC CAPITAL CORPORATION, as
                         Documentation Agent and as US Revolving
                         Lender


                         By:
                             ------------------------------------
                         Name:
                               ----------------------------------
                         Title:
                                ---------------------------------

                         Address:        16479 Dallas Parkway, 3rd Floor
                                         Addison, Texas  75001-2512
                         Attention:      Phillip R. Webb
                         Telephone:      972-713-2573
                         Telecopy:       972-713-2598

                         with a copy to:

                         Address:        General Electric Capital Corporation
                                         201 High Ridge Road
                                         Stamford, Connecticut  06927-5100
                         Attention:      Region Counsel - Commercial Finance
                         Telephone:      203-357-4379
                         Telecopy:       203-316-7822










                                 Signature Page

                                 SIGNATURE PAGE
                                       TO
                                CREDIT AGREEMENT
                              DATED MARCH ___, 2002
                                  BY AND AMONG
    MAVERICK TUBE CORPORATION AND CERTAIN OF ITS SUBSIDIARIES, AS BORROWERS,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT,
       CIT BUSINESS CREDIT CANADA INC., AS CANADIAN ADMINISTRATIVE AGENT,
          GENERAL ELECTRIC CAPITAL CORPORATION AS DOCUMENTATION AGENT,
             AND FINANCIAL INSTITUTIONS PARTIES THERETO, AS LENDERS






                            GENERAL ELECTRIC CAPITAL CANADA INC.,
                            as Canadian Lender


                            By:
                                -----------------------------------
                            Name:
                                  ---------------------------------
                            Title:
                                   --------------------------------

                            Address:        GE Capital Commercial Finance, Inc.
                                            16479 Dallas Parkway, 3rd Floor
                                            Addison, Texas  75001-2512
                            Attention:      Phillip R. Webb
                            Telephone:      972-713-2573
                            Telecopy:       972-713-2598

                            with a copy to:

                            Address:        GE Capital Commercial Finance, Inc.
                                            201 High Ridge Road
                                            Stamford, Connecticut  06927-5100
                            Attention:      Region Counsel - Commercial Finance
                            Telephone:      203-357-4379
                            Telecopy:       203-316-7822



                                 Signature Page

                                 SIGNATURE PAGE
                                       TO
                                CREDIT AGREEMENT
                              DATED MARCH __, 2002
                                  BY AND AMONG
    MAVERICK TUBE CORPORATION AND CERTAIN OF ITS SUBSIDIARIES, AS BORROWERS,
                 JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT,
       CIT BUSINESS CREDIT CANADA INC., AS CANADIAN ADMINISTRATIVE AGENT,
          GENERAL ELECTRIC CAPITAL CORPORATION AS DOCUMENTATION AGENT,
             AND FINANCIAL INSTITUTIONS PARTIES THERETO, AS LENDERS



                                      THE CIT GROUP/BUSINESS CREDIT, INC., as US
                                      Revolving Lender


                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------

                                      Address:

                                      Attention:
                                      Telephone:
                                      Telecopy:


                                 Signature Page

                                 SIGNATURE PAGE
                                       TO
                                CREDIT AGREEMENT
                              DATED MARCH ___, 2002
                                  BY AND AMONG
    MAVERICK TUBE CORPORATION AND CERTAIN OF ITS SUBSIDIARIES, AS BORROWERS,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT,
       CIT BUSINESS CREDIT CANADA INC., AS CANADIAN ADMINISTRATIVE AGENT,
          GENERAL ELECTRIC CAPITAL CORPORATION AS DOCUMENTATION AGENT,
             AND FINANCIAL INSTITUTIONS PARTIES THERETO, AS LENDERS






                                      U.S. BANK NATIONAL ASSOCIATION, as US
                                      Revolving Lender


                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------

                                      Address:        7th and Washington
                                                      St. Louis, Missouri  63101
                                      Attention:      Thomas F. Visconti
                                      Telephone:      314-418-1318
                                      Telecopy:       314-418-8555






                                 Signature Page

                                 SIGNATURE PAGE
                                       TO
                                CREDIT AGREEMENT
                              DATED MARCH ___, 2002
                                  BY AND AMONG
    MAVERICK TUBE CORPORATION AND CERTAIN OF ITS SUBSIDIARIES, AS BORROWERS,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT,
       CIT BUSINESS CREDIT CANADA INC., AS CANADIAN ADMINISTRATIVE AGENT,
          GENERAL ELECTRIC CAPITAL CORPORATION AS DOCUMENTATION AGENT,
             AND FINANCIAL INSTITUTIONS PARTIES THERETO, AS LENDERS



                                 FLEET CAPITAL CANADA CORPORATION, as
                                 Canadian Lender


                                 By:
                                     ------------------------------------------
                                 Name:
                                       ----------------------------------------
                                 Title:
                                        ---------------------------------------

                                 Address:        20800 Swenson Drive, Suite 350
                                                 Waukesha, Wisconsin  53186
                                 Attention:      Edward M. Bartkowski
                                 Telephone:      262-798-4812
                                 Telecopy:       262-798-4882






                                 Signature Page

                                 SIGNATURE PAGE
                                       TO
                                CREDIT AGREEMENT
                              DATED MARCH ___, 2002
                                  BY AND AMONG
    MAVERICK TUBE CORPORATION AND CERTAIN OF ITS SUBSIDIARIES, AS BORROWERS,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT,
       CIT BUSINESS CREDIT CANADA INC., AS CANADIAN ADMINISTRATIVE AGENT,
          GENERAL ELECTRIC CAPITAL CORPORATION AS DOCUMENTATION AGENT,
             AND FINANCIAL INSTITUTIONS PARTIES THERETO, AS LENDERS




                                FLEET CAPITAL CORPORATION, as US
                                Revolving Lender


                                By:
                                   ---------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------

                                Address:        20800 Swenson Drive, Suite 350
                                                Waukesha, Wisconsin  53186
                                Attention:      Edward M. Bartkowski
                                Telephone:      262-798-4812
                                Telecopy:       262-798-4882



                                 Signature Page

                                 SIGNATURE PAGE
                                       TO
                                CREDIT AGREEMENT
                              DATED MARCH ___, 2002
                                  BY AND AMONG
    MAVERICK TUBE CORPORATION AND CERTAIN OF ITS SUBSIDIARIES, AS BORROWERS,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT,
       CIT BUSINESS CREDIT CANADA INC., AS CANADIAN ADMINISTRATIVE AGENT,
          GENERAL ELECTRIC CAPITAL CORPORATION AS DOCUMENTATION AGENT,
             AND FINANCIAL INSTITUTIONS PARTIES THERETO, AS LENDERS





                                RBC CENTURA BANK, as US Revolving Lender


                                By:
                                   ---------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------

                                Address:        200 Providence Road, Suite 300
                                                Charlotte, North Carolina  28207
                                Attention:      E. Mark Stubblefield
                                Telephone:      704-686-1112
                                Telecopy:       704-686-1499



                                 Signature Page

                                 SIGNATURE PAGE
                                       TO
                                CREDIT AGREEMENT
                              DATED MARCH ___, 2002
                                  BY AND AMONG
    MAVERICK TUBE CORPORATION AND CERTAIN OF ITS SUBSIDIARIES, AS BORROWERS,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT,
       CIT BUSINESS CREDIT CANADA INC., AS CANADIAN ADMINISTRATIVE AGENT,
          GENERAL ELECTRIC CAPITAL CORPORATION AS DOCUMENTATION AGENT,
             AND FINANCIAL INSTITUTIONS PARTIES THERETO, AS LENDERS




                                ROYAL BANK OF CANADA, as Canadian Lender


                                By:
                                   -------------------------------------
                                Name:
                                     -----------------------------------
                                Title:
                                      ----------------------------------

                                Address:        11th Floor, 335 8th Avenue SW
                                                Calgary, Alberta  T2P1C9
                                Attention:      Roger Straathof
                                Telephone:      403-292-3896
                                Telecopy:       403-292-3154




                                 Signature Page

                                 SIGNATURE PAGE
                                       TO
                                CREDIT AGREEMENT
                              DATED MARCH ___, 2002
                                  BY AND AMONG
    MAVERICK TUBE CORPORATION AND CERTAIN OF ITS SUBSIDIARIES, AS BORROWERS,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT,
       CIT BUSINESS CREDIT CANADA INC., AS CANADIAN ADMINISTRATIVE AGENT,
          GENERAL ELECTRIC CAPITAL CORPORATION AS DOCUMENTATION AGENT,
             AND FINANCIAL INSTITUTIONS PARTIES THERETO, AS LENDERS




                            CITIZENS BUSINESS CREDIT, a division of
                            Citizens Leasing Corporation, as US Revolving Lender


                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Title:
                                  ----------------------------------------------

                            Address:        100 Galeria Parkway, Suite 1665
                                            Atlanta, Georgia  30339
                            Attention:      Levi Schatz
                            Telephone:      770-850-4899
                            Telecopy:       770-850-4895









                                 Signature Page

                                     ANNEX I

             LENDER                      US REVOLVING          CANADIAN       US SWINGLINE LOAN
                                            CREDIT         REVOLVING CREDIT       COMMITMENT
                                          COMMITMENT          COMMITMENT

JPMorgan Chase Bank                   $    7,733,640.00                  0       $10,000,000.00

JPMorgan Chase Bank,                                  0     $21,266,360.00                    0
Toronto Branch

General Electric Capital              $   17,733,240.00                  0                    0
Corporation


General Electric Capital Canada                       0     $10,266,760.00                    0
Inc.


The CIT Group/Business Credit,        $   17,733,240.00                  0                    0
Inc.

CIT Business Credit Canada Inc.                       0     $10,266,760.00                    0


US Bank National Association          $   14,500,000.00                  0                    0


Fleet Capital Corporation             $   11,399,940.00                  0                    0


Fleet Capital Canada Corp.                            0      $6,600,060.00                    0


RBC Centura Bank                      $   11,399,940.00                  0                    0


Royal Bank of Canada                                   0     $6,600,060.00                    0


Citizens Business Credit, a           $   14,500,000.00                  0                    0
division of Citizens Leasing
Corporation


Total                                 $   95,000,000.00     $55,000,000.00       $10,000,000.00





                                  Annex Page-1

                          Description of Schedules and
                       Similar Attachments in Accordance
                            of the Credit Agreement
                             with Item 601(b)(2) of
                                 Regulation S-K

SCHEDULES
Schedule 1.3 Projections
Schedule 3.3 Post-Closing Matters
Schedule 5.7 Litigation
Schedule 5.15 Compliance with Laws
Schedule 5.19 Capital Structure
Schedule 5.20 Insurance
Schedule 5.21 Environmental Matters
Schedule 5.23 Employee Matters
Schedule 5.24 Real Property Locations
Schedule 5.26 Indebtedness
Schedule 7.2 Permitted Indebtedness
Schedule 7.3 Permitted Liens
Schedule 7.6 Permitted Investments
Schedule 7.8 Nature of Business

EXHIBITS
Exhibit A-1     Form of US Borrowing Base Report
Exhibit A-2     Form of Canadian Borrowing Base Report
Exhibit B-1     Form of Borrowing Request (US Revolving Credit Loan)
Exhibit B-2     Form of Borrowing Request (Canadian Revolving Credit Loans)
Exhibit B-3     Form of Borrowing Request (US Letters of Credit)
Exhibit B-4     Form of Borrowing Request (Canadian Letters of Credit)
Exhibit B-5     Form of Borrowing Request (US Swingline Loans)
Exhibit C-1     Form of Mortgage
Exhibit C-2     Form of Assignment of Rents
Exhibit D       Form of Canadian Revolving Credit Note
Exhibit E       Form of Canadian Security Agreement
Exhibit F       Form of Guaranty and Security Agreement
Exhibit G       Form of Perfection Certificate Update
Exhibit H       Form of Term Lender Joinder Agreement
Exhibit I       Form of Term Note
Exhibit J       Form of US Real Estate Mortgage
Exhibit K       Form of US Revolving Credit Note
Exhibit L       Form of US Swingline Note
Exhibit M       Form of B/A Equivalent Note
Exhibit N       Form of Borrower Joinder Agreement
Exhibit O       Form of Compliance Certificate
Exhibit P       Form of Weekly Collateral Report
Exhibit Q       Form of Inventory Designation Report
Exhibit R       Form of Assignment and Acceptance
Exhibit S       Form of Restricted Account Agreement